UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2023
MFS®  Global Equity Series
MFS® Variable Insurance Trust
VGE-ANN

MFS® Global Equity Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series
Portfolio Composition
Portfolio structure
Top ten holdings
Schneider Electric SE	3.0%
Visa, Inc., “A”	3.0%
Linde PLC	2.7%
Accenture PLC, “A”	2.6%
Thermo Fisher Scientific, Inc.	2.4%
Comcast Corp., “A”	2.4%
Medtronic PLC	2.4%
Charles Schwab Corp.	2.2%
Roche Holding AG	2.2%
Honeywell International, Inc.	2.2%
GICS equity sectors (g)
Industrials	20.5%
Financials	18.5%
Health Care	17.5%
Consumer Staples	10.7%
Information Technology	9.2%
Communication Services	8.1%
Consumer Discretionary	7.7%
Materials	6.9%
Issuer country weightings (x)
United States	52.9%
France	10.6%
Switzerland	9.3%
United Kingdom	8.7%
Canada	3.5%
Germany	3.0%
Japan	2.7%
Netherlands	2.6%
Spain	1.7%
Other Countries	5.0%
Currency exposure weightings (y)
United States Dollar	57.7%
Euro	18.5%
Swiss Franc	9.3%
British Pound Sterling	8.7%
Japanese Yen	2.7%
South Korean Won	1.2%
Swedish Krona	1.1%
Danish Krone	0.5%
Mexican Peso	0.3%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Global Equity Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Global Equity Series (fund) provided a total return of 14.18%, while Service Class shares of the fund provided a total return of 13.88%. These compare with a return of 23.79% over the same period for the fund’s benchmark, the MSCI World Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI World Index, the combination of an underweight position and security selection in the information technology sector detracted from the fund’s performance. Within this sector, not owning shares of strong-performing computer graphics processor maker NVIDIA, software giant Microsoft, and computer and personal electronics maker Apple weakened relative results. The stock price of Microsoft advanced as the company reported solid financial results, headlined by a reacceleration in constant-currency Azure (cloud) revenue growth and higher-than-expected contributions from AI-enabled services.
Security selection within the consumer discretionary sector also held back the fund’s relative performance. Here, not owning shares of internet retailer Amazon.com hindered relative returns as the stock outperformed the benchmark. The stock price of Amazon appreciated following continued strong growth within its Amazon Web Services segment and a favorable outlook for the company's generative AI business.
Security selection within the communication services sector was another negative factor for the fund’s relative returns. Within this sector, not owning shares of social networking service provider Meta Platforms weakened relative performance. The share price of Meta Platforms climbed as the company cited plans to cut costs and invest in artificial intelligence, including adding generative AI to text, image, and video generators across its network of apps, including Facebook and Instagram.
Stocks in other sectors that were among the top relative detractors included the fund's overweight positions in premium drinks distributor Diageo (United Kingdom), life sciences supply company Thermo Fisher Scientific, global flavors and fragrances supplier International Flavors & Fragrances, pharmaceutical company Merck KGaA (Germany), and pharmaceutical and diagnostic company Roche Holding (Switzerland).
Contributors to Performance
The fund’s avoidance of the energy, utilities and real estate sectors contributed to relative performance as all three sectors underperformed the benchmark. Within the energy sector, not owning poor-performing integrated energy company Chevron and integrated oil and gas company ExxonMobil aided relative performance. The share price of Chevron declined as the company reported revenue that missed expectations due to lower margins in its downstream operations, higher-than-forecasted capital expenditures and costs related to the acquisition of Hess. Additionally, energy stocks were broadly dragged down by weakness in crude oil prices, which suffered from both strong supply and weak demand dynamics. Within both the utilities and real estate sectors, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
2

MFS Global Equity Series
Management Review - continued
Elsewhere, the fund’s overweight positions in diversified industrial manufacturer Rolls-Royce Holdings (United Kingdom), investment management and banking firm UBS Group (Switzerland), electrical distribution equipment manufacturer Schneider Electric (France), airports terminals operator Aena SME (Spain), and consulting and information technology services provider Accenture benefited relative results. The stock price of UBS advanced as the company reported above-consensus earnings results, primarily due to lower-than-expected funding costs and operating expenses. Management also noted that net new money and net new deposit trends were encouraging. Additionally, not owning shares of weak-performing pharmaceutical giant Pfizer, diversified medical products maker Johnson & Johnson, and health insurance and Medicare/Medicaid provider UnitedHealth Group further boosted relative performance.
Respectfully,
Portfolio Manager(s)
Ryan McAllister and Roger Morley
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Global Equity Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/03/1999	14.18%	10.25%	7.20%
Service Class	5/01/2000	13.88%	9.96%	6.93%
Comparative benchmark(s)
MSCI World Index (net div) (f)	23.79%	12.80%	8.60%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Global Equity Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Global Equity Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 701/23-12/31/23
Initial Class	Actual	0.92%	$1,000.00	$1,032.91	$4.71
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
Service Class	Actual	1.17%	$1,000.00	$1,031.52	$5.99
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Global Equity Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Aerospace & Defense – 3.5%
Honeywell International, Inc.	5,363	$ 1,124,675
MTU Aero Engines Holding AG	1,021	220,073
Rolls-Royce Holdings PLC (a)	132,842	507,473
		$1,852,221
Airlines – 0.9%
Aena SME S.A.	2,726	$ 493,837
Alcoholic Beverages – 5.5%
Carlsberg A.S., “B”	2,269	$ 284,536
Diageo PLC	27,319	994,521
Heineken N.V.	8,788	891,957
Pernod Ricard S.A.	3,917	690,787
		$2,861,801
Apparel Manufacturers – 4.3%
Burberry Group PLC	17,377	$ 313,638
Compagnie Financiere Richemont S.A.	6,306	867,867
LVMH Moet Hennessy Louis Vuitton SE	1,342	1,086,829
		$2,268,334
Automotive – 0.5%
Aptiv PLC (a)	2,805	$ 251,665
Broadcasting – 1.9%
Omnicom Group, Inc.	1,656	$ 143,261
Walt Disney Co.	6,132	553,658
WPP Group PLC	29,319	281,407
		$978,326
Brokerage & Asset Managers – 3.6%
Charles Schwab Corp.	16,892	$ 1,162,170
Deutsche Boerse AG	1,438	296,065
London Stock Exchange Group PLC	3,546	419,176
		$1,877,411
Business Services – 9.6%
Accenture PLC, “A”	3,834	$ 1,345,389
Adecco S.A.	3,210	157,513
Brenntag AG	2,990	274,694
Cognizant Technology Solutions Corp., “A”	7,345	554,768
Compass Group PLC	11,199	306,337
Equifax, Inc.	1,770	437,703
Experian PLC	13,476	550,014
Fidelity National Information Services, Inc.	6,873	412,861
Fiserv, Inc. (a)	3,899	517,943
Intertek Group PLC	5,845	316,341
PayPal Holdings, Inc. (a)	2,387	146,586
		$5,020,149
Cable TV – 2.4%
Comcast Corp., “A”	28,169	$ 1,235,211
7

MFS Global Equity Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 1.9%
3M Co.	3,874	$ 423,506
PPG Industries, Inc.	3,804	568,888
		$992,394
Computer Software – 3.0%
Check Point Software Technologies Ltd. (a)	4,219	$ 644,621
Oracle Corp.	8,736	921,036
		$1,565,657
Computer Software - Systems – 1.2%
Samsung Electronics Co. Ltd.	10,233	$ 622,370
Construction – 0.6%
Otis Worldwide Corp.	3,410	$ 305,093
Consumer Products – 3.5%
Essity AB	24,164	$ 598,946
International Flavors & Fragrances, Inc.	7,860	636,424
Reckitt Benckiser Group PLC	8,503	587,439
		$1,822,809
Electrical Equipment – 5.2%
Amphenol Corp., “A”	4,286	$ 424,871
Legrand S.A.	6,682	694,138
Schneider Electric SE	7,893	1,583,936
		$2,702,945
Electronics – 1.2%
Hoya Corp.	2,700	$ 337,500
Microchip Technology, Inc.	3,504	315,991
		$653,491
Food & Beverages – 2.9%
Danone S.A.	7,283	$ 471,791
Nestle S.A.	9,089	1,053,764
		$1,525,555
Gaming & Lodging – 1.2%
Marriott International, Inc., “A”	1,675	$ 377,729
Whitbread PLC	5,575	259,802
		$637,531
Insurance – 3.2%
Aon PLC	2,148	$ 625,111
Willis Towers Watson PLC	4,293	1,035,471
		$1,660,582
Internet – 2.7%
Alphabet, Inc., “A” (a)	7,780	$ 1,086,788
eBay, Inc.	7,730	337,183
		$1,423,971
8

MFS Global Equity Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 1.3%
Carrier Global Corp.	2,820	$ 162,009
Kubota Corp.	33,900	510,303
		$672,312
Major Banks – 4.6%
Erste Group Bank AG	7,277	$ 295,068
Goldman Sachs Group, Inc.	2,699	1,041,193
UBS Group AG	34,606	1,073,916
		$2,410,177
Medical Equipment – 13.1%
Abbott Laboratories	6,445	$ 709,401
Boston Scientific Corp. (a)	15,064	870,850
Cooper Cos., Inc.	1,275	482,511
EssilorLuxottica	1,133	227,141
Medtronic PLC	14,973	1,233,476
Olympus Corp.	38,900	562,946
Sonova Holding AG	1,076	351,055
Stryker Corp.	1,429	427,928
Thermo Fisher Scientific, Inc.	2,401	1,274,427
Waters Corp. (a)	2,222	731,549
		$6,871,284
Other Banks & Diversified Financials – 5.0%
American Express Co.	3,823	$ 716,201
Grupo Financiero Banorte S.A. de C.V.	17,403	175,004
Julius Baer Group Ltd.	3,520	197,334
Visa, Inc., “A”	5,974	1,555,331
		$2,643,870
Pharmaceuticals – 3.8%
Merck KGaA	5,097	$ 810,827
Roche Holding AG	3,993	1,160,797
		$1,971,624
Railroad & Shipping – 4.8%
Canadian National Railway Co.	6,779	$ 851,646
Canadian Pacific Kansas City Ltd.	12,611	997,026
Union Pacific Corp.	2,752	675,946
		$2,524,618
Specialty Chemicals – 4.6%
Air Liquide S.A.	2,759	$ 536,426
Akzo Nobel N.V.	5,459	450,900
Linde PLC	3,402	1,397,235
		$2,384,561
Specialty Stores – 0.5%
Hermes International	113	$ 239,363
Telecommunications - Wireless – 1.8%
Cellnex Telecom S.A.	9,727	$ 382,922
Liberty Broadband Corp. (a)	6,751	544,063
		$926,985
9

MFS Global Equity Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Trucking – 0.8%
United Parcel Service, Inc., “B”	2,693	$ 423,420
Total Common Stocks (Identified Cost, $26,025,805)		$51,819,567
Investment Companies (h) – 0.0%
Money Market Funds – 0.0%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $1,736)	1,735	$ 1,736
Other Assets, Less Liabilities – 0.9%		458,927
Net Assets – 100.0%		$52,280,230
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,736 and $51,819,567, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
10

MFS Global Equity Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $26,025,805)	$51,819,567
Investments in affiliated issuers, at value (identified cost, $1,736)	1,736
Foreign currency, at value (identified cost, $4)	4
Receivables for
Investments sold	460,853
Fund shares sold	17,960
Interest and dividends	166,552
Receivable from investment adviser	3,528
Other assets	416
Total assets	$52,470,616
Liabilities
Payable to custodian	$19,756
Payables for
Fund shares reacquired	100,290
Payable to affiliates
Administrative services fee	195
Shareholder servicing costs	46
Distribution and/or service fees	274
Payable for independent Trustees' compensation	10
Payable for audit and tax fees	39,136
Payable for shareholder communications	19,372
Accrued expenses and other liabilities	11,307
Total liabilities	$190,386
Net assets	$52,280,230
Net assets consist of
Paid-in capital	$23,629,732
Total distributable earnings (loss)	28,650,498
Net assets	$52,280,230
Shares of beneficial interest outstanding	2,440,053
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$42,287,554	1,969,860	$21.47
Service Class	9,992,676	470,193	21.25
See Notes to Financial Statements
11

MFS Global Equity Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$984,376
Dividends from affiliated issuers	16,827
Interest	662
Income on securities loaned	203
Other	37
Foreign taxes withheld	(66,348)
Total investment income	$935,757
Expenses
Management fee	$459,372
Distribution and/or service fees	24,340
Shareholder servicing costs	1,841
Administrative services fee	17,707
Independent Trustees' compensation	3,065
Custodian fee	11,171
Shareholder communications	9,596
Audit and tax fees	70,011
Legal fees	320
Miscellaneous	24,122
Total expenses	$621,545
Reduction of expenses by investment adviser	(126,731)
Net expenses	$494,814
Net investment income (loss)	$440,943
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,953,026
Affiliated issuers	219
Foreign currency	12
Net realized gain (loss)	$2,953,257
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$3,354,445
Affiliated issuers	(54)
Translation of assets and liabilities in foreign currencies	8,817
Net unrealized gain (loss)	$3,363,208
Net realized and unrealized gain (loss)	$6,316,465
Change in net assets from operations	$6,757,408
See Notes to Financial Statements
12

MFS Global Equity Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$440,943	$374,997
Net realized gain (loss)	2,953,257	2,133,459
Net unrealized gain (loss)	3,363,208	(14,525,344)
Change in net assets from operations	$6,757,408	$(12,016,888)
Total distributions to shareholders	$(2,572,354)	$(5,629,118)
Change in net assets from fund share transactions	$(1,217,520)	$249,205
Total change in net assets	$2,967,534	$(17,396,801)
Net assets
At beginning of period	49,312,696	66,709,497
At end of period	$52,280,230	$49,312,696
See Notes to Financial Statements
13

MFS Global Equity Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$19.82	$26.90	$24.57	$22.79	$18.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.16	$0.12	$0.16	$0.25
Net realized and unrealized gain (loss)	2.55	(4.91)	4.07	2.73	5.35
Total from investment operations	$2.74	$(4.75)	$4.19	$2.89	$5.60
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.12)	$(0.17)	$(0.26)	$(0.25)
From net realized gain	(0.92)	(2.21)	(1.69)	(0.85)	(1.38)
Total distributions declared to shareholders	$(1.09)	$(2.33)	$(1.86)	$(1.11)	$(1.63)
Net asset value, end of period (x)	$21.47	$19.82	$26.90	$24.57	$22.79
Total return (%) (k)(r)(s)(x)	14.18	(17.73)	17.21	13.29	30.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.17	1.17	1.13	1.16	1.16
Expenses after expense reductions	0.92	0.92	0.92	0.92	0.95
Net investment income (loss)	0.91	0.74	0.45	0.75	1.16
Portfolio turnover	9	7	12	12	11
Net assets at end of period (000 omitted)	$42,288	$39,840	$51,966	$46,879	$49,771
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$19.62	$26.64	$24.37	$22.62	$18.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.11	$0.05	$0.10	$0.18
Net realized and unrealized gain (loss)	2.51	(4.87)	4.03	2.71	5.32
Total from investment operations	$2.65	$(4.76)	$4.08	$2.81	$5.50
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.05)	$(0.12)	$(0.21)	$(0.20)
From net realized gain	(0.92)	(2.21)	(1.69)	(0.85)	(1.38)
Total distributions declared to shareholders	$(1.02)	$(2.26)	$(1.81)	$(1.06)	$(1.58)
Net asset value, end of period (x)	$21.25	$19.62	$26.64	$24.37	$22.62
Total return (%) (k)(r)(s)(x)	13.88	(17.94)	16.88	13.04	30.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.42	1.42	1.38	1.41	1.41
Expenses after expense reductions	1.17	1.17	1.17	1.17	1.20
Net investment income (loss)	0.66	0.49	0.19	0.48	0.85
Portfolio turnover	9	7	12	12	11
Net assets at end of period (000 omitted)	$9,993	$9,473	$14,744	$13,469	$11,319

See Notes to Financial Statements
14

MFS Global Equity Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Global Equity Series
Notes to Financial Statements
(1)  Business and Organization
MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party
16

MFS Global Equity Series
Notes to Financial Statements  - continued
pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$27,189,521	$—	$—	$27,189,521
France	5,530,411	—	—	5,530,411
Switzerland	4,862,246	—	—	4,862,246
United Kingdom	4,536,148	—	—	4,536,148
Canada	1,848,672	—	—	1,848,672
Germany	1,601,659	—	—	1,601,659
Japan	1,410,749	—	—	1,410,749
Netherlands	1,342,857	—	—	1,342,857
Spain	876,759	—	—	876,759
Other Countries	1,998,175	622,370	—	2,620,545
Mutual Funds	1,736	—	—	1,736
Total	$51,198,933	$622,370	$—	$51,821,303
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the
17

MFS Global Equity Series
Notes to Financial Statements  - continued
lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$369,097	$383,057
Long-term capital gains	2,203,257	5,246,061
Total distributions	$2,572,354	$5,629,118
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$26,532,479
Gross appreciation	26,568,419
Gross depreciation	(1,279,595)
Net unrealized appreciation (depreciation)	$25,288,824
Undistributed ordinary income	498,199
Undistributed long-term capital gain	2,858,143
Other temporary differences	5,332
Total distributable earnings (loss)	$28,650,498
18

MFS Global Equity Series
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$2,088,563	$4,432,765
Service Class	483,791	1,196,353
Total	$2,572,354	$5,629,118
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $6,525, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $120,206, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,539, which equated to 0.0030% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $302.
19

MFS Global Equity Series
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0347% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $66,261 and $23,736, respectively. The sales transactions resulted in net realized gains (losses) of $13,708.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $4,617,571 and $8,153,332, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	193,835	$4,012,208	212,890	$4,784,619
Service Class	73,640	1,532,889	80,213	1,744,781
	267,475	$5,545,097	293,103	$6,529,400
Shares issued to shareholders in reinvestment of distributions
Initial Class	103,805	$2,088,563	221,860	$4,432,765
Service Class	24,262	483,791	60,452	1,196,353
	128,067	$2,572,354	282,312	$5,629,118
Shares reacquired
Initial Class	(338,228)	$(7,062,214)	(356,010)	$(7,569,275)
Service Class	(110,591)	(2,272,757)	(211,201)	(4,340,038)
	(448,819)	$(9,334,971)	(567,211)	$(11,909,313)
Net change
Initial Class	(40,588)	$(961,443)	78,740	$1,648,109
Service Class	(12,689)	(256,077)	(70,536)	(1,398,904)
	(53,277)	$(1,217,520)	8,204	$249,205
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on
20

MFS Global Equity Series
Notes to Financial Statements  - continued
the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $276 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$182,641	$7,552,923	$7,733,993	$219	$(54)	$1,736
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$16,827	$—
21

MFS Global Equity Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Global Equity Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS Global Equity Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS Global Equity Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Ryan McAllister Roger Morley
25

MFS Global Equity Series
Board Review of Investment Advisory Agreement
MFS Global Equity Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
26

MFS Global Equity Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
27

MFS Global Equity Series
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
28

MFS Global Equity Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $2,424,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 75.92% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
Income derived from foreign sources was $664,021. The fund intends to pass through foreign tax credits of $65,392 for the fiscal year.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2023
MFS®  Growth Series
MFS® Variable Insurance Trust
VEG-ANN

MFS® Growth Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	14.5%
Amazon.com, Inc.	6.6%
Alphabet, Inc., “A”	6.3%
NVIDIA Corp.	6.0%
Apple, Inc.	5.9%
Meta Platforms, Inc., “A”	4.6%
Mastercard, Inc., “A”	3.9%
Visa, Inc., “A”	3.4%
Eli Lilly & Co.	2.5%
Boston Scientific Corp.	2.0%
GICS equity sectors (g)
Information Technology	39.8%
Communication Services	13.8%
Health Care	10.8%
Financials	10.4%
Consumer Discretionary	10.4%
Industrials	6.8%
Materials	5.3%
Real Estate	1.2%
Consumer Staples	0.8%
Energy	0.2%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Growth Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Growth Series (fund) provided a total return of 35.86%, while Service Class shares of the fund provided a total return of 35.51%. These compare with a return of 42.68% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
The fund’s overweight position and, to a lesser extent, stock selection in the financials sector held back performance relative to the Russell 1000® Growth Index. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
An underweight position in the information technology sector also weighed on the fund’s relative performance. Within this sector, not owning shares of broadband communications and networking services company Broadcom weakened relative results. The stock price of Broadcom appreciated in reaction to better-than-expected earnings results, supported by strength in AI-related server demand and an increased earnings outlook.
Elsewhere, not owning shares of electric vehicle manufacturer Tesla, and the fund’s overweight positions in skin care, makeup, fragrance and hair care products manufacturer Estée Lauder Companies, life sciences supply company Thermo Fisher Scientific, healthcare equipment manufacturer Danaher(h) and pharmaceutical and medical products maker Abbott Laboratories(h), detracted from relative performance. The stock price of Estée Lauder Companies declined as the firm lowered its sales outlook due to a slower-than-expected demand recovery from Chinese consumers. The beauty products maker also experienced a significant reduction in the company’s travel retail inventories which notably undercut gains in its North American markets. The fund’s holdings of atmospheric gases manufacturer Air Products & Chemicals(b), building controls and systems supplier Johnson Controls International(b)(h) and medical technology company Becton, Dickinson and Company(b) also hindered relative returns.
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Contributors to Performance
The fund’s underweight position in the consumer staples sector contributed to relative performance. Within this sector, not holding shares of beverages, food and snacks producer PepsiCo, beverage maker Coca-Cola, consumer goods company Procter & Gamble Company and merchandise store operator Dollar General benefited relative performance.
Stock selection and an overweight position in the industrials sector also benefited the fund’s relative returns. Within this sector, not holding shares of agricultural equipment manufacturer Deere and defense contractor Lockheed Martin aided relative results.
2

MFS Growth Series
Management Review - continued
Elsewhere, not owning shares of pharmaceutical company AbbVie, athletic shoes and apparel manufacturer NIKE and building materials and home improvements retailer Home Depot supported relative returns. The stock price of NIKE declined following management's lower-than-expected sales and margin growth outlook, attributed to wholesale headwinds and elevated Selling, General & Administrative costs. Additionally, the fund's underweight position in health insurance and Medicare/Medicaid provider UnitedHealth Group also benefited relative performance. The share price of UnitedHealth Group declined as the company posted subdued medical loss ratio figures and higher than anticipated investment costs in its Optum Insights segment.
Respectfully,
Portfolio Manager(s)
Eric Fischman and Bradford Mak
Note to Shareholders: Effective April 3, 2023, Paul Gordon is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Growth Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/24/1995	35.86%	15.89%	12.97%
Service Class	5/01/2000	35.51%	15.59%	12.69%
Comparative benchmark(s)
Russell 1000® Growth Index (f)	42.68%	19.50%	14.86%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Growth Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Growth Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.72%	$1,000.00	$1,095.57	$3.80
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,094.14	$5.12
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Growth Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Aerospace & Defense – 0.7%
Howmet Aerospace, Inc.	237,745	$ 12,866,759
Apparel Manufacturers – 1.0%
LVMH Moet Hennessy Louis Vuitton SE	23,177	$ 18,770,075
Brokerage & Asset Managers – 0.6%
CME Group, Inc.	44,618	$ 9,396,551
KKR & Co., Inc.	22,174	1,837,116
		$11,233,667
Business Services – 4.7%
CoStar Group, Inc. (a)	255,304	$ 22,311,016
MSCI, Inc.	51,221	28,973,159
TransUnion	72,656	4,992,194
Verisk Analytics, Inc., “A”	130,410	31,149,733
		$87,426,102
Computer Software – 20.1%
Adobe Systems, Inc. (a)	21,664	$ 12,924,743
Cadence Design Systems, Inc. (a)	125,313	34,131,502
Datadog, Inc., “A” (a)	31,321	3,801,743
Intuit, Inc.	39,079	24,425,547
Microsoft Corp.	717,008	269,623,688
Synopsys, Inc. (a)	56,065	28,868,429
		$373,775,652
Computer Software - Systems – 7.7%
Apple, Inc.	572,384	$ 110,201,092
ServiceNow, Inc. (a)	47,139	33,303,232
		$143,504,324
Construction – 2.9%
Martin Marietta Materials, Inc.	15,297	$ 7,631,826
Sherwin-Williams Co.	35,597	11,102,705
Vulcan Materials Co.	152,115	34,531,626
		$53,266,157
Consumer Products – 0.8%
Colgate-Palmolive Co.	65,205	$ 5,197,491
Estée Lauder Cos., Inc., “A”	60,910	8,908,087
		$14,105,578
Consumer Services – 0.9%
Uber Technologies, Inc. (a)	263,702	$ 16,236,132
Electrical Equipment – 2.7%
AMETEK, Inc.	140,225	$ 23,121,700
Amphenol Corp., “A”	169,785	16,830,787
Rockwell Automation, Inc.	32,698	10,152,075
		$50,104,562
7

MFS Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 10.2%
Applied Materials, Inc.	49,589	$ 8,036,889
ASML Holding N.V., ADR	38,180	28,899,206
KLA Corp.	25,253	14,679,569
Lam Research Corp.	20,473	16,035,682
Marvell Technology, Inc.	71,420	4,307,340
NVIDIA Corp.	223,664	110,762,886
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	64,229	6,679,816
		$189,401,388
Energy - Independent – 0.2%
Hess Corp.	24,303	$ 3,503,520
Entertainment – 0.6%
Spotify Technology S.A. (a)	65,002	$ 12,214,526
Gaming & Lodging – 1.4%
Hilton Worldwide Holdings, Inc.	118,065	$ 21,498,456
Las Vegas Sands Corp.	81,742	4,022,524
		$25,520,980
Health Maintenance Organizations – 0.2%
UnitedHealth Group, Inc.	8,884	$ 4,677,160
Insurance – 0.8%
Aon PLC	13,356	$ 3,886,863
Arthur J. Gallagher & Co.	51,304	11,537,244
		$15,424,107
Internet – 13.5%
Alphabet, Inc., “A” (a)	838,209	$ 117,089,415
Alphabet, Inc., “C” (a)	226,597	31,934,315
Gartner, Inc. (a)	35,622	16,069,441
Meta Platforms, Inc., “A” (a)	242,715	85,911,401
		$251,004,572
Leisure & Toys – 0.5%
Take-Two Interactive Software, Inc. (a)	59,339	$ 9,550,612
Machinery & Tools – 1.5%
Eaton Corp. PLC	112,528	$ 27,098,993
Medical & Health Technology & Services – 0.6%
ICON PLC (a)	23,246	$ 6,580,245
Veeva Systems, Inc. (a)	26,840	5,167,237
		$11,747,482
Medical Equipment – 4.2%
Agilent Technologies, Inc.	34,505	$ 4,797,230
Becton, Dickinson and Co.	34,036	8,298,998
Boston Scientific Corp. (a)	640,585	37,032,219
STERIS PLC	32,135	7,064,880
Thermo Fisher Scientific, Inc.	40,935	21,727,888
		$78,921,215
8

MFS Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 7.4%
Mastercard, Inc., “A”	172,139	$ 73,419,005
Moody's Corp.	4,701	1,836,023
Visa, Inc., “A”	242,307	63,084,627
		$138,339,655
Pharmaceuticals – 5.7%
Argenx SE, ADR (a)	10,112	$ 3,846,908
Eli Lilly & Co.	80,205	46,753,098
Regeneron Pharmaceuticals, Inc. (a)	7,740	6,797,965
Vertex Pharmaceuticals, Inc. (a)	85,938	34,967,313
Zoetis, Inc.	66,933	13,210,566
		$105,575,850
Railroad & Shipping – 0.1%
Canadian Pacific Kansas City Ltd.	20,724	$ 1,638,439
Restaurants – 0.2%
Chipotle Mexican Grill, Inc., “A” (a)	1,808	$ 4,134,824
Specialty Chemicals – 2.5%
Air Products & Chemicals, Inc.	44,072	$ 12,066,914
Linde PLC	82,274	33,790,754
		$45,857,668
Specialty Stores – 7.8%
Amazon.com, Inc. (a)	801,736	$ 121,815,768
Lululemon Athletica, Inc. (a)	17,167	8,777,315
O'Reilly Automotive, Inc. (a)	14,413	13,693,503
		$144,286,586
Total Common Stocks (Identified Cost, $718,374,796)		$1,850,186,585
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $13,842,058)	13,843,116	$ 13,845,884
Other Assets, Less Liabilities – (0.3)%		(5,247,422)
Net Assets – 100.0%		$1,858,785,047
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $13,845,884 and $1,850,186,585, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
9

MFS Growth Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $718,374,796)	$1,850,186,585
Investments in affiliated issuers, at value (identified cost, $13,842,058)	13,845,884
Receivables for
Fund shares sold	310,549
Dividends	442,893
Other assets	6,516
Total assets	$1,864,792,427
Liabilities
Payables for
Fund shares reacquired	$5,666,106
Payable to affiliates
Investment adviser	141,261
Administrative services fee	2,590
Shareholder servicing costs	433
Distribution and/or service fees	13,264
Payable for independent Trustees' compensation	13
Accrued expenses and other liabilities	183,713
Total liabilities	$6,007,380
Net assets	$1,858,785,047
Net assets consist of
Paid-in capital	$567,062,778
Total distributable earnings (loss)	1,291,722,269
Net assets	$1,858,785,047
Shares of beneficial interest outstanding	31,495,227
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,375,608,948	22,817,938	$60.29
Service Class	483,176,099	8,677,289	55.68
See Notes to Financial Statements
10

MFS Growth Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$10,803,652
Dividends from affiliated issuers	1,338,435
Other	25,743
Foreign taxes withheld	(104,231)
Total investment income	$12,063,599
Expenses
Management fee	$12,165,666
Distribution and/or service fees	1,086,477
Shareholder servicing costs	12,349
Administrative services fee	257,701
Independent Trustees' compensation	30,289
Custodian fee	73,112
Shareholder communications	46,689
Audit and tax fees	72,407
Legal fees	9,170
Miscellaneous	43,017
Total expenses	$13,796,877
Reduction of expenses by investment adviser	(219,514)
Net expenses	$13,577,363
Net investment income (loss)	$(1,513,764)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$161,606,045
Affiliated issuers	(4,127)
Foreign currency	663
Net realized gain (loss)	$161,602,581
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$361,832,969
Affiliated issuers	(10,198)
Translation of assets and liabilities in foreign currencies	180
Net unrealized gain (loss)	$361,822,951
Net realized and unrealized gain (loss)	$523,425,532
Change in net assets from operations	$521,911,768
See Notes to Financial Statements
11

MFS Growth Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$(1,513,764)	$(2,629,918)
Net realized gain (loss)	161,602,581	135,463,776
Net unrealized gain (loss)	361,822,951	(872,241,975)
Change in net assets from operations	$521,911,768	$(739,408,117)
Total distributions to shareholders	$(135,763,494)	$(206,493,057)
Change in net assets from fund share transactions	$(71,275,107)	$109,659,888
Total change in net assets	$314,873,167	$(836,241,286)
Net assets
At beginning of period	1,543,911,880	2,380,153,166
At end of period	$1,858,785,047	$1,543,911,880
See Notes to Financial Statements
12

MFS Growth Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$48.02	$79.36	$73.81	$59.40	$47.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.05)	$(0.25)	$(0.14)	$(0.04)
Net realized and unrealized gain (loss)	16.76	(24.26)	17.21	18.88	17.53
Total from investment operations	$16.75	$(24.31)	$16.96	$18.74	$17.49
Less distributions declared to shareholders
From net realized gain	$(4.48)	$(7.03)	$(11.41)	$(4.33)	$(5.10)
Net asset value, end of period (x)	$60.29	$48.02	$79.36	$73.81	$59.40
Total return (%) (k)(r)(s)(x)	35.86	(31.63)	23.53	31.86	38.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.74	0.74	0.72	0.74	0.74
Expenses after expense reductions	0.73	0.73	0.71	0.72	0.73
Net investment income (loss)	(0.03)	(0.09)	(0.32)	(0.21)	(0.06)
Portfolio turnover	23	18	12	29	11
Net assets at end of period (000 omitted)	$1,375,609	$1,160,108	$1,805,385	$1,681,327	$1,467,280
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$44.74	$74.74	$70.23	$56.82	$45.26
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.18)	$(0.42)	$(0.29)	$(0.17)
Net realized and unrealized gain (loss)	15.56	(22.79)	16.34	18.03	16.83
Total from investment operations	$15.42	$(22.97)	$15.92	$17.74	$16.66
Less distributions declared to shareholders
From net realized gain	$(4.48)	$(7.03)	$(11.41)	$(4.33)	$(5.10)
Net asset value, end of period (x)	$55.68	$44.74	$74.74	$70.23	$56.82
Total return (%) (k)(r)(s)(x)	35.51	(31.80)	23.24	31.54	37.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.99	0.99	0.97	0.99	0.99
Expenses after expense reductions	0.98	0.98	0.96	0.97	0.98
Net investment income (loss)	(0.27)	(0.34)	(0.57)	(0.46)	(0.31)
Portfolio turnover	23	18	12	29	11
Net assets at end of period (000 omitted)	$483,176	$383,804	$574,768	$514,102	$401,008
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
13

MFS Growth Series
Notes to Financial Statements
(1)  Business and Organization
MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment
14

MFS Growth Series
Notes to Financial Statements  - continued
for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,850,186,585	$—	$—	$1,850,186,585
Mutual Funds	13,845,884	—	—	13,845,884
Total	$1,864,032,469	$—	$—	$1,864,032,469
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
15

MFS Growth Series
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$—	$8,852,271
Long-term capital gains	135,763,494	197,640,786
Total distributions	$135,763,494	$206,493,057
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$733,465,997
Gross appreciation	1,134,825,929
Gross depreciation	(4,259,457)
Net unrealized appreciation (depreciation)	$1,130,566,472
Undistributed long-term capital gain	161,155,412
Other temporary differences	385
Total distributable earnings (loss)	$1,291,722,269
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$99,594,045	$153,225,412
Service Class	36,169,449	53,267,645
Total	$135,763,494	$206,493,057
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $219,514, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.69% of the fund's average daily net assets.
16

MFS Growth Series
Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $9,346, which equated to 0.0005% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $3,003.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0150% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $591,871 and $4,322,334, respectively. The sales transactions resulted in net realized gains (losses) of $(141,690).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $25,276, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $395,316,004 and $573,267,392, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	928,786	$51,260,023	1,752,561	$104,011,257
Service Class	908,256	46,708,016	1,084,357	60,672,539
	1,837,042	$97,968,039	2,836,918	$164,683,796
17

MFS Growth Series
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,810,341	$98,772,215	2,803,820	$151,742,716
Service Class	717,079	36,169,449	1,055,432	53,267,645
	2,527,420	$134,941,664	3,859,252	$205,010,361
Shares reacquired
Initial Class	(4,078,799)	$(225,454,826)	(3,148,754)	$(188,392,601)
Service Class	(1,526,205)	(78,729,984)	(1,252,072)	(71,641,668)
	(5,605,004)	$(304,184,810)	(4,400,826)	$(260,034,269)
Net change
Initial Class	(1,339,672)	$(75,422,588)	1,407,627	$67,361,372
Service Class	99,130	4,147,481	887,717	42,298,516
	(1,240,542)	$(71,275,107)	2,295,344	$109,659,888
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 5% and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $8,464 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$42,297,287	$197,646,474	$226,083,552	$(4,127)	$(10,198)	$13,845,884
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,338,435	$—
18

MFS Growth Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Growth Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
19

MFS Growth Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
20

MFS Growth Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
21

MFS Growth Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Eric Fischman Bradford Mak
22

MFS Growth Series
Board Review of Investment Advisory Agreement
MFS Growth Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
23

MFS Growth Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
24

MFS Growth Series
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
25

MFS Growth Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $149,340,000 as capital gain dividends paid during the fiscal year.
26

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
28

Annual Report
December 31, 2023
MFS®  Investors Trust Series
MFS® Variable Insurance Trust
VGI-ANN

MFS® Investors Trust Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	9.0%
Alphabet, Inc., “A”	5.3%
Apple, Inc.	4.1%
JPMorgan Chase & Co.	2.8%
ConocoPhillips	2.7%
NVIDIA Corp.	2.6%
Amazon.com, Inc.	2.4%
Visa, Inc., “A”	2.2%
Mastercard, Inc., “A”	2.0%
Vertex Pharmaceuticals, Inc.	1.9%
GICS equity sectors (g)
Information Technology	26.3%
Financials	15.9%
Health Care	13.5%
Communication Services	9.1%
Industrials	9.1%
Consumer Staples	7.8%
Consumer Discretionary	5.6%
Materials	4.1%
Energy	4.0%
Real Estate	2.8%
Utilities	0.9%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Investors Trust Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Investors Trust Series (fund) provided a total return of 18.98%, while Service Class shares of the fund provided a total return of 18.66%. These compare with a return of 26.29% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the S&P 500 Index, security selection and underweight positions in both the information technology and consumer discretionary sectors detracted from the fund’s performance. Within the information technology sector, the timing of the fund’s ownership in shares of strong-performing computer graphics processor maker NVIDIA, an underweight position in computer and personal electronics maker Apple, and not owning shares of broadband communications and networking services company Broadcom weakened relative results. The stock price of NVIDIA climbed as the company reported earnings per share results well above expectations, primarily due to stronger-than-expected revenue growth within its data center, generative AI, and networking segments. Revenue and earnings per share guidance were significantly above expectations, driven by continued robust demand related to generative AI. Within the consumer discretionary sector, not owning shares of strong-performing electric vehicle manufacturer Tesla hindered relative performance. Despite operating margin pressures due to aggressive vehicle price cuts, Tesla’s share price advanced as the company delivered a record number of vehicles.
Stock selection and an overweight position in the financials sector also held back relative returns led by the fund’s overweight position in securities exchange services provider NASDAQ. The stock price of NASDAQ fell as the company reported lower-than-expected revenue and growth in its capital access platform products.
Elsewhere, not owning shares of social networking service provider Meta Platforms weakened relative performance. The share price of Meta Platforms rose as the company cited plans to cut costs and invest in artificial intelligence, including adding generative AI to text, image, and video generators. Additionally, the fund’s overweight positions in merchandise store operator Dollar General(h), oil and gas company ConocoPhillips, building controls and systems supplier Johnson Controls International, and global health services provider Cigna were also among the top relative detractors for the reporting period.
Contributors to Performance
Security selection within the health care sector contributed to relative performance led by the timing of the fund’s position in pharmaceutical giant Pfizer and its avoidance of poor-performing health insurance and Medicare/Medicaid provider UnitedHealth Group. The share price of Pfizer fell as the company reported revenue below expectations due to lower-than-estimated sales. Additionally, the company took a large non-cash charge for accumulated inventory write-offs, which further pressured the stock. The fund’s holdings of clinical research provider ICON(b) (Ireland) also bolstered relative returns as the stock outperformed the benchmark.
2

MFS Investors Trust Series
Management Review - continued
The fund’s underweight allocation to the utilities sector benefited relative performance. Within this sector, not owning shares of electricity provider NextEra Energy contributed to relative returns. The stock price of NextEra Energy declined as the company cut guidance for its distribution per unit growth rate, owing to financing challenges driven by higher interest rates.
Stocks in other sectors that strengthened relative performance included the fund’s overweight positions in technology company Alphabet, software giant Microsoft, software company Adobe Systems, and customer information software manager Salesforce. The share price of Alphabet rose as the company reported better-than-expected revenue and robust margins. Financial results across the board were positive with strong revenue contributions from video website YouTube and cloud services.The company also benefited from a reduced employee headcount that helped lower its operating expenses. Additionally, not owning shares of integrated energy company Chevron and household products maker Procter & Gamble boosted relative returns as both stocks underperformed the benchmark.
Respectfully,
Portfolio Manager(s)
Jude Jason and  Alison O'Neill Mackey
Note to Shareholders: Effective May 1, 2023, Ted Maloney is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Investors Trust Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/09/1995	18.98%	13.55%	10.27%
Service Class	5/01/2000	18.66%	13.27%	10.00%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	26.29%	15.69%	12.03%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Investors Trust Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Investors Trust Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.78%	$1,000.00	$1,068.29	$4.07
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$1,067.03	$5.37
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Investors Trust Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Aerospace & Defense – 3.5%
Honeywell International, Inc.	70,022	$ 14,684,314
Howmet Aerospace, Inc.	243,375	13,171,455
		$27,855,769
Alcoholic Beverages – 1.7%
Diageo PLC	180,147	$ 6,558,073
Pernod Ricard S.A.	39,511	6,968,003
		$13,526,076
Apparel Manufacturers – 1.0%
LVMH Moet Hennessy Louis Vuitton SE	9,716	$ 7,868,579
Brokerage & Asset Managers – 1.4%
Charles Schwab Corp.	70,616	$ 4,858,381
NASDAQ, Inc.	106,632	6,199,584
		$11,057,965
Business Services – 1.5%
Fiserv, Inc. (a)	85,774	$ 11,394,218
Cable TV – 1.8%
Cable One, Inc.	6,813	$ 3,792,048
Comcast Corp., “A”	241,167	10,575,173
		$14,367,221
Chemicals – 0.5%
PPG Industries, Inc.	24,143	$ 3,610,586
Computer Software – 13.0%
Adobe Systems, Inc. (a)	14,010	$ 8,358,366
Check Point Software Technologies Ltd. (a)	67,625	10,332,424
Microsoft Corp.	188,914	71,039,220
Salesforce, Inc. (a)	47,719	12,556,778
		$102,286,788
Computer Software - Systems – 4.1%
Apple, Inc.	167,078	$ 32,167,527
Construction – 1.1%
Masco Corp.	44,180	$ 2,959,176
Summit Materials, Inc., “A” (a)	154,835	5,954,954
		$8,914,130
Consumer Products – 2.6%
Colgate-Palmolive Co.	107,066	$ 8,534,231
Kenvue, Inc.	329,531	7,094,802
Kimberly-Clark Corp.	39,850	4,842,174
		$20,471,207
Containers – 0.8%
Crown Holdings, Inc.	67,118	$ 6,180,897
7

MFS Investors Trust Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 4.1%
AMETEK, Inc.	48,593	$ 8,012,500
Fortive Corp.	58,885	4,335,703
Johnson Controls International PLC	145,882	8,408,638
TE Connectivity Ltd.	83,394	11,716,857
		$32,473,698
Electronics – 7.8%
Analog Devices, Inc.	69,757	$ 13,850,950
Applied Materials, Inc.	66,733	10,815,417
ASML Holding N.V.	9,578	7,208,047
NVIDIA Corp.	40,709	20,159,911
Texas Instruments, Inc.	53,325	9,089,779
		$61,124,104
Energy - Independent – 2.7%
ConocoPhillips	183,742	$ 21,326,934
Energy - Integrated – 1.3%
Exxon Mobil Corp.	99,721	$ 9,970,106
Food & Beverages – 0.9%
Mondelez International, Inc.	98,000	$ 7,098,140
Forest & Paper Products – 0.6%
Rayonier, Inc., REIT	131,414	$ 4,390,542
Health Maintenance Organizations – 1.6%
Cigna Group	42,180	$ 12,630,801
Insurance – 3.0%
Aon PLC	21,358	$ 6,215,605
Chubb Ltd.	46,780	10,572,280
Willis Towers Watson PLC	29,530	7,122,636
		$23,910,521
Internet – 6.0%
Alphabet, Inc., “A” (a)	300,617	$ 41,993,189
Alphabet, Inc., “C” (a)	39,415	5,554,756
		$47,547,945
Leisure & Toys – 1.2%
Electronic Arts, Inc.	69,642	$ 9,527,722
Machinery & Tools – 1.2%
Eaton Corp. PLC	40,360	$ 9,719,495
Major Banks – 5.8%
Bank of America Corp.	319,953	$ 10,772,817
Goldman Sachs Group, Inc.	33,335	12,859,643
JPMorgan Chase & Co.	131,746	22,409,995
		$46,042,455
Medical & Health Technology & Services – 1.3%
ICON PLC (a)	37,216	$ 10,534,733
8

MFS Investors Trust Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 4.3%
Agilent Technologies, Inc.	74,488	$ 10,356,067
Becton, Dickinson and Co.	43,529	10,613,676
Medtronic PLC	152,571	12,568,799
		$33,538,542
Other Banks & Diversified Financials – 4.2%
Mastercard, Inc., “A”	36,495	$ 15,565,483
Visa, Inc., “A”	67,924	17,684,013
		$33,249,496
Pharmaceuticals – 6.4%
Eli Lilly & Co.	21,134	$ 12,319,432
Merck & Co., Inc.	83,207	9,071,227
Pfizer, Inc.	216,256	6,226,010
Vertex Pharmaceuticals, Inc. (a)	36,183	14,722,501
Zoetis, Inc.	39,144	7,725,851
		$50,065,021
Pollution Control – 0.7%
Waste Management, Inc.	30,655	$ 5,490,310
Railroad & Shipping – 0.6%
Canadian Pacific Kansas City Ltd.	57,852	$ 4,573,779
Specialty Chemicals – 2.1%
DuPont de Nemours, Inc.	112,749	$ 8,673,781
Linde PLC	19,514	8,014,595
		$16,688,376
Specialty Stores – 7.1%
Amazon.com, Inc. (a)	123,476	$ 18,760,943
Costco Wholesale Corp.	17,506	11,555,361
Home Depot, Inc.	35,839	12,420,005
Target Corp.	60,074	8,555,739
Tractor Supply Co.	21,768	4,680,773
		$55,972,821
Telecommunications - Wireless – 1.5%
American Tower Corp., REIT	54,588	$ 11,784,457
Telephone Services – 0.8%
Equinix, Inc., REIT	7,625	$ 6,141,099
Utilities - Electric Power – 0.9%
Xcel Energy, Inc.	118,062	$ 7,309,218
Total Common Stocks (Identified Cost, $421,402,585)		$780,811,278
Investment Companies (h) – 0.2%
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $1,511,618)	1,511,753	$ 1,512,055
Other Assets, Less Liabilities – 0.7%		5,665,065
Net Assets – 100.0%		$787,988,398
9

MFS Investors Trust Series
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,512,055 and $780,811,278, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS Investors Trust Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $421,402,585)	$780,811,278
Investments in affiliated issuers, at value (identified cost, $1,511,618)	1,512,055
Receivables for
Investments sold	5,735,010
Fund shares sold	145,754
Dividends	851,225
Other assets	234,866
Total assets	$789,290,188
Liabilities
Payables for
Fund shares reacquired	$1,106,232
Payable to affiliates
Investment adviser	63,813
Administrative services fee	1,169
Shareholder servicing costs	262
Distribution and/or service fees	11,499
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	118,803
Total liabilities	$1,301,790
Net assets	$787,988,398
Net assets consist of
Paid-in capital	$368,317,772
Total distributable earnings (loss)	419,670,626
Net assets	$787,988,398
Shares of beneficial interest outstanding	22,131,114
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$369,576,656	10,269,785	$35.99
Service Class	418,411,742	11,861,329	35.28
See Notes to Financial Statements
11

MFS Investors Trust Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$11,323,759
Dividends from affiliated issuers	318,256
Income on securities loaned	27,547
Other	15,806
Foreign taxes withheld	(58,104)
Total investment income	$11,627,264
Expenses
Management fee	$5,741,051
Distribution and/or service fees	1,023,562
Shareholder servicing costs	8,058
Administrative services fee	120,665
Independent Trustees' compensation	14,698
Custodian fee	35,378
Shareholder communications	35,800
Audit and tax fees	66,839
Legal fees	4,273
Miscellaneous	32,274
Total expenses	$7,082,598
Reduction of expenses by investment adviser	(97,876)
Net expenses	$6,984,722
Net investment income (loss)	$4,642,542
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$57,784,425
Affiliated issuers	1,635
Foreign currency	(2,880)
Net realized gain (loss)	$57,783,180
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$70,055,214
Affiliated issuers	(2,269)
Translation of assets and liabilities in foreign currencies	5,244
Net unrealized gain (loss)	$70,058,189
Net realized and unrealized gain (loss)	$127,841,369
Change in net assets from operations	$132,483,911
See Notes to Financial Statements
12

MFS Investors Trust Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$4,642,542	$4,347,033
Net realized gain (loss)	57,783,180	40,767,162
Net unrealized gain (loss)	70,058,189	(185,010,919)
Change in net assets from operations	$132,483,911	$(139,896,724)
Total distributions to shareholders	$(46,552,177)	$(109,065,257)
Change in net assets from fund share transactions	$(58,548,389)	$177,975,178
Total change in net assets	$27,383,345	$(70,986,803)
Net assets
At beginning of period	760,605,053	831,591,856
At end of period	$787,988,398	$760,605,053
See Notes to Financial Statements
13

MFS Investors Trust Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$32.27	$44.72	$36.57	$33.27	$27.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.27	$0.21	$0.25	$0.25
Net realized and unrealized gain (loss)	5.69	(7.41)	9.53	4.26	8.08
Total from investment operations	$5.94	$(7.14)	$9.74	$4.51	$8.33
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.26)	$(0.21)	$(0.22)
From net realized gain	(1.96)	(5.05)	(1.33)	(1.00)	(1.89)
Total distributions declared to shareholders	$(2.22)	$(5.31)	$(1.59)	$(1.21)	$(2.11)
Net asset value, end of period (x)	$35.99	$32.27	$44.72	$36.57	$33.27
Total return (%) (k)(r)(s)(x)	18.98	(16.49)	26.81	13.87	31.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.80	0.79	0.80	0.80
Expenses after expense reductions	0.78	0.78	0.78	0.79	0.79
Net investment income (loss)	0.74	0.74	0.50	0.78	0.80
Portfolio turnover	20	17	13	19	18
Net assets at end of period (000 omitted)	$369,577	$357,428	$296,678	$269,852	$265,499
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$31.67	$43.97	$35.99	$32.77	$26.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.16	$0.10	$0.17	$0.17
Net realized and unrealized gain (loss)	5.57	(7.26)	9.38	4.19	7.97
Total from investment operations	$5.73	$(7.10)	$9.48	$4.36	$8.14
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$(0.17)	$(0.14)	$(0.16)
From net realized gain	(1.96)	(5.05)	(1.33)	(1.00)	(1.89)
Total distributions declared to shareholders	$(2.12)	$(5.20)	$(1.50)	$(1.14)	$(2.05)
Net asset value, end of period (x)	$35.28	$31.67	$43.97	$35.99	$32.77
Total return (%) (k)(r)(s)(x)	18.66	(16.69)	26.51	13.60	31.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	1.05	1.04	1.05	1.05
Expenses after expense reductions	1.03	1.03	1.03	1.04	1.04
Net investment income (loss)	0.49	0.44	0.24	0.53	0.55
Portfolio turnover	20	17	13	19	18
Net assets at end of period (000 omitted)	$418,412	$403,177	$534,914	$496,093	$453,132

See Notes to Financial Statements
14

MFS Investors Trust Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Investors Trust Series
Notes to Financial Statements
(1)  Business and Organization
MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment
16

MFS Investors Trust Series
Notes to Financial Statements  - continued
for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$780,811,278	$—	$—	$780,811,278
Mutual Funds	1,512,055	—	—	1,512,055
Total	$782,323,333	$—	$—	$782,323,333
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
17

MFS Investors Trust Series
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$4,374,191	$11,904,201
Long-term capital gains	42,177,986	97,161,056
Total distributions	$46,552,177	$109,065,257
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$424,842,931
Gross appreciation	365,382,811
Gross depreciation	(7,902,409)
Net unrealized appreciation (depreciation)	$357,480,402
Undistributed ordinary income	4,639,208
Undistributed long-term capital gain	57,551,171
Other temporary differences	(155)
Total distributable earnings (loss)	$419,670,626
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$21,538,672	$49,941,824
Service Class	25,013,505	59,123,433
Total	$46,552,177	$109,065,257
18

MFS Investors Trust Series
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $97,876, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $6,344, which equated to 0.0008% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $1,714.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0158% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
19

MFS Investors Trust Series
Notes to Financial Statements  - continued
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $778,428.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $15,570, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $152,707,011 and $250,140,857, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	878,229	$29,356,546	4,180,159	$160,083,504
Service Class	376,902	12,504,945	388,092	14,141,886
	1,255,131	$41,861,491	4,568,251	$174,225,390
Shares issued to shareholders in reinvestment of distributions
Initial Class	648,365	$21,538,672	1,477,569	$49,941,824
Service Class	767,521	25,013,505	1,780,826	59,123,433
	1,415,886	$46,552,177	3,258,395	$109,065,257
Shares reacquired
Initial Class	(2,331,464)	$(79,361,286)	(1,216,784)	$(46,566,318)
Service Class	(2,014,339)	(67,600,771)	(1,603,763)	(58,749,151)
	(4,345,803)	$(146,962,057)	(2,820,547)	$(105,315,469)
Net change
Initial Class	(804,870)	$(28,466,068)	4,440,944	$163,459,010
Service Class	(869,916)	(30,082,321)	565,155	14,516,168
	(1,674,786)	$(58,548,389)	5,006,099	$177,975,178
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $4,114 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
20

MFS Investors Trust Series
Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$9,390,392	$74,852,821	$82,730,524	$1,635	$(2,269)	$1,512,055
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$318,256	$—
21

MFS Investors Trust Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Investors Trust Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Investors Trust Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS Investors Trust Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS Investors Trust Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jude Jason Alison O'Neill Mackey
25

MFS Investors Trust Series
Board Review of Investment Advisory Agreement
MFS Investors Trust Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, Massachusetts Investors Trust, which has substantially similar investment strategies, was in the 2nd quintile relative
26

MFS Investors Trust Series
Board Review of Investment Advisory Agreement - continued
to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2022. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
27

MFS Investors Trust Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $46,396,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2023
MFS®  Mid Cap Growth Series
MFS® Variable Insurance Trust
VMG-ANN

MFS® Mid Cap Growth Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series
Portfolio Composition
Portfolio structure
Top ten holdings
Monolithic Power Systems, Inc.	3.5%
Cadence Design Systems, Inc.	3.2%
Arthur J. Gallagher & Co.	2.8%
Verisk Analytics, Inc., “A”	2.6%
AMETEK, Inc.	2.5%
MSCI, Inc.	2.5%
Vulcan Materials Co.	2.4%
Take-Two Interactive Software, Inc.	2.3%
Gartner, Inc.	2.3%
Copart, Inc.	2.3%
GICS equity sectors (g)
Information Technology	24.5%
Industrials	21.8%
Health Care	16.3%
Consumer Discretionary	12.0%
Financials	9.6%
Communication Services	4.8%
Materials	2.8%
Real Estate	2.4%
Energy	1.9%
Consumer Staples	1.6%
Equity Warrants (o)	0.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Mid Cap Growth Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Mid Cap Growth Series (fund) provided a total return of 21.32%, while Service Class shares of the fund provided a total return of 20.97%. These compare with a return of 25.87% over the same period for the fund’s benchmark, the Russell Midcap® Growth Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Midcap growth equities posted broad based gains during the year supported by better than expected earnings results and hopes the US Federal Reserve will cut rates sooner in 2024. However there was a great deal of volatility during the year in reaction to macro data where factors dominated short term performance. Comments from the US Federal Reserve led investors to believe the Fed would be more aggressive cutting rates in 2024.  This catalyzed a sharp rebound in low quality stocks with no regard to earnings, often characterized as a high beta rally. This high beta rally was a headwind to portfolio relative returns.
Detractors from Performance
Relative to the Russell Midcap® Growth Index, security selection within the consumer discretionary sector detracted from performance. There were no individual stocks within this sector, either in the fund or the benchmark, that were among the fund’s top relative detractors during the reporting period.
Stock selection and an overweight position in the financials sector also held back relative results, led by the fund’s holdings of securities exchange services provider NASDAQ(b).
Security selection and an underweight allocation to the information technology sector weakened relative performance. Here, not owning shares of strong-performing cybersecurity firm CrowdStrike Holdings and data integration and software solutions provider Palantir Technologies hurt relative returns. The stock price of CrowdStrike climbed as the company posted stronger-than-expected revenue growth, fueled by the high-beta rally.
Elsewhere, the fund’s holdings of oil and gas company Chesapeake Energy(b), health science solutions provider Revvity(b)(h) and dental equipment manufacturer Envista Holdings(b) weighed on relative returns. The timing of the fund’s ownership in shares of pharmaceutical company West Pharmaceutical Services and engineering solutions provider IDEX(h) further weakened relative results. Additionally, the fund’s overweight position in real estate investment trust SBA Communications dampened relative performance.
The fund's cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets increased, as measured by the fund's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection within the materials sector contributed to the fund’s relative performance. There were no individual stocks within this sector, either in the fund or the benchmark, that were among the fund’s top relative contributors for the period.
Stocks in other sectors that strengthened relative results included the fund’s overweight positions in semiconductor-based power electronics solutions provider Monolithic Power Systems and integrated circuits and electronic devices developer Cadence Design Systems. The stock price of Monolithic Power Systems rose as the company posted better-than-feared total revenue results driven by
2

MFS Mid Cap Growth Series
Management Review - continued
strength in chips for AI servers. The company also announced reassuring 2024 guidance in an environment where competitors are lowering expectations, which further supported the stock. The fund’s holdings of semiconductor equipment manufacturer ASM International(b) (Netherlands), enterprise software solutions Constellation Software(b) (Canada), enterprise cloud computing solutions provider ServiceNow(b), and building products manufacturer AZEK(b) also contributed to relative returns. The timing of the fund’s ownership in shares of medical device manufacturing company Dexcom was also among the top relative contributors for the period. Avoiding shares of poor-performing medical equipment manufacturer and distributor Resmed, medical device manufacturer Insulet, and cloud-based human capital management software solutions provider Paycom Software further benefited relative performance.
Respectfully,
Portfolio Manager(s)
Eric Braz and Eric Fischman
Note to Shareholders:  Effective April 3, 2023, Paul Gordon is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Mid Cap Growth Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	4/28/2000	21.32%	13.31%	11.12%
Service Class	5/01/2000	20.97%	13.05%	10.85%
Comparative benchmark(s)
Russell Midcap® Growth Index (f)	25.87%	13.81%	10.57%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell Midcap® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Mid Cap Growth Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Mid Cap Growth Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.80%	$1,000.00	$1,073.75	$4.18
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,073.59	$5.49
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Mid Cap Growth Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.7%
Aerospace & Defense – 3.3%
Hexcel Corp.	29,101	$ 2,146,199
Howmet Aerospace, Inc.	134,063	7,255,489
TransDigm Group, Inc.	1,863	1,884,611
		$11,286,299
Automotive – 2.3%
Copart, Inc. (a)	161,902	$ 7,933,198
Brokerage & Asset Managers – 1.1%
LPL Financial Holdings, Inc.	11,464	$ 2,609,436
NASDAQ, Inc.	20,947	1,217,858
		$3,827,294
Business Services – 13.5%
CoStar Group, Inc. (a)	78,862	$ 6,891,750
Equifax, Inc.	11,482	2,839,384
Factset Research Systems, Inc.	6,557	3,128,017
FleetCor Technologies, Inc. (a)	10,234	2,892,231
Morningstar, Inc.	18,136	5,191,248
MSCI, Inc.	15,206	8,601,274
TransUnion	42,104	2,892,966
Tyler Technologies, Inc. (a)	12,920	5,402,110
Verisk Analytics, Inc., “A”	37,337	8,918,316
		$46,757,296
Computer Software – 8.6%
ANSYS, Inc. (a)	8,085	$ 2,933,885
Autodesk, Inc. (a)	12,467	3,035,465
Bumble, Inc., “A” (a)	22,532	332,121
Cadence Design Systems, Inc. (a)	40,160	10,938,379
Datadog, Inc., “A” (a)	31,494	3,822,742
Dun & Bradstreet Holdings, Inc.	80,744	944,705
Synopsys, Inc. (a)	14,856	7,649,503
		$29,656,800
Computer Software - Systems – 5.9%
Arista Networks, Inc. (a)	11,924	$ 2,808,221
Constellation Software, Inc.	2,904	7,200,048
Guidewire Software, Inc. (a)	10,497	1,144,593
HubSpot, Inc. (a)	5,181	3,007,778
ServiceNow, Inc. (a)	8,757	6,186,733
		$20,347,373
Construction – 3.8%
AZEK Co., Inc. (a)	91,022	$ 3,481,592
Martin Marietta Materials, Inc.	3,100	1,546,621
Vulcan Materials Co.	35,936	8,157,831
		$13,186,044
Consumer Products – 1.6%
Church & Dwight Co., Inc.	49,758	$ 4,705,117
ODDITY Tech Ltd. (a)	21,114	982,434
		$5,687,551
7

MFS Mid Cap Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 1.4%
Bright Horizons Family Solutions, Inc. (a)	49,832	$ 4,696,168
Electrical Equipment – 5.4%
AMETEK, Inc.	53,610	$ 8,839,753
Hubbell, Inc.	7,720	2,539,340
Littlefuse, Inc.	10,864	2,906,772
nVent Electric PLC	34,772	2,054,677
Rockwell Automation, Inc.	8,114	2,519,235
		$18,859,777
Electronics – 5.7%
ASM International N.V.	13,406	$ 6,955,051
Entegris, Inc.	4,724	566,030
Monolithic Power Systems, Inc.	19,372	12,219,470
		$19,740,551
Energy - Independent – 1.9%
Chesapeake Energy Corp.	47,293	$ 3,638,723
Diamondback Energy, Inc.	19,910	3,087,643
		$6,726,366
Engineering - Construction – 0.6%
Quanta Services, Inc.	9,098	$ 1,963,348
Entertainment – 1.6%
Spotify Technology S.A. (a)	28,757	$ 5,403,728
Gaming & Lodging – 3.5%
DraftKings, Inc. (a)	85,179	$ 3,002,560
Hyatt Hotels Corp.	39,243	5,117,680
Las Vegas Sands Corp.	31,631	1,556,561
Red Rock Resorts, Inc.	45,235	2,412,382
		$12,089,183
General Merchandise – 0.4%
Five Below, Inc. (a)	6,825	$ 1,454,817
Insurance – 2.8%
Arthur J. Gallagher & Co.	42,533	$ 9,564,821
Internet – 2.6%
Gartner, Inc. (a)	17,841	$ 8,048,254
Match Group, Inc. (a)	29,427	1,074,085
		$9,122,339
Leisure & Toys – 2.6%
Electronic Arts, Inc.	7,047	$ 964,100
Take-Two Interactive Software, Inc. (a)	50,205	8,080,495
		$9,044,595
Machinery & Tools – 2.4%
Ingersoll Rand, Inc.	43,991	$ 3,402,264
Wabtec Corp.	39,974	5,072,701
		$8,474,965
8

MFS Mid Cap Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 4.9%
Chemed Corp.	4,033	$ 2,358,297
Henry Schein, Inc. (a)	13,062	988,924
ICON PLC (a)	21,127	5,980,420
IDEXX Laboratories, Inc. (a)	6,572	3,647,788
Veeva Systems, Inc. (a)	21,146	4,071,028
		$17,046,457
Medical Equipment – 8.9%
Agilent Technologies, Inc.	40,050	$ 5,568,152
Bio-Techne Corp.	4,568	352,467
Bruker BioSciences Corp.	68,731	5,050,354
DexCom, Inc. (a)	37,527	4,656,725
Envista Holdings Corp. (a)	30,756	739,989
Masimo Corp. (a)	15,179	1,779,131
STERIS PLC	30,427	6,689,376
Waters Corp. (a)	4,963	1,633,968
West Pharmaceutical Services, Inc.	12,817	4,513,122
		$30,983,284
Pharmaceuticals – 2.4%
Alnylam Pharmaceuticals, Inc. (a)	2,210	$ 423,016
Argenx SE, ADR (a)	5,879	2,236,548
Ascendis Pharma, ADR (a)	29,416	3,704,945
Legend Biotech Corp., ADR (a)	34,470	2,074,060
		$8,438,569
Pollution Control – 1.1%
GFL Environmental, Inc.	87,036	$ 3,003,612
Waste Connections, Inc.	6,067	905,621
		$3,909,233
Printing & Publishing – 2.3%
Warner Music Group Corp.	26,251	$ 939,523
Wolters Kluwer N.V.	49,465	7,027,908
		$7,967,431
Restaurants – 1.9%
Chipotle Mexican Grill, Inc., “A” (a)	2,032	$ 4,647,103
Wingstop, Inc.	8,105	2,079,581
		$6,726,684
Specialty Stores – 4.8%
Lululemon Athletica, Inc. (a)	10,790	$ 5,516,819
O'Reilly Automotive, Inc. (a)	6,340	6,023,507
Tractor Supply Co.	7,811	1,679,600
Ulta Beauty, Inc. (a)	6,915	3,388,281
		$16,608,207
Telecommunications - Wireless – 0.4%
SBA Communications Corp., REIT	5,822	$ 1,476,983
Total Common Stocks (Identified Cost, $191,465,542)		$338,979,361

9

MFS Mid Cap Growth Series
Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	2,984	$ 0

Investment Companies (h) – 2.4%
Money Market Funds – 2.4%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $8,192,058)	8,192,205	$ 8,193,843
Other Assets, Less Liabilities – (0.1)%		(420,963)
Net Assets – 100.0%		$346,752,241
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,193,843 and $338,979,361, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
See Notes to Financial Statements
10

MFS Mid Cap Growth Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $191,465,542)	$338,979,361
Investments in affiliated issuers, at value (identified cost, $8,192,058)	8,193,843
Foreign currency, at value (identified cost, $22)	22
Receivables for
Fund shares sold	78,087
Dividends	54,033
Other assets	1,539
Total assets	$347,306,885
Liabilities
Payables for
Fund shares reacquired	$455,126
Payable to affiliates
Investment adviser	28,112
Administrative services fee	585
Shareholder servicing costs	180
Distribution and/or service fees	3,295
Payable for independent Trustees' compensation	15
Accrued expenses and other liabilities	67,331
Total liabilities	$554,644
Net assets	$346,752,241
Net assets consist of
Paid-in capital	$176,168,716
Total distributable earnings (loss)	170,583,525
Net assets	$346,752,241
Shares of beneficial interest outstanding	42,633,449
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$226,799,231	26,460,505	$8.57
Service Class	119,953,010	16,172,944	7.42
See Notes to Financial Statements
11

MFS Mid Cap Growth Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$2,018,154
Dividends from affiliated issuers	417,403
Other	7,194
Interest	5,341
Income on securities loaned	5,185
Foreign taxes withheld	(44,349)
Total investment income	$2,408,928
Expenses
Management fee	$2,477,130
Distribution and/or service fees	279,185
Shareholder servicing costs	4,895
Administrative services fee	57,897
Independent Trustees' compensation	7,633
Custodian fee	18,689
Shareholder communications	10,640
Audit and tax fees	70,821
Legal fees	1,835
Miscellaneous	26,411
Total expenses	$2,955,136
Reduction of expenses by investment adviser	(42,220)
Net expenses	$2,912,916
Net investment income (loss)	$(503,988)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$23,936,437
Affiliated issuers	547
Foreign currency	460
Net realized gain (loss)	$23,937,444
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$40,315,984
Affiliated issuers	(910)
Translation of assets and liabilities in foreign currencies	732
Net unrealized gain (loss)	$40,315,806
Net realized and unrealized gain (loss)	$64,253,250
Change in net assets from operations	$63,749,262
See Notes to Financial Statements
12

MFS Mid Cap Growth Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$(503,988)	$(853,816)
Net realized gain (loss)	23,937,444	4,209,338
Net unrealized gain (loss)	40,315,806	(131,622,812)
Change in net assets from operations	$63,749,262	$(128,267,290)
Total distributions to shareholders	$(4,657,287)	$(51,377,023)
Change in net assets from fund share transactions	$(28,044,013)	$46,656,883
Total change in net assets	$31,047,962	$(132,987,430)
Net assets
At beginning of period	315,704,279	448,691,709
At end of period	$346,752,241	$315,704,279
See Notes to Financial Statements
13

MFS Mid Cap Growth Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$7.16	$11.72	$12.64	$9.96	$8.23
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.01)	$(0.05)	$(0.03)	$(0.01)
Net realized and unrealized gain (loss)	1.53	(3.28)	1.78	3.53	3.10
Total from investment operations	$1.52	$(3.29)	$1.73	$3.50	$3.09
Less distributions declared to shareholders
From net realized gain	$(0.11)	$(1.27)	$(2.65)	$(0.82)	$(1.36)
Net asset value, end of period (x)	$8.57	$7.16	$11.72	$12.64	$9.96
Total return (%) (k)(r)(s)(x)	21.32	(28.70)	14.11	36.48	38.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.81	0.81	0.81	0.81
Expenses after expense reductions	0.80	0.80	0.79	0.80	0.80
Net investment income (loss)	(0.07)	(0.17)	(0.44)	(0.26)	(0.07)
Portfolio turnover	31	27	18	40	17
Net assets at end of period (000 omitted)	$226,799	$210,790	$306,174	$311,988	$290,512
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$6.23	$10.43	$11.53	$9.17	$7.68
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.03)	$(0.08)	$(0.05)	$(0.03)
Net realized and unrealized gain (loss)	1.32	(2.90)	1.63	3.23	2.88
Total from investment operations	$1.30	$(2.93)	$1.55	$3.18	$2.85
Less distributions declared to shareholders
From net realized gain	$(0.11)	$(1.27)	$(2.65)	$(0.82)	$(1.36)
Net asset value, end of period (x)	$7.42	$6.23	$10.43	$11.53	$9.17
Total return (%) (k)(r)(s)(x)	20.97	(28.79)	13.88	36.12	38.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.06	1.06	1.06	1.06	1.06
Expenses after expense reductions	1.05	1.05	1.04	1.05	1.05
Net investment income (loss)	(0.32)	(0.41)	(0.68)	(0.51)	(0.32)
Portfolio turnover	31	27	18	40	17
Net assets at end of period (000 omitted)	$119,953	$104,914	$142,517	$131,845	$103,504
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
14

MFS Mid Cap Growth Series
Notes to Financial Statements
(1)  Business and Organization
MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment
15

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$304,889,133	$—	$—	$304,889,133
Netherlands	13,982,959	—	—	13,982,959
Canada	11,109,282	0	—	11,109,282
Denmark	3,704,945	—	—	3,704,945
Belgium	2,236,548	—	—	2,236,548
China	2,074,060	—	—	2,074,060
Israel	982,434	—	—	982,434
Mutual Funds	8,193,843	—	—	8,193,843
Total	$347,173,204	$—	$—	$347,173,204
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
16

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Long-term capital gains	$4,657,287	$51,377,023
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$200,367,863
Gross appreciation	151,383,081
Gross depreciation	(4,577,740)
Net unrealized appreciation (depreciation)	$146,805,341
Undistributed long-term capital gain	23,778,984
Other temporary differences	(800)
Total distributable earnings (loss)	$170,583,525
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$2,924,090	$33,177,661
Service Class	1,733,197	18,199,362
Total	$4,657,287	$51,377,023
17

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $42,220, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $3,610, which equated to 0.0011% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $1,285.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0175% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $423,106 and $241,402, respectively. The sales transactions resulted in net realized gains (losses) of $(108,489).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $7,073, which is included in “Other” income in the Statement of Operations.
18

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $99,478,764 and $132,565,433, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,145,987	$16,486,910	2,834,622	$24,426,303
Service Class	2,192,563	14,771,729	3,913,069	29,932,462
	4,338,550	$31,258,639	6,747,691	$54,358,765
Shares issued to shareholders in reinvestment of distributions
Initial Class	372,623	$2,895,280	4,314,495	$32,833,305
Service Class	257,533	1,733,197	2,749,148	18,199,362
	630,156	$4,628,477	7,063,643	$51,032,667
Shares reacquired
Initial Class	(5,479,008)	$(42,898,608)	(3,856,490)	$(32,740,496)
Service Class	(3,122,292)	(21,032,521)	(3,480,324)	(25,994,053)
	(8,601,300)	$(63,931,129)	(7,336,814)	$(58,734,549)
Net change
Initial Class	(2,960,398)	$(23,516,418)	3,292,627	$24,519,112
Service Class	(672,196)	(4,527,595)	3,181,893	22,137,771
	(3,632,594)	$(28,044,013)	6,474,520	$46,656,883
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 20%, 7%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $1,680 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
19

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,781,244	$43,345,344	$42,932,382	$547	$(910)	$8,193,843
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$417,403	$—
20

MFS Mid Cap Growth Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
21

MFS Mid Cap Growth Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
22

MFS Mid Cap Growth Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
23

MFS Mid Cap Growth Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Eric Braz Eric Fischman
24

MFS Mid Cap Growth Series
Board Review of Investment Advisory Agreement
MFS Mid Cap Growth Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
25

MFS Mid Cap Growth Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
26

MFS Mid Cap Growth Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $5,124,000 as capital gain dividends paid during the fiscal year.
27

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
29

Annual Report
December 31, 2023
MFS®  New Discovery Series
MFS® Variable Insurance Trust
VND-ANN

MFS® New Discovery Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series
Portfolio Composition
Portfolio structure
Top ten holdings
GFL Environmental, Inc.	2.1%
Summit Materials, Inc., “A”	2.1%
Sensata Technologies Holding PLC	1.9%
RB Global, Inc.	1.8%
DoubleVerify Holdings, Inc.	1.8%
Jacobs Solutions, Inc.	1.7%
TopBuild Corp.	1.7%
nVent Electric PLC	1.7%
Five9, Inc.	1.7%
Crane Co.	1.7%

GICS equity industries (g)
Industrials	24.0%
Information Technology	20.5%
Health Care	19.5%
Consumer Discretionary	11.5%
Materials	5.2%
Energy	4.8%
Financials	4.4%
Consumer Staples	3.6%
Real Estate	2.3%
Communication Services	0.5%
Equity Warrants (o)	0.0%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS New Discovery Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS New Discovery Series (fund) provided a total return of 14.41%, while Service Class shares of the fund provided a total return of 14.25%. These compare with a return of 18.66% over the same period for the fund’s benchmark, the Russell 2000® Growth Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 2000® Growth Index, stock selection within the information technology, health care, and consumer staples sectors detracted from performance. Within the information technology sector, the fund’s overweight position in global technology consultancy firm Thoughtworks Holdings held back relative results. The share price of Thoughtworks Holdings fell as the company reduced its outlook amid ongoing industry pressures and announced a decline in revenue in its retail and consumer segments, along with depressed margins due to higher employee costs. Not owning shares of strong-performing server and storage systems services provider Super Micro Computer also hurt relative performance. The fund’s holdings of video game services company Keywords Studios(b) (United Kingdom) and subsystem device manufacturer Methode Electronics(b)(h) further weighed on relative returns. Within the health care sector, the fund’s holdings of dental equipment manufacturer Envista Holdings(b), and an overweight position in medical device manufacturer Silk Road Medical(h), weakened relative results. Within the consumer staples sector, an overweight position in luxury wine producer Duckhorn Portfolio was also among the fund’s top relative detractors for the reporting period.
Elsewhere, the fund’s holdings of business process management solutions provider WNS Holdings(b) (India), pet health and wellness services provider Petco Health & Wellness(b)(h), and global industrial technology company Sensata Technologies(b) further weighed on relative performance.
Contributors to Performance
Stock selection within the consumer discretionary sector contributed to relative returns led by the fund’s holdings of insulation product distributor TopBuild(b), discount retailer Ollie's Bargain Outlet(b), and sports footwear manufacturer On Holdings(b) (Switzerland). The stock price of TopBuild rose as the company posted above-consensus operating results led by higher-than-expected TruTeam (a division of TopBuild) and specialty distribution sales and margins.
Individual stocks in other sectors that also strengthened relative performance included the fund’s holdings of freight transportation services provider XPO(b), global life science company Abcam(b)(h) (United Kingdom), building products manufacturer AZEK(b), purpose-made drug and medication packaging manufacturer Gerresheimer(b) (Germany), industrial products manufacturer Crane(b), and software platform developer DoubleVerify(b). The fund’s overweight position in digital automotive wholesale retailer ACV Auctions further benefited relative returns.
2

MFS New Discovery Series
Management Review - continued
Respectfully,
Portfolio Manager(s)
Michael Grossman
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS New Discovery Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/1998	14.41%	11.08%	7.67%
Service Class	5/01/2000	14.25%	10.81%	7.41%
Comparative benchmark(s)
Russell 2000® Growth Index (f)	18.66%	9.22%	7.16%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 2000® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS New Discovery Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS New Discovery Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.87%	$1,000.00	$1,032.72	$4.46
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.12%	$1,000.00	$1,031.67	$5.74
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS New Discovery Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.3%
Aerospace & Defense – 3.7%
AeroVironment, Inc. (a)	29,590	$ 3,729,524
CACI International, Inc., “A” (a)	33,807	10,948,735
KBR, Inc.	212,240	11,760,218
		$26,438,477
Apparel Manufacturers – 1.9%
Deckers Outdoor Corp. (a)	7,197	$ 4,810,691
On Holding AG (a)	92,600	2,497,422
Skechers USA, Inc., “A” (a)	99,974	6,232,379
		$13,540,492
Automotive – 1.1%
Visteon Corp. (a)	60,395	$ 7,543,336
Biotechnology – 1.7%
Adaptive Biotechnologies Corp. (a)	419,614	$ 2,056,109
BioAtla, Inc. (a)	105,598	259,771
Immunocore Holdings PLC, ADR (a)	60,076	4,104,392
Lyell Immunopharma, Inc. (a)	210,617	408,597
MaxCyte, Inc. (a)	491,000	2,307,700
Oxford Nanopore Technologies PLC (a)	663,620	1,761,129
Prelude Therapeutics, Inc. (a)	101,925	435,220
Sana Biotechnology, Inc. (a)	162,437	662,743
		$11,995,661
Brokerage & Asset Managers – 2.6%
GCM Grosvenor, Inc., “A”	637,985	$ 5,716,346
Hamilton Lane, Inc., “A”	57,675	6,542,652
WisdomTree Investments, Inc.	947,296	6,564,761
		$18,823,759
Business Services – 6.7%
ExlService Holdings, Inc. (a)	382,206	$ 11,791,055
Keywords Studios PLC	328,382	6,956,669
Remitly Global, Inc. (a)	432,054	8,390,489
Thoughtworks Holding, Inc. (a)	1,031,905	4,963,463
TriNet Group, Inc. (a)	41,858	4,978,172
WNS (Holdings) Ltd., ADR (a)	169,667	10,722,955
		$47,802,803
Chemicals – 0.7%
Element Solutions, Inc.	207,186	$ 4,794,284
Computer Software – 9.4%
Alkami Technology, Inc. (a)	304,614	$ 7,386,889
AvidXchange Holdings, Inc. (a)	343,722	4,258,716
Definitive Healthcare Corp. (a)	669,062	6,650,476
DoubleVerify Holdings, Inc. (a)	354,538	13,039,908
Kinaxis, Inc. (a)	58,751	6,593,609
Pagerduty, Inc. (a)	410,908	9,512,520
Paylocity Holding Corp. (a)	17,656	2,910,592
Procore Technologies, Inc. (a)	125,443	8,683,164
Sabre Corp. (a)	1,018,661	4,482,108
7

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
Zeta Global Holdings Corp. (a)	410,513	$ 3,620,725
		$67,138,707
Computer Software - Systems – 4.9%
Five9, Inc. (a)	153,835	$ 12,105,276
Guidewire Software, Inc. (a)	58,623	6,392,252
Q2 Holdings, Inc. (a)	220,569	9,574,900
Rapid7, Inc. (a)	126,950	7,248,845
		$35,321,273
Construction – 3.0%
AZEK Co., Inc. (a)	178,812	$ 6,839,559
Summit Materials, Inc., “A” (a)	381,504	14,672,644
		$21,512,203
Consumer Products – 0.9%
e.l.f. Beauty, Inc. (a)	30,920	$ 4,462,993
ODDITY Tech Ltd. (a)	36,852	1,714,723
		$6,177,716
Consumer Services – 1.8%
Boyd Group Services, Inc.	33,647	$ 7,071,697
European Wax Center, Inc., “A” (a)	424,147	5,764,158
		$12,835,855
Electrical Equipment – 4.6%
Littlefuse, Inc.	27,262	$ 7,294,221
nVent Electric PLC	205,565	12,146,836
Sensata Technologies Holding PLC	359,173	13,494,129
		$32,935,186
Electronics – 5.5%
Advanced Energy Industries, Inc.	98,091	$ 10,684,072
Allegro MicroSystems, Inc. (a)	208,762	6,319,226
Formfactor, Inc. (a)	187,499	7,820,583
Nova Ltd. (a)	33,209	4,562,584
Onto Innovation, Inc. (a)	66,421	10,155,771
		$39,542,236
Energy - Independent – 2.5%
Matador Resources Co.	154,746	$ 8,798,858
Permian Resources Corp.	658,682	8,958,075
		$17,756,933
Energy - Renewables – 0.4%
Nextracker, Inc. “A” (a)	58,499	$ 2,740,678
Engineering - Construction – 4.2%
Corporacion Inmobiliaria Vesta S.A.B. de C.V., ADR	127,589	$ 5,055,076
Jacobs Solutions, Inc.	96,102	12,474,040
TopBuild Corp. (a)	33,143	12,404,099
		$29,933,215
8

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Entertainment – 0.5%
Vivid Seats, Inc., “A” (a)	624,053	$ 3,944,015
Food & Beverages – 1.2%
Duckhorn Portfolio, Inc. (a)	724,344	$ 7,134,788
Oatly Group AB, ADR (a)(l)	1,383,197	1,632,173
		$8,766,961
Gaming & Lodging – 0.9%
Genius Sports Ltd. (a)	1,032,755	$ 6,382,426
General Merchandise – 2.0%
Five Below, Inc. (a)	37,707	$ 8,037,624
Ollie's Bargain Outlet Holdings, Inc. (a)	86,741	6,582,775
		$14,620,399
Leisure & Toys – 1.9%
Brunswick Corp.	78,714	$ 7,615,580
Corsair Gaming, Inc. (a)	269,334	3,797,609
Funko, Inc., “A” (a)	236,553	1,828,555
		$13,241,744
Machinery & Tools – 3.5%
Crane Co.	102,093	$ 12,061,267
RB Global, Inc.	195,826	13,098,801
		$25,160,068
Medical & Health Technology & Services – 1.8%
Certara, Inc. (a)	498,766	$ 8,773,294
HealthEquity, Inc. (a)	66,549	4,412,199
		$13,185,493
Medical Equipment – 10.7%
Bio-Techne Corp.	97,282	$ 7,506,279
Bruker BioSciences Corp.	107,904	7,928,786
CryoPort, Inc. (a)	384,643	5,958,120
Envista Holdings Corp. (a)	240,663	5,790,352
Gerresheimer AG	72,953	7,598,616
Inari Medical, Inc. (a)	62,716	4,071,523
Maravai Lifesciences Holdings, Inc., “A” (a)	208,685	1,366,887
Masimo Corp. (a)	65,608	7,689,914
Natera, Inc. (a)	85,631	5,363,926
OptiNose, Inc. (a)	581,679	750,366
Outset Medical, Inc. (a)	135,860	735,002
PROCEPT BioRobotics Corp. (a)	110,295	4,622,463
QIAGEN N.V. (a)	200,881	8,724,262
Shockwave Medical, Inc. (a)	43,386	8,267,636
		$76,374,132
Oil Services – 2.3%
Cactus, Inc., “A”	92,750	$ 4,210,850
ChampionX Corp.	99,607	2,909,521
TechnipFMC PLC	468,052	9,426,567
		$16,546,938
9

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 4.4%
Amicus Therapeutics, Inc. (a)	442,083	$ 6,273,158
Annexon, Inc. (a)	157,851	716,644
Ascendis Pharma, ADR (a)	20,031	2,522,904
Collegium Pharmaceutical, Inc. (a)	128,893	3,967,326
Harmony Biosciences Holdings (a)	97,099	3,136,298
Kymera Therapeutics, Inc. (a)	81,476	2,074,379
Legend Biotech Corp., ADR (a)	49,816	2,997,429
Neurocrine Biosciences, Inc. (a)	32,117	4,231,736
SpringWorks Therapeutics, Inc. (a)	89,957	3,283,430
Viking Therapeutics, Inc. (a)	128,472	2,390,864
		$31,594,168
Pollution Control – 2.1%
GFL Environmental, Inc.	437,893	$ 15,111,687
Real Estate – 1.6%
STAG Industrial, Inc., REIT	285,881	$ 11,223,688
Restaurants – 1.5%
U.S. Foods Holding Corp. (a)	231,781	$ 10,525,175
Specialty Chemicals – 2.5%
Ashland, Inc.	57,384	$ 4,838,045
Axalta Coating Systems Ltd. (a)	183,377	6,229,317
Chemours Co.	205,438	6,479,514
		$17,546,876
Specialty Stores – 1.8%
ACV Auctions, Inc. (a)	327,966	$ 4,968,685
Chewy, Inc., “A” (a)	345,088	8,154,429
		$13,123,114
Trucking – 2.0%
Knight-Swift Transportation Holdings, Inc.	157,632	$ 9,087,485
XPO Logistics, Inc. (a)	63,121	5,528,768
		$14,616,253
Total Common Stocks (Identified Cost, $614,938,296)		$688,795,951
	Strike Price	First Exercise
Warrants – 0.0%
Medical Equipment – 0.0%
OptiNose, Inc. (1 share for 1 warrant, Expiration 11/23/27) (a) (Identified Cost, $1,867)	$ 2.57	11/23/22	186,662	$ 0

10

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 3.7%
Money Market Funds – 3.7%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $26,801,172)	26,802,330	$ 26,807,690
Collateral for Securities Loaned – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36% (j) (Identified Cost, $1,858,865)	1,858,865	$ 1,858,865
Other Assets, Less Liabilities – (0.3)%		(2,273,086)
Net Assets – 100.0%		$715,189,420
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $26,807,690 and $690,654,816, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS New Discovery Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value, including $1,468,955 of securities on loan (identified cost, $616,799,028)	$690,654,816
Investments in affiliated issuers, at value (identified cost, $26,801,172)	26,807,690
Receivables for
Fund shares sold	694,816
Interest and dividends	320,940
Other assets	2,608
Total assets	$718,480,870
Liabilities
Payables for
Fund shares reacquired	$1,240,036
Collateral for securities loaned, at value (c)	1,858,865
Payable to affiliates
Investment adviser	33,536
Administrative services fee	1,081
Shareholder servicing costs	468
Distribution and/or service fees	11,259
Payable for independent Trustees' compensation	15
Accrued expenses and other liabilities	146,190
Total liabilities	$3,291,450
Net assets	$715,189,420
Net assets consist of
Paid-in capital	$798,760,117
Total distributable earnings (loss)	(83,570,697)
Net assets	$715,189,420
Shares of beneficial interest outstanding	64,113,324
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$308,483,565	23,833,477	$12.94
Service Class	406,705,855	40,279,847	10.10
(c)	Non-cash collateral is not included.
See Notes to Financial Statements
12

MFS New Discovery Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$3,259,869
Dividends from affiliated issuers	1,628,942
Income on securities loaned	122,964
Other	62,895
Foreign taxes withheld	(87,423)
Total investment income	$4,987,247
Expenses
Management fee	$6,144,508
Distribution and/or service fees	971,092
Shareholder servicing costs	10,786
Administrative services fee	108,730
Independent Trustees' compensation	13,445
Custodian fee	50,879
Shareholder communications	11,280
Audit and tax fees	70,180
Legal fees	3,760
Miscellaneous	30,594
Total expenses	$7,415,254
Reduction of expenses by investment adviser	(495,888)
Net expenses	$6,919,366
Net investment income (loss)	$(1,932,119)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(56,640,289)
Affiliated issuers	7,529
Foreign currency	(403)
Net realized gain (loss)	$(56,633,163)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$151,093,063
Affiliated issuers	(3,550)
Translation of assets and liabilities in foreign currencies	5,459
Net unrealized gain (loss)	$151,094,972
Net realized and unrealized gain (loss)	$94,461,809
Change in net assets from operations	$92,529,690
See Notes to Financial Statements
13

MFS New Discovery Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$(1,932,119)	$(2,757,964)
Net realized gain (loss)	(56,633,163)	(88,725,335)
Net unrealized gain (loss)	151,094,972	(207,358,071)
Change in net assets from operations	$92,529,690	$(298,841,370)
Total distributions to shareholders	$—	$(245,542,542)
Change in net assets from fund share transactions	$(38,689,026)	$200,448,615
Total change in net assets	$53,840,664	$(343,935,297)
Net assets
At beginning of period	661,348,756	1,005,284,053
At end of period	$715,189,420	$661,348,756
See Notes to Financial Statements
14

MFS New Discovery Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.31	$23.30	$26.96	$20.28	$17.46
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.04)	$(0.11)	$(0.06)	$(0.07)
Net realized and unrealized gain (loss)	1.65	(6.56)	0.92	8.84	6.89
Total from investment operations	$1.63	$(6.60)	$0.81	$8.78	$6.82
Less distributions declared to shareholders
From net realized gain	$—	$(5.39)	$(4.47)	$(2.10)	$(4.00)
Net asset value, end of period (x)	$12.94	$11.31	$23.30	$26.96	$20.28
Total return (%) (k)(r)(s)(x)	14.41	(29.76)	1.80	45.89	41.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.94	0.95	0.94	0.95	0.95
Expenses after expense reductions	0.87	0.87	0.87	0.91	0.94
Net investment income (loss)	(0.14)	(0.23)	(0.42)	(0.30)	(0.33)
Portfolio turnover	61	48	79	80	54
Net assets at end of period (000 omitted)	$308,484	$286,747	$433,168	$465,663	$343,133
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.84	$19.84	$23.61	$18.02	$15.91
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.06)	$(0.16)	$(0.10)	$(0.11)
Net realized and unrealized gain (loss)	1.30	(5.55)	0.86	7.79	6.22
Total from investment operations	$1.26	$(5.61)	$0.70	$7.69	$6.11
Less distributions declared to shareholders
From net realized gain	$—	$(5.39)	$(4.47)	$(2.10)	$(4.00)
Net asset value, end of period (x)	$10.10	$8.84	$19.84	$23.61	$18.02
Total return (%) (k)(r)(s)(x)	14.25	(29.99)	1.57	45.58	41.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.19	1.20	1.19	1.20	1.20
Expenses after expense reductions	1.12	1.12	1.12	1.16	1.19
Net investment income (loss)	(0.39)	(0.48)	(0.66)	(0.56)	(0.58)
Portfolio turnover	61	48	79	80	54
Net assets at end of period (000 omitted)	$406,706	$374,602	$572,116	$584,928	$472,393
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS New Discovery Series
Notes to Financial Statements
(1)  Business and Organization
MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign
16

MFS New Discovery Series
Notes to Financial Statements  - continued
markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$581,319,570	$0	$—	$581,319,570
Canada	41,875,794	—	—	41,875,794
United Kingdom	19,204,616	—	—	19,204,616
Germany	16,322,878	—	—	16,322,878
India	10,722,955	—	—	10,722,955
Israel	6,277,307	—	—	6,277,307
Mexico	5,055,076	—	—	5,055,076
China	2,997,429	—	—	2,997,429
Denmark	2,522,904	—	—	2,522,904
Other Countries	2,497,422	—	—	2,497,422
Mutual Funds	28,666,555	—	—	28,666,555
Total	$717,462,506	$0	$—	$717,462,506
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,468,955. The fair value of the fund's investment securities on loan and a related liability of $1,858,865 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of
17

MFS New Discovery Series
Notes to Financial Statements  - continued
$7,136 held by the custodian. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, passive foreign investment companies, and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$—	$79,285,102
Long-term capital gains	—	166,257,440
Total distributions	$—	$245,542,542
18

MFS New Discovery Series
Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$658,274,228
Gross appreciation	149,173,556
Gross depreciation	(89,985,278)
Net unrealized appreciation (depreciation)	$59,188,278
Capital loss carryforwards	(142,756,856)
Other temporary differences	(2,119)
Total distributable earnings (loss)	$(83,570,697)
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(54,227,495)
Long-Term	(88,529,361)
Total	$(142,756,856)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$—	$97,259,181
Service Class	—	148,283,361
Total	$—	$245,542,542
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion	0.80%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $87,283, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.87% of average daily net assets for the Initial Class shares and 1.12% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $408,605, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
19

MFS New Discovery Series
Notes to Financial Statements  - continued
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $7,270, which equated to 0.0011% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $3,516.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0159% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $360,518 and $1,726,457, respectively. The sales transactions resulted in net realized gains (losses) of $(1,294,930).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $62,637, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $398,212,592 and $435,928,424, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,137,934	$25,862,792	2,032,873	$34,222,306
Service Class	3,454,011	32,281,580	11,519,641	168,576,091
	5,591,945	$58,144,372	13,552,514	$202,798,397
20

MFS New Discovery Series
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	8,064,609	$97,259,181
Service Class	—	—	15,707,983	148,283,361
	—	$—	23,772,592	$245,542,542
Shares reacquired
Initial Class	(3,664,075)	$(44,513,823)	(3,327,692)	$(53,400,187)
Service Class	(5,536,298)	(52,319,575)	(13,705,736)	(194,492,137)
	(9,200,373)	$(96,833,398)	(17,033,428)	$(247,892,324)
Net change
Initial Class	(1,526,141)	$(18,651,031)	6,769,790	$78,081,300
Service Class	(2,082,287)	(20,037,995)	13,521,888	122,367,315
	(3,608,428)	$(38,689,026)	20,291,678	$200,448,615
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio was the owner of record of approximately 2% of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $3,462 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$29,980,397	$165,079,028	$168,255,714	$7,529	$(3,550)	$26,807,690
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,628,942	$—
21

MFS New Discovery Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS New Discovery Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS New Discovery Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS New Discovery Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Michael Grossman
25

MFS New Discovery Series
Board Review of Investment Advisory Agreement
MFS New Discovery Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
26

MFS New Discovery Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
27

MFS New Discovery Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2023
MFS®  Research Series
MFS® Variable Insurance Trust
VFR-ANN

MFS® Research Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	9.0%
Alphabet, Inc., “A”	4.1%
Amazon.com, Inc.	3.9%
Apple, Inc.	3.7%
Visa, Inc., “A”	2.7%
Meta Platforms, Inc., “A”	2.4%
JPMorgan Chase & Co.	2.1%
Salesforce, Inc.	1.9%
Accenture PLC, “A”	1.6%
ConocoPhillips	1.6%
Global equity sectors (k)
Technology	35.2%
Financial Services	13.3%
Health Care	13.2%
Capital Goods	12.7%
Consumer Cyclicals	11.5%
Energy	6.6%
Consumer Staples	4.5%
Telecommunications/Cable Television (s)	2.2%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Research Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Research Series (fund) provided a total return of 22.42%, while Service Class shares of the fund provided a total return of 22.12%. These compare with a return of 26.29% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the S&P 500 Index, security selection and, to a lesser extent, an underweight position in the technology sector detracted from the fund’s performance. Within this sector, the timing of the fund’s ownership in shares of computer graphics processor maker NVIDIA and social networking service provider Meta Platforms, and its underweight position in computer and personal electronics maker Apple weighed on relative results. Not owning shares of broadband communications and networking services company Broadcom also weakened relative performance. The stock price of NVIDIA advanced as the company reported earnings per share results well above expectations, primarily due to stronger-than-expected revenue growth within its data center, generative AI (artificial intelligence), and networking segments. Revenue and earnings-per-share guidance were significantly above expectations, driven by continued robust demand related to generative AI.
Stock selection within both the capital goods and consumer cyclicals sectors also hindered relative results. Within the capital goods sector, not owning shares of strong-performing electric vehicle manufacturer Tesla held back relative performance. Despite operating margin pressures due to aggressive vehicle price cuts, the share price of Tesla climbed as the company delivered a record number of vehicles. Within the consumer cyclicals sector, the fund’s overweight position in merchandise store operator Dollar General weakened relative returns. The stock price of Dollar General declined as the company’s financial results came in below market consensus estimates due to weaker-than-expected comparable-store sales and higher expenses.
Elsewhere, the fund’s overweight positions in real estate investment trust SBA Communications, financial services provider Charles Schwab, and global health services provider Cigna Group detracted from relative returns.  Additionally, the fund’s holdings of internet and cable services provider Cable One(b) further weighed on relative performance.
Contributors to Performance
Stock selection within the health care, consumer staples, and energy sectors contributed to relative performance. Within the health care sector, not owning shares of weak-performing health insurance and Medicare/Medicaid provider UnitedHealth Group helped relative results. The share price of UnitedHealth Group fell as the company posted elevated medical loss ratio figures and higher-than-anticipated investment costs in its Optum Insights segment. Within the consumer staples sector, not owning shares of poor-performing household products maker Procter & Gamble benefited relative returns. Despite announcing stronger-than-expected organic sales growth in the US, the share price of Procter & Gamble declined as weaker sales in China and foreign exchange headwinds dampened the company’s overall profits. Within the energy sector, avoiding shares of weak-performing integrated oil and gas companies, ExxonMobil and Chevron, helped relative performance. The share price of Chevron declined as the company reported revenue that missed expectations due to lower margins in its downstream operations, higher-than-forecasted capital expenditures, and costs related to the acquisition of Hess.
2

MFS Research Series
Management Review - continued
Stocks in other sectors that strengthened relative performance included the fund’s overweight positions in customer information software manager Salesforce, technology company Alphabet, software giant Microsoft, integrated circuits and electronic devices developer Cadence Design Systems, and semiconductor chips and electronics engineering solutions provider Applied Materials. The stock price of Cadence Design Systems advanced as the company delivered above-consensus earnings per share figures driven by strong revenue and margin results. Management also raised its outlook for chip design activity, which further supported the stock. Additionally, the fund’s holdings of enterprise software solutions Constellation Software(b) further lifted relative returns as the stock outperformed the benchmark.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Research Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/26/1995	22.42%	14.41%	10.82%
Service Class	5/01/2000	22.12%	14.13%	10.55%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	26.29%	15.69%	12.03%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Research Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Research Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.80%	$1,000.00	$1,083.56	$4.20
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,082.34	$5.51
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.03% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
6

MFS Research Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Aerospace & Defense – 3.4%
Boeing Co. (a)	24,248	$ 6,320,484
General Dynamics Corp.	16,603	4,311,301
Honeywell International, Inc.	37,171	7,795,130
Howmet Aerospace, Inc.	67,937	3,676,751
Leidos Holdings, Inc.	29,551	3,198,600
		$25,302,266
Alcoholic Beverages – 0.5%
Constellation Brands, Inc., “A”	15,748	$ 3,807,079
Apparel Manufacturers – 0.7%
NIKE, Inc., “B”	49,987	$ 5,427,089
Automotive – 0.3%
Aptiv PLC (a)	22,977	$ 2,061,496
Broadcasting – 1.1%
Walt Disney Co.	87,017	$ 7,856,765
Brokerage & Asset Managers – 1.9%
Charles Schwab Corp.	112,609	$ 7,747,499
CME Group, Inc.	31,131	6,556,189
		$14,303,688
Business Services – 2.6%
Accenture PLC, “A”	34,202	$ 12,001,824
TransUnion	60,776	4,175,919
Tyler Technologies, Inc. (a)	6,552	2,739,522
		$18,917,265
Cable TV – 0.7%
Cable One, Inc.	9,373	$ 5,216,918
Computer Software – 12.7%
Cadence Design Systems, Inc. (a)	34,926	$ 9,512,795
Microsoft Corp. (s)	175,949	66,163,862
Palo Alto Networks, Inc. (a)	12,378	3,650,025
Salesforce, Inc. (a)	51,681	13,599,338
		$92,926,020
Computer Software - Systems – 6.0%
Apple, Inc. (s)	140,115	$ 26,976,341
Constellation Software, Inc.	2,838	7,036,411
HubSpot, Inc. (a)	5,921	3,437,377
ServiceNow, Inc. (a)	9,741	6,881,919
		$44,332,048
Construction – 2.3%
AZEK Co., Inc. (a)	89,951	$ 3,440,626
Sherwin-Williams Co.	18,594	5,799,469
Summit Materials, Inc., “A” (a)	113,011	4,346,403
Vulcan Materials Co.	14,058	3,191,306
		$16,777,804
7

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.4%
Colgate-Palmolive Co.	64,962	$ 5,178,121
International Flavors & Fragrances, Inc.	27,783	2,249,590
Kenvue, Inc.	136,080	2,929,802
		$10,357,513
Electrical Equipment – 1.1%
Johnson Controls International PLC	74,138	$ 4,273,314
TE Connectivity Ltd.	25,567	3,592,164
		$7,865,478
Electronics – 5.5%
Applied Materials, Inc.	49,556	$ 8,031,541
Lam Research Corp.	8,494	6,653,010
Marvell Technology, Inc.	102,572	6,186,117
NVIDIA Corp.	23,275	11,526,246
NXP Semiconductors N.V.	36,101	8,291,678
		$40,688,592
Energy - Independent – 3.5%
ConocoPhillips	99,321	$ 11,528,188
Diamondback Energy, Inc.	27,235	4,223,604
Hess Corp.	45,732	6,592,725
Valero Energy Corp.	27,499	3,574,870
		$25,919,387
Food & Beverages – 2.0%
General Mills, Inc.	29,688	$ 1,933,876
Mondelez International, Inc.	79,763	5,777,234
PepsiCo, Inc.	41,800	7,099,312
		$14,810,422
Gaming & Lodging – 0.6%
Marriott International, Inc., “A”	18,652	$ 4,206,213
General Merchandise – 0.8%
Dollar General Corp.	21,660	$ 2,944,677
Five Below, Inc. (a)	14,214	3,029,856
		$5,974,533
Health Maintenance Organizations – 1.2%
Cigna Group	29,353	$ 8,789,756
Insurance – 2.6%
Aon PLC	21,196	$ 6,168,460
Chubb Ltd.	40,494	9,151,644
Willis Towers Watson PLC	16,250	3,919,500
		$19,239,604
Internet – 8.4%
Alphabet, Inc., “A” (a)(s)	216,769	$ 30,280,462
Alphabet, Inc., “C” (a)	60,134	8,474,685
Gartner, Inc. (a)	11,203	5,053,785
Meta Platforms, Inc., “A” (a)	50,137	17,746,492
		$61,555,424
8

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 0.7%
Electronic Arts, Inc.	35,487	$ 4,854,976
Machinery & Tools – 2.6%
Eaton Corp. PLC	21,371	$ 5,146,564
Ingersoll Rand, Inc.	65,039	5,030,116
Regal Rexnord Corp.	24,323	3,600,291
Wabtec Corp.	39,887	5,061,660
		$18,838,631
Major Banks – 4.1%
JPMorgan Chase & Co. (s)	88,907	$ 15,123,081
Morgan Stanley	73,915	6,892,574
PNC Financial Services Group, Inc.	49,972	7,738,164
		$29,753,819
Medical & Health Technology & Services – 1.3%
ICON PLC (a)	14,126	$ 3,998,647
McKesson Corp.	12,589	5,828,455
		$9,827,102
Medical Equipment – 4.8%
Agilent Technologies, Inc.	53,008	$ 7,369,702
Becton, Dickinson and Co.	21,029	5,127,501
Boston Scientific Corp. (a)	126,043	7,286,546
Envista Holdings Corp. (a)	84,060	2,022,484
Masimo Corp. (a)	10,074	1,180,773
Medtronic PLC	87,757	7,229,422
STERIS PLC	23,781	5,228,253
		$35,444,681
Oil Services – 0.5%
Schlumberger Ltd.	68,051	$ 3,541,374
Other Banks & Diversified Financials – 3.8%
Moody's Corp.	10,485	$ 4,095,022
Northern Trust Corp.	49,233	4,154,280
Visa, Inc., “A”	75,054	19,540,309
		$27,789,611
Pharmaceuticals – 5.8%
AbbVie, Inc.	48,005	$ 7,439,335
Eli Lilly & Co.	17,033	9,928,876
Johnson & Johnson	58,727	9,204,870
Pfizer, Inc.	182,885	5,265,259
Vertex Pharmaceuticals, Inc. (a)	15,017	6,110,267
Zoetis, Inc.	23,088	4,556,879
		$42,505,486
Railroad & Shipping – 0.8%
Canadian Pacific Kansas City Ltd.	72,918	$ 5,764,897
9

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 0.9%
Extra Space Storage, Inc., REIT	26,131	$ 4,189,583
Jones Lang LaSalle, Inc. (a)	12,737	2,405,637
		$6,595,220
Restaurants – 1.0%
Starbucks Corp.	55,425	$ 5,321,354
Wendy's Co.	120,891	2,354,957
		$7,676,311
Specialty Chemicals – 1.7%
Air Products & Chemicals, Inc.	17,648	$ 4,832,023
Corteva, Inc.	45,951	2,201,972
DuPont de Nemours, Inc.	74,897	5,761,826
		$12,795,821
Specialty Stores – 6.6%
Amazon.com, Inc. (a)(s)	190,042	$ 28,874,981
Home Depot, Inc.	28,419	9,848,604
Ross Stores, Inc.	38,699	5,355,555
Target Corp.	28,933	4,120,638
		$48,199,778
Telecommunications - Wireless – 1.7%
SBA Communications Corp., REIT	40,928	$ 10,383,025
T-Mobile USA, Inc.	11,219	1,798,742
		$12,181,767
Tobacco – 0.6%
Philip Morris International, Inc.	44,998	$ 4,233,412
Trucking – 0.5%
J.B. Hunt Transport Services, Inc.	20,226	$ 4,039,941
Utilities - Electric Power – 2.6%
Alliant Energy Corp.	74,628	$ 3,828,416
CMS Energy Corp.	32,463	1,885,126
Duke Energy Corp.	48,995	4,754,475
PG&E Corp.	284,648	5,132,204
PPL Corp.	124,478	3,373,354
		$18,973,575
Total Common Stocks (Identified Cost, $434,086,571)		$729,351,762
	Strike Price	First Exercise
Warrants – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	2,981	$ 0

10

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $5,173,133)	5,172,747	$ 5,173,782
Securities Sold Short – (0.1)%
Telecommunications - Wireless – (0.1)%
Crown Castle, Inc., REIT (Proceeds Received, $1,381,346)	(7,925)	$ (912,881)
Other Assets, Less Liabilities – 0.1%		504,714
Net Assets – 100.0%		$734,117,377
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,173,782 and $729,351,762, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
At December 31, 2023, the fund had cash collateral of $4,269 and other liquid securities with an aggregate value of $4,216,630 to cover any collateral or margin obligations for securities sold short.  Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
11

MFS Research Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $434,086,571)	$729,351,762
Investments in affiliated issuers, at value (identified cost, $5,173,133)	5,173,782
Deposits with brokers for
Securities sold short	4,269
Receivables for
Fund shares sold	172,433
Dividends	724,117
Other assets	278,781
Total assets	$735,705,144
Liabilities
Payable to custodian	$13,000
Payables for
Securities sold short, at value (proceeds received, $1,381,346)	912,881
Fund shares reacquired	491,332
Payable to affiliates
Investment adviser	49,762
Administrative services fee	1,097
Shareholder servicing costs	263
Distribution and/or service fees	8,518
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	110,902
Total liabilities	$1,587,767
Net assets	$734,117,377
Net assets consist of
Paid-in capital	$392,966,751
Total distributable earnings (loss)	341,150,626
Net assets	$734,117,377
Shares of beneficial interest outstanding	23,160,750
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$423,942,291	13,258,665	$31.97
Service Class	310,175,086	9,902,085	31.32
See Notes to Financial Statements
12

MFS Research Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$9,897,575
Dividends from affiliated issuers	307,486
Other	36,910
Income on securities loaned	15,839
Foreign taxes withheld	(53,273)
Total investment income	$10,204,537
Expenses
Management fee	$5,308,731
Distribution and/or service fees	746,391
Shareholder servicing costs	7,156
Administrative services fee	112,340
Independent Trustees' compensation	13,762
Custodian fee	43,967
Shareholder communications	20,510
Audit and tax fees	71,967
Legal fees	3,935
Dividend and interest expense on securities sold short	170,224
Interest expense and fees	3,824
Miscellaneous	27,744
Total expenses	$6,530,551
Reduction of expenses by investment adviser	(155,394)
Net expenses	$6,375,157
Net investment income (loss)	$3,829,380
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$44,118,369
Affiliated issuers	175
Securities sold short	(155,584)
Foreign currency	214
Net realized gain (loss)	$43,963,174
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$94,412,061
Affiliated issuers	(1,244)
Securities sold short	729,183
Translation of assets and liabilities in foreign currencies	(64)
Net unrealized gain (loss)	$95,139,936
Net realized and unrealized gain (loss)	$139,103,110
Change in net assets from operations	$142,932,490
See Notes to Financial Statements
13

MFS Research Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$3,829,380	$3,931,589
Net realized gain (loss)	43,963,174	35,481,317
Net unrealized gain (loss)	95,139,936	(176,047,562)
Change in net assets from operations	$142,932,490	$(136,634,656)
Total distributions to shareholders	$(40,656,283)	$(99,101,437)
Change in net assets from fund share transactions	$(63,758,641)	$149,469,874
Total change in net assets	$38,517,566	$(86,266,219)
Net assets
At beginning of period	695,599,811	781,866,030
At end of period	$734,117,377	$695,599,811
See Notes to Financial Statements
14

MFS Research Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$27.74	$38.59	$32.87	$29.49	$24.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.21	$0.13	$0.18	$0.23
Net realized and unrealized gain (loss)	5.86	(6.62)	7.92	4.62	7.66
Total from investment operations	$6.05	$(6.41)	$8.05	$4.80	$7.89
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.20)	$(0.22)	$(0.24)
From net realized gain	(1.66)	(4.28)	(2.13)	(1.20)	(3.09)
Total distributions declared to shareholders	$(1.82)	$(4.44)	$(2.33)	$(1.42)	$(3.33)
Net asset value, end of period (x)	$31.97	$27.74	$38.59	$32.87	$29.49
Total return (%) (k)(r)(s)(x)	22.42	(17.21)	24.80	16.59	32.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.82	0.80	0.82	0.83
Expenses after expense reductions	0.79	0.79	0.78	0.79	0.81
Net investment income (loss)	0.64	0.68	0.35	0.62	0.82
Portfolio turnover	22	24	19	39	35
Net assets at end of period (000 omitted)	$423,942	$405,178	$384,928	$372,405	$361,842
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.77	0.77	0.77	0.77	0.78

See Notes to Financial Statements
15

MFS Research Series
Financial Highlights - continued
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$27.20	$37.92	$32.34	$29.05	$24.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.12	$0.04	$0.11	$0.16
Net realized and unrealized gain (loss)	5.73	(6.50)	7.79	4.54	7.55
Total from investment operations	$5.85	$(6.38)	$7.83	$4.65	$7.71
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.12)	$(0.16)	$(0.18)
From net realized gain	(1.66)	(4.28)	(2.13)	(1.20)	(3.09)
Total distributions declared to shareholders	$(1.73)	$(4.34)	$(2.25)	$(1.36)	$(3.27)
Net asset value, end of period (x)	$31.32	$27.20	$37.92	$32.34	$29.05
Total return (%) (k)(r)(s)(x)	22.12	(17.43)	24.51	16.31	32.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.07	1.07	1.05	1.07	1.08
Expenses after expense reductions	1.04	1.04	1.03	1.04	1.06
Net investment income (loss)	0.40	0.39	0.10	0.37	0.57
Portfolio turnover	22	24	19	39	35
Net assets at end of period (000 omitted)	$310,175	$290,421	$396,938	$375,322	$319,842
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.02	1.02	1.02	1.02	1.03
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Research Series
Notes to Financial Statements
(1)  Business and Organization
MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets;
17

MFS Research Series
Notes to Financial Statements  - continued
the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$716,550,454	$—	$—	$716,550,454
Canada	12,801,308	0	—	12,801,308
Mutual Funds	5,173,782	—	—	5,173,782
Total	$734,525,544	$0	$—	$734,525,544
Securities Sold Short	$(912,881)	$—	$—	$(912,881)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2023, this expense amounted to $170,224.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the
18

MFS Research Series
Notes to Financial Statements  - continued
lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$2,769,284	$14,039,255
Long-term capital gains	37,886,999	85,062,182
Total distributions	$40,656,283	$99,101,437
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$440,856,705
Gross appreciation	305,751,897
Gross depreciation	(12,995,939)
Net unrealized appreciation (depreciation)	$292,755,958
Undistributed ordinary income	3,881,673
Undistributed long-term capital gain	44,513,038
Other temporary differences	(43)
Total distributable earnings (loss)	$341,150,626
19

MFS Research Series
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$23,516,766	$56,469,294
Service Class	17,139,517	42,632,143
Total	$40,656,283	$99,101,437
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $90,497, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 0.77% of average daily net assets for the Initial Class shares and 1.02% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $64,897, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $5,403, which equated to 0.0008% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $1,753.
20

MFS Research Series
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0159% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $1,478,506.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $13,786, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short sales and short-term obligations, aggregated $157,543,086 and $255,256,616, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	885,857	$25,881,107	4,166,754	$136,162,513
Service Class	453,869	13,191,893	546,740	17,085,861
	1,339,726	$39,073,000	4,713,494	$153,248,374
Shares issued to shareholders in reinvestment of distributions
Initial Class	804,817	$23,516,766	1,929,255	$56,469,294
Service Class	598,238	17,139,517	1,483,889	42,632,143
	1,403,055	$40,656,283	3,413,144	$99,101,437
Shares reacquired
Initial Class	(3,040,890)	$(89,909,468)	(1,460,747)	$(46,824,246)
Service Class	(1,828,510)	(53,578,456)	(1,820,168)	(56,055,691)
	(4,869,400)	$(143,487,924)	(3,280,915)	$(102,879,937)
Net change
Initial Class	(1,350,216)	$(40,511,595)	4,635,262	$145,807,561
Service Class	(776,403)	(23,247,046)	210,461	3,662,313
	(2,126,619)	$(63,758,641)	4,845,723	$149,469,874
21

MFS Research Series
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 10%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $3,824 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,722,089	$96,686,610	$99,233,848	$175	$(1,244)	$5,173,782
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$307,486	$—
22

MFS Research Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Research Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
24

MFS Research Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
25

MFS Research Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall
26

MFS Research Series
Board Review of Investment Advisory Agreement
MFS Research Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS Research Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
28

MFS Research Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $41,676,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2023
MFS®  Total Return Bond Series
MFS® Variable Insurance Trust
VFB-ANN

MFS® Total Return Bond Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Bond Series
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	34.4%
Investment Grade Corporates	29.4%
Mortgage-Backed Securities	21.9%
Commercial Mortgage-Backed Securities	8.0%
Collateralized Debt Obligations	7.9%
High Yield Corporates	6.3%
Municipal Bonds	1.4%
Asset-Backed Securities	1.4%
U.S. Government Agencies	0.8%
Emerging Markets Bonds	0.4%
Non-U.S. Government Bonds	0.3%
Composition including fixed income credit quality (a)(i)
AAA	8.2%
AA	4.4%
A	9.8%
BBB	25.3%
BB	5.6%
B	1.7%
CCC	0.2%
C (o)	0.0%
U.S. Government	21.0%
Federal Agencies	22.7%
Not Rated	13.3%
Cash & Cash Equivalents	1.1%
Other (q)	(13.3)%
Portfolio facts
Average Duration (d)	6.2
Average Effective Maturity (m)	7.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities,
1

MFS Total Return Bond Series
Portfolio Composition - continued
and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

MFS Total Return Bond Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Total Return Bond Series (fund) provided a total return of 7.38%, while Service Class shares of the fund provided a total return of 7.13%. These compare with a return of 5.53% over the same period for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Aggregate Bond Index, the fund’s asset allocation decisions contributed to relative performance. From a sector perspective, the fund's exposure to the collateralized mortgage obligation (CMO) sector, for which the benchmark has no exposure, and an underweight allocation to the treasury sector, strengthened relative returns. The fund’s overweight allocation to both the industrials and financial institutions sectors further benefited relative results. From a quality perspective, the fund's exposure to “BB” rated(r) bonds, for which the benchmark has no exposure, and an overweight exposure to both “A” and “BBB” rated bonds, helped relative returns. The fund's shorter relative duration(d) stance was another area of relative strength as interest rates generally rose over the reporting period. Additionally, bond selection within the industrials sector, particularly within “BBB” rated bonds, aided relative performance.
Conversely, the fund’s yield curve(y) positioning detracted from relative returns.
Respectfully,
Portfolio Manager(s)
Alexander Mackey and Joshua Marston
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Total Return Bond Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/24/1995	7.38%	1.85%	2.22%
Service Class	5/01/2000	7.13%	1.58%	1.96%
Comparative benchmark(s)
Bloomberg U.S. Aggregate Bond Index (f)	5.53%	1.10%	1.81%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Total Return Bond Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Total Return Bond Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.52%	$1,000.00	$1,042.32	$2.68
	Hypothetical (h)	0.52%	$1,000.00	$1,022.58	$2.65
Service Class	Actual	0.77%	$1,000.00	$1,040.20	$3.96
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Total Return Bond Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 98.0%
Aerospace & Defense – 0.9%
Boeing Co., 2.196%, 2/04/2026	$6,236,000	$ 5,892,315
Boeing Co., 5.15%, 5/01/2030	1,704,000	1,734,691
Boeing Co., 5.705%, 5/01/2040	1,595,000	1,649,125
TransDigm, Inc., 4.625%, 1/15/2029	5,158,000	4,842,717
		$14,118,848
Asset-Backed & Securitized – 17.2%
ACREC 2021-FL1 Ltd., “C”, FLR, 7.596% ((SOFR - 1mo. + 0.11448%) + 2.15%), 10/16/2036 (n)	$2,546,000	$ 2,450,936
ACREC 2021-FL1 Ltd., “D”, FLR, 8.122% ((SOFR - 1mo. + 0.11448%) + 2.65%), 10/16/2036 (n)	3,070,500	2,908,228
ACRES 2021-FL2 Issuer Ltd., “C”, FLR, 8.126% ((SOFR - 1mo. + 0.11448%) + 2.65%), 1/15/2037 (n)	3,129,000	3,023,207
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 7.273% ((SOFR - 3mo. + 0.26161%) + 1.6%), 10/21/2028 (n)	5,554,267	5,553,750
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 7.448% ((SOFR - 1mo. + 0.11448%) + 2%), 12/15/2035 (n)	905,000	878,969
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 8.398% ((SOFR - 1mo. + 0.11448%) + 2.95%), 12/15/2035 (n)	831,500	814,292
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 7.048% ((SOFR - 1mo. + 0.11448%) + 1.6%), 5/15/2036 (n)	1,152,500	1,121,770
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 7.326% ((SOFR - 1mo. + 0.11448%) + 1.85%), 8/15/2034 (n)	1,740,000	1,653,908
Arbor Realty Trust, Inc., CLO, 2021-FL3, “D”, FLR, 7.676% ((SOFR - 1mo. + 0.11448%) + 2.2%), 8/15/2034 (n)	964,500	906,591
Arbor Realty Trust, Inc., CLO, 2021-FL4, “C”, FLR, 7.748% ((SOFR - 1mo. + 0.11448%) + 2.3%), 11/15/2036 (n)	3,443,500	3,328,953
Arbor Realty Trust, Inc., CLO, 2022-FL1, “D”, FLR, 8.346% (SOFR - 30 day + 3%), 1/15/2037 (n)	9,290,000	8,532,879
AREIT 2019-CRE3 Trust, “B”, FLR, 7.026% ((SOFR - 1mo. + 0.11448%) + 1.55%), 9/14/2036 (n)	2,569,500	2,477,733
AREIT 2019-CRE3 Trust, “C”, FLR, 7.376% (SOFR - 1mo. + 2.014%), 9/14/2036 (n)	2,242,500	2,045,797
AREIT 2019-CRE3 Trust, “D”, FLR, 8.126% ((SOFR - 1mo. + 0.11448%) + 2.65%), 9/14/2036 (n)	1,849,000	1,657,066
AREIT 2022-CRE6 Trust, “B”, FLR, 7.187% (SOFR - 30 day + 1.85%), 1/20/2037 (n)	1,126,000	1,091,172
AREIT 2022-CRE6 Trust, “C”, FLR, 7.488% (SOFR - 30 day + 2.15%), 1/20/2037 (n)	2,322,000	2,210,869
AREIT 2022-CRE6 Trust, “D”, FLR, 8.188% (SOFR - 30 day + 2.85%), 1/20/2037 (n)	987,000	928,643
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	883,776	893,594
Bayview Commercial Asset Trust, 0%, 12/25/2036 (i)(n)	58,296	6
Bayview Financial Revolving Mortgage Loan Trust, FLR, 7.071% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)	20,585	30,267
BBCMS Mortgage Trust, 2019-C5, “A4”, 3.063%, 11/15/2052	2,755,000	2,476,921
BDS 2021-FL7 Ltd., “B”, FLR, 6.972% ((SOFR - 1mo. + 0.11448%) + 1.5%), 6/16/2036 (n)	1,259,500	1,232,713
Benchmark 2023-V3 Mortgage Trust, “A3”, 6.362%, 7/15/2056	991,415	1,038,631
Brazos Securitization LLC, 5.413%, 9/01/2050 (n)	3,427,000	3,502,391
BSPDF 2021-FL1 Issuer Ltd., “B”, FLR, 7.276% ((SOFR - 1mo. + 0.11448%) + 1.8%), 10/15/2036 (n)	4,380,500	4,138,946
BSPRT 2021-FL6 Issuer Ltd., “B”, FLR, 7.076% ((SOFR - 1mo. + 0.11448%) + 1.6%), 3/15/2036 (n)	3,669,500	3,522,680
BSPRT 2021-FL6 Issuer Ltd., “C”, FLR, 7.526% ((SOFR - 1mo. + 0.11448%) + 2.05%), 3/15/2036 (n)	1,288,000	1,231,806
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 7.748% ((SOFR - 1mo. + 0.11448%) + 2.3%), 12/15/2038 (n)	836,500	815,255
BSPRT 2021-FL7 Issuer Ltd., “D”, FLR, 8.198% ((SOFR - 1mo. + 0.11448%) + 2.75%), 12/15/2038 (n)	952,500	897,060
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	438,787	419,300
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	349,171	319,083
BXMT 2020-FL2 Ltd., “B”, FLR, 6.876% ((SOFR - 1mo. + 0.11448%) + 1.4%), 2/15/2038 (n)	1,731,000	1,516,747
Cantor Commercial Real Estate, 2019-CF2, “A5”, 2.874%, 11/15/2052	6,645,635	5,841,986
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	2,378,439	2,276,437
CHCP 2021-FL1 Ltd., “B”, FLR, 7.102% ((SOFR - 1mo. + 0.11448%) + 1.65%), 2/15/2038 (n)	1,102,500	1,084,191
CHCP 2021-FL1 Ltd., “C”, FLR, 7.572% ((SOFR - 1mo. + 0.11448%) + 2.1%), 2/15/2038 (n)	1,249,000	1,211,672
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)	1,150,670	1,153,699
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	3,128,793	3,068,224
Citigroup Commercial Mortgage Trust, 2016-P6, “A5”, 3.72%, 12/10/2049	1,754,000	1,652,722
CLNC 2019-FL1 Ltd., “B”, FLR, 7.37% (SOFR - 1mo. + 2.01448%), 8/20/2035 (n)	1,850,000	1,784,782
CLNC 2019-FL1 Ltd., “C”, FLR, 7.87% (SOFR - 1mo. + 2.51448%), 8/20/2035 (n)	3,006,500	2,922,506
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “A4”, 5.745%, 8/15/2056	4,656,029	4,895,423
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “AS”, 6.385%, 8/15/2056	2,699,147	2,800,518
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	10,000,000	9,699,549
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	2,888,848	2,807,906
Consumers 2023 Securitization Funding LLC, 5.55%, 3/01/2028	2,493,000	2,502,711
Credit Acceptance Auto Loan Trust, 2021-3A, “C”, 1.63%, 9/16/2030 (n)	523,000	497,689
Credit Acceptance Auto Loan Trust, 2023-3A, “A”, 6.39%, 8/15/2033 (n)	973,000	986,685
7

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	$2,695,346	$ 2,607,320
Cutwater 2015-1A Ltd., “BR”, FLR, 7.455% ((SOFR - 3mo. + 0.26161%) + 1.8%), 1/15/2029 (n)	10,770,000	10,708,643
DT Auto Owner Trust, 2023-1A, “A”, 5.48%, 4/15/2027 (n)	1,939,385	1,935,762
Enterprise Fleet Financing LLC, 2023-3, “A2”, 6.4%, 3/20/2030 (n)	2,225,000	2,274,224
GLGU 2023-1A Ltd., “B”, FLR, 8.362% (SOFR - 3mo. + 3%), 7/20/2035 (n)	3,420,864	3,422,441
GLS Auto Select Receivables Trust, 2023-2A, 6.37%, 6/15/2028 (n)	1,660,000	1,674,269
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	7,904,407	7,631,639
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 7.356% ((SOFR - 3mo. + 0.26161%) + 1.7%), 7/18/2031 (n)	6,545,000	6,374,326
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	12,188,428	11,743,937
JPMorgan Chase Commercial Mortgage Securities Corp., 5.707%, 7/15/2042 (n)	964	839
JPMorgan Mortgage Trust, “A1”, 4.517%, 10/25/2033	34,603	31,635
KKR Static CLO I Ltd. 2022-1A, “BR”, 7.365% (SOFR - 3mo. + 2%), 7/19/2031 (n)(w)	4,871,468	4,871,468
Kubota Credit Owner Trust, 2023-2A, “A2”, 5.61%, 7/15/2026 (n)	1,192,482	1,196,069
LCCM 2021-FL2 Trust, “C”, FLR, 7.626% ((SOFR - 1mo. + 0.11448%) + 2.15%), 12/13/2038 (n)	1,985,500	1,842,332
LoanCore 2019-CRE2 Ltd., “D”, FLR, 7.926% ((SOFR - 1mo. + 0.11448%) + 2.45%), 5/15/2036 (n)	1,121,500	1,042,784
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 7.198% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	5,666,000	5,579,114
LoanCore 2021-CRE5 Ltd., “B”, FLR, 7.476% ((SOFR - 1mo. + 0.11448%) + 2.0%), 7/15/2036 (n)	5,318,000	5,129,772
LoanCore 2021-CRE6 Ltd., “B”, FLR, 7.376% ((SOFR - 1mo. + 0.11448%) + 1.9%), 11/15/2038 (n)	9,970,000	9,507,591
Madison Park Funding Ltd., 2017- 23A, “CR”, FLR, 7.649% ((SOFR - 3mo. + 0.26161%) + 2%), 7/27/2031 (n)	5,894,060	5,829,844
Merrill Lynch Mortgage Investors, Inc., “A”, 5.47%, 5/25/2036	43,667	42,478
Merrill Lynch Mortgage Investors, Inc., “A5”, 4.325%, 4/25/2035	64,249	56,362
MF1 2020-FL4 Ltd., “AS”, FLR, 7.576% ((SOFR - 1mo. + 0.11448%) + 2.1%), 11/15/2035 (n)	2,602,500	2,591,771
MF1 2021-FL5 Ltd., “C”, FLR, 7.176% ((SOFR - 1mo. + 0.11448%) + 1.7%), 7/15/2036 (n)	2,589,000	2,482,903
MF1 2022-FL8 Ltd., “C”, FLR, 7.556% (SOFR - 30 day + 2.2%), 2/19/2037 (n)	2,433,741	2,335,206
MF1 2022-FL8 Ltd., “D”, FLR, 8.006% (SOFR - 30 day + 2.65%), 2/19/2037 (n)	1,407,473	1,322,838
MSWF Commercial Mortgage Trust 2023-2, “A5”, 6.014%, 12/15/2056	3,231,641	3,470,589
Neuberger Berman CLO Ltd., 2013-15A, “CR2”, FLR, 7.505% ((SOFR - 3mo. + 0.26161%) + 1.85%), 10/15/2029 (n)	7,481,614	7,380,507
Oaktree CLO 2019-1A Ltd., “BR”, FLR, 7.424% ((SOFR - 3mo. + 0.26161%) + 1.75%), 4/22/2030 (n)	5,000,000	4,932,415
Oaktree CLO 2019-1A Ltd., “CR”, FLR, 8.023% ((SOFR - 3mo. + 0.26161%) + 2.35%), 4/22/2030 (n)	5,744,568	5,668,659
PFP III 2021-7 Ltd., “C”, FLR, 7.102% ((SOFR - 1mo. + 0.11448%) + 1.65%), 4/14/2038 (n)	258,447	251,841
PFP III 2021-8 Ltd., “D”, FLR, 7.626% ((SOFR - 1mo. + 0.11448%) + 2.15%), 8/09/2037 (n)	3,737,500	3,529,274
Preferred Term Securities XIX Ltd., CDO, FLR, 5.996% ((SOFR - 3mo. + 0.26161%) + 0.35%), 12/21/2035 (n)	125,111	113,225
Race Point CLO Ltd., 2013-8A, “AR-2”, FLR, 6.669% ((SOFR - 3mo. + 0.26161%) + 1.04%), 2/20/2030 (n)	2,769,191	2,765,613
ReadyCap Commercial Mortgage Trust, 2021-FL7, “C”, FLR, 7.67% ((SOFR - 1mo. + 0.11448%) + 2.95%), 11/25/2036 (z)	1,340,000	1,279,150
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 8.42% ((SOFR - 1mo. + 0.11448%) + 2.95%), 11/25/2036 (z)	1,575,000	1,438,465
Residential Funding Mortgage Securities, Inc., FGIC, 3.889%, 12/25/2035 (d)(q)	2,975	101
Starwood Commercial Mortgage, 2021-FL2, “C”, FLR, 7.546% ((SOFR - 1mo. + 0.11448)% + 2.1%), 4/18/2038 (n)	2,027,000	1,796,459
Starwood Commercial Mortgage, 2022-FL3, “B”, FLR, 7.296% (SOFR - 30 day + 1.95%), 11/15/2038 (n)	1,391,000	1,349,878
Starwood Commercial Mortgage, 2022-FL3, “C”, FLR, 7.546% (SOFR - 30 day + 2.2%), 11/15/2038 (n)	2,632,000	2,510,100
Toyota Lease Owner Trust, 2023-A, “A2”, 5.3%, 8/20/2025 (n)	914,176	912,761
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	5,865,766	5,514,822
Voya CLO 2012-4A Ltd., “A2R3”, FLR, 7.105% ((SOFR - 3mo. + 0.26161%) + 1.45%), 10/15/2030 (n)	1,957,793	1,940,698
Voya CLO 2012-4A Ltd., “BR3”, FLR, 7.605% ((SOFR - 3mo. + 0.26161%) + 1.95%), 10/15/2030 (n)	828,265	808,544
Voya CLO 2012-4A Ltd., “C1R3”, FLR, 8.955% ((SOFR - 3mo. + 0.26161%) + 3.3%), 10/15/2030 (n)	1,187,823	1,179,174
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	13,071,416	12,467,232
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	3,970,000	3,635,416
		$263,987,353
Broadcasting – 1.0%
Discovery Communications LLC, 4.65%, 5/15/2050	$4,028,000	$ 3,235,576
WarnerMedia Holdings, Inc., 5.05%, 3/15/2042	5,334,000	4,702,352
WarnerMedia Holdings, Inc., 5.141%, 3/15/2052	4,694,000	4,029,122
WarnerMedia Holdings, Inc., 5.391%, 3/15/2062	1,915,000	1,639,988
WMG Acquisition Corp., 3%, 2/15/2031 (n)	1,568,000	1,343,962
		$14,951,000
8

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – 0.9%
Charles Schwab Corp., 5.853% to 5/19/2033, FLR (SOFR - 1 day + 2.5%) to 5/19/2034	$2,300,000	$ 2,374,179
Charles Schwab Corp., 5% to 6/01/2027, FLR (CMT - 5yr. + 3.256%) to 6/01/2170	6,058,000	5,468,963
LPL Holdings, Inc., 6.75%, 11/17/2028	1,167,000	1,244,045
LPL Holdings, Inc., 4%, 3/15/2029 (n)	4,555,000	4,215,273
		$13,302,460
Building – 0.7%
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	$5,875,000	$ 5,395,531
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	2,760,000	2,374,346
Vulcan Materials Co., 3.5%, 6/01/2030	3,356,000	3,121,520
		$10,891,397
Business Services – 1.2%
Equinix, Inc., 2.15%, 7/15/2030	$4,789,000	$ 4,057,388
Fiserv, Inc., 3.5%, 7/01/2029	2,280,000	2,145,087
Fiserv, Inc., 5.6%, 3/02/2033	2,183,000	2,278,772
Global Payments, Inc., 2.9%, 5/15/2030	5,153,000	4,532,480
Global Payments, Inc., 2.9%, 11/15/2031	1,508,000	1,289,927
Iron Mountain, Inc., 4.5%, 2/15/2031 (n)	5,315,000	4,812,825
		$19,116,479
Cable TV – 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	$6,587,000	$ 5,938,076
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.25%, 4/01/2053	6,586,000	5,516,069
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	2,940,000	2,236,605
CSC Holdings LLC, 4.5%, 11/15/2031 (n)	4,065,000	3,073,448
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	2,184,000	2,111,557
Sirius XM Radio, Inc., 4.125%, 7/01/2030 (n)	3,995,000	3,559,855
Time Warner Cable, Inc., 4.5%, 9/15/2042	3,558,000	2,792,090
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	290,000	335,784
		$25,563,484
Chemicals – 0.1%
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	$1,402,000	$ 1,258,196
Computer Software – 0.5%
Dell International LLC/EMC Corp., 5.3%, 10/01/2029	$6,901,000	$ 7,106,663
Computer Software - Systems – 0.3%
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	$4,802,000	$ 4,733,488
Conglomerates – 1.0%
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)	$1,521,000	$ 1,539,672
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)	4,643,000	4,763,305
Regal Rexnord Corp., 6.4%, 4/15/2033 (n)	3,600,000	3,752,171
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028	4,993,000	4,937,341
		$14,992,489
Consumer Products – 0.2%
Haleon US Capital LLC, 3.625%, 3/24/2032	$3,229,000	$ 2,978,424
Consumer Services – 0.9%
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	$4,782,000	$ 4,131,744
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	2,145,000	1,848,969
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)	6,221,000	4,322,840
9

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)	$2,145,000	$ 1,282,796
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	5,294,766	1,684,225
		$13,270,574
Electrical Equipment – 0.3%
Arrow Electronics, Inc., 2.95%, 2/15/2032	$4,838,000	$ 4,089,205
Electronics – 0.4%
Broadcom, Inc., 3.137%, 11/15/2035 (n)	$3,219,000	$ 2,642,747
Broadcom, Inc., 4.926%, 5/15/2037 (n)	3,219,000	3,115,124
		$5,757,871
Energy - Independent – 0.8%
EQT Corp., 3.9%, 10/01/2027	$2,315,000	$ 2,214,636
EQT Corp., 5%, 1/15/2029	1,294,000	1,281,865
EQT Corp., 3.625%, 5/15/2031 (n)	1,506,000	1,344,963
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)	2,670,000	2,430,106
Santos Finance Ltd., 6.875%, 9/19/2033 (n)	3,007,000	3,188,994
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030	3,294,000	2,705,560
		$13,166,124
Financial Institutions – 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/2025	$3,195,000	$ 3,235,481
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3%, 10/29/2028	2,329,000	2,126,350
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	2,763,000	2,404,721
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	2,890,000	2,677,933
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	1,779,000	1,718,183
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	2,615,000	2,323,006
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% Cash or 7.25% PIK), 9/15/2024 (n)(p)	3,989,171	3,749,821
		$18,235,495
Food & Beverages – 0.5%
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/2030	$4,965,000	$ 4,879,484
Post Holdings, Inc., 5.5%, 12/15/2029 (n)	1,441,000	1,388,501
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	1,225,000	1,126,808
Post Holdings, Inc., 4.5%, 9/15/2031 (n)	216,000	193,568
		$7,588,361
Gaming & Lodging – 0.2%
Marriott International, Inc., 3.5%, 10/15/2032	$3,330,000	$ 2,968,877
Insurance – 0.5%
Corebridge Financial, Inc., 3.9%, 4/05/2032	$3,293,000	$ 2,976,761
Corebridge Financial, Inc., 5.75%, 1/15/2034	2,801,000	2,863,083
Corebridge Financial, Inc., 4.35%, 4/05/2042	442,000	374,618
Corebridge Financial, Inc., 4.4%, 4/05/2052	1,291,000	1,082,042
		$7,296,504
Insurance - Health – 0.3%
Humana, Inc., 5.875%, 3/01/2033	$4,131,000	$ 4,400,725
Insurance - Property & Casualty – 1.3%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$6,835,000	$ 6,654,816
Aon Corp., 3.75%, 5/02/2029	3,245,000	3,104,048
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	5,692,000	5,603,771
10

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	$1,060,000	$ 931,492
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032	2,374,000	2,371,696
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	2,221,000	1,678,524
		$20,344,347
International Market Quasi-Sovereign – 0.3%
Electricite de France S.A., 4.875%, 9/21/2038 (n)	$2,687,000	$ 2,482,724
Electricite de France S.A., 6.9%, 5/23/2053 (n)	1,704,000	1,927,072
		$4,409,796
Machinery & Tools – 0.3%
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	$3,631,000	$ 3,592,700
CNH Industrial N.V., 3.85%, 11/15/2027	1,328,000	1,279,284
		$4,871,984
Major Banks – 7.3%
Bank of America Corp., 2.496% to 2/13/2030, FLR ((SOFR - 3mo. + 0.26161%) + 0.99%) to 2/13/2031	$4,007,000	$ 3,440,877
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR - 1 day + 1.21%) to 10/20/2032	10,928,000	9,060,096
Bank of America Corp., 5.875% to 3/15/2028, FLR ((SOFR - 3mo. + 0.26161%) + 2.931%) to 9/15/2171	3,924,000	3,756,685
Bank of America Corp., 6.1%, 9/17/2171	6,096,000	6,038,137
Bank of America Corp., 6.5% to 10/23/2024, FLR ((SOFR - 3mo. + 0.26161%) + 4.174%) to 4/23/2172	3,843,000	3,824,375
Barclays PLC, 4.972% to 5/16/2028, FLR (LIBOR - 3mo. + 1.902%) to 5/16/2029	3,191,000	3,132,508
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	3,776,000	3,094,735
Capital One Financial Corp., 5.817% to 2/01/2033, FLR (SOFR - 1 day + 2.6%) to 2/01/2034	2,325,000	2,313,668
Capital One Financial Corp., 6.377% to 6/08/2033, FLR (SOFR - 1 day + 2.860%) to 6/08/2034	2,325,000	2,392,884
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	5,055,000	4,622,248
Deutsche Bank AG, 6.72% to 1/18/2028, FLR (SOFR - 1 day + 3.18%) to 1/18/2029	5,453,000	5,710,418
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	6,000,000	5,272,448
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	6,176,000	5,030,009
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2170	2,447,000	2,245,188
JPMorgan Chase & Co., 3.509% to 1/23/2028, FLR ((SOFR - 3mo. + 0.26161%) + 0.945%) to 1/23/2029	2,290,000	2,169,937
JPMorgan Chase & Co., 4.005% to 4/23/2028, FLR ((SOFR - 3mo. + 0.26161%) + 1.12%) to 4/23/2029	5,871,000	5,648,746
JPMorgan Chase & Co., 4.203% to 7/23/2028, FLR ((SOFR - 3mo. + 0.26161%) + 1.26%) to 7/23/2029	2,576,000	2,503,153
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	4,435,000	3,897,361
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	3,363,000	2,806,014
Lloyds Bank PLC, 3.75%, 1/11/2027	2,765,000	2,653,474
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	1,239,000	1,262,481
Morgan Stanley, 2.511% to 10/20/2031, FLR (SOFR - 1 day + 1.2%) to 10/20/2032	6,985,000	5,783,848
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034	2,940,000	2,983,741
NatWest Group PLC, 6.016% to 3/02/2033, FLR (CMT - 1yr. + 2.1%) to 3/02/2034	769,000	807,425
Sumitomo Mitsui Financial Group, Inc., 2.13%, 7/08/2030	5,402,000	4,549,365
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	1,311,000	1,297,599
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 12/31/2164 (n)	7,084,000	5,594,794
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	4,524,000	4,424,420
Wells Fargo & Co., 2.572% to 2/11/2030, FLR ((SOFR - 3mo. + 0.26161%) + 1%) to 2/11/2031	4,514,000	3,900,639
Westpac Banking Corp., 2.894% to 2/04/2025, FLR (CMT - 5yr. + 1.35%) to 2/04/2030	2,633,000	2,536,533
		$112,753,806
Medical & Health Technology & Services – 1.9%
Adventist Health System/West, 5.43%, 3/01/2032	$4,476,000	$ 4,552,718
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	593,000	557,140
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	1,096,000	950,043
Alcon Finance Corp., 5.375%, 12/06/2032 (n)	1,318,000	1,359,429
HCA, Inc., 4.125%, 6/15/2029	3,255,000	3,112,168
HCA, Inc., 4.375%, 3/15/2042	3,251,000	2,746,431
Marin General Hospital, 7.242%, 8/01/2045	2,243,000	2,410,863
11

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Northwell Healthcare, Inc., 3.979%, 11/01/2046	$1,503,000	$ 1,214,435
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	7,120,000	6,523,700
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	2,562,000	2,544,786
Tower Health, 4.451%, 2/01/2050	6,211,000	2,934,697
		$28,906,410
Metals & Mining – 1.4%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$2,504,000	$ 2,231,302
Anglo American Capital PLC, 3.875%, 3/16/2029 (n)	3,434,000	3,220,831
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	2,927,000	2,489,239
Anglo American Capital PLC, 4.75%, 3/16/2052 (n)	4,511,000	3,869,259
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	3,922,000	3,586,723
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	4,010,000	3,457,826
Novelis Corp., 3.875%, 8/15/2031 (n)	2,661,000	2,344,964
		$21,200,144
Midstream – 2.4%
Cheniere Corpus Christi Holdings LLC, 2.742%, 12/31/2039	$1,939,000	$ 1,544,779
Cheniere Energy Partners LP, 4.5%, 10/01/2029	2,483,000	2,374,907
Enbridge, Inc., 5.7%, 3/08/2033	1,601,000	1,664,075
Energy Transfer LP, 5.55%, 2/15/2028	1,261,000	1,286,346
Energy Transfer LP, 5.75%, 2/15/2033	3,863,000	3,982,672
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	3,350,000	3,808,597
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	2,040,000	2,095,215
MPLX LP, 4.95%, 3/14/2052	5,874,000	5,225,195
Plains All American Pipeline LP, 3.55%, 12/15/2029	2,839,000	2,613,782
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	1,975,000	1,930,100
Targa Resources Corp., 4.2%, 2/01/2033	930,000	855,073
Targa Resources Corp., 6.125%, 3/15/2033	4,345,000	4,574,581
Targa Resources Corp., 4.95%, 4/15/2052	1,533,000	1,344,893
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030 (n)	4,349,000	4,325,469
		$37,625,684
Mortgage-Backed – 21.9%
Fannie Mae, 5%, 3/01/2024 - 3/01/2042	$2,281,688	$ 2,317,869
Fannie Mae, 4.5%, 5/01/2024 - 6/01/2044	7,555,460	7,523,937
Fannie Mae, 5.5%, 7/01/2024 - 4/01/2040	3,204,803	3,298,810
Fannie Mae, 3.5%, 3/01/2026 - 7/01/2046	6,106,958	5,752,588
Fannie Mae, 3.95%, 1/01/2027	309,387	304,959
Fannie Mae, 3%, 11/01/2028 - 8/01/2047	5,366,282	4,936,359
Fannie Mae, 2.5%, 11/01/2031 - 11/01/2046	712,246	623,945
Fannie Mae, 6.5%, 7/01/2032 - 1/01/2033	1,868	1,945
Fannie Mae, 3%, 2/25/2033 (i)	321,902	26,691
Fannie Mae, 6%, 10/01/2035 - 3/01/2039	828,194	862,792
Fannie Mae, 4%, 12/01/2039 - 1/01/2047	12,580,362	12,239,755
Fannie Mae, 3.25%, 5/25/2040	102,499	94,917
Fannie Mae, 2%, 4/25/2046	239,133	216,807
Fannie Mae, 4%, 7/25/2046 (i)	364,667	68,007
Fannie Mae, 3.5%, 12/01/2046 (f)	1,283,248	1,201,223
Fannie Mae, UMBS, 2%, 10/01/2036 - 3/01/2052	46,180,816	39,085,249
Fannie Mae, UMBS, 2.5%, 11/01/2036 - 6/01/2052	44,161,777	38,109,272
Fannie Mae, UMBS, 3%, 9/01/2037 - 10/01/2052	18,543,747	16,643,273
Fannie Mae, UMBS, 1.5%, 2/01/2042	168,182	139,374
Fannie Mae, UMBS, 6.5%, 4/01/2043 - 10/01/2053	900,001	922,249
Fannie Mae, UMBS, 3.5%, 5/01/2052 - 4/01/2053	2,506,349	2,302,149
Fannie Mae, UMBS, 4.5%, 9/01/2052	754,637	735,969
12

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, UMBS, 5%, 12/01/2052 - 3/01/2053	$6,242,213	$ 6,179,949
Fannie Mae, UMBS, 6%, 12/01/2052 - 2/01/2053	2,019,881	2,072,067
Fannie Mae, UMBS, 5.5%, 4/01/2053 - 11/01/2053	3,797,343	3,813,928
Federal Home Loan Bank, 5%, 7/01/2035	686,018	698,083
Freddie Mac, 2.67%, 12/25/2024	2,784,000	2,721,575
Freddie Mac, 2.811%, 1/25/2025	3,379,996	3,301,798
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	1,239,709	1,202,333
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	1,954,506	1,952,306
Freddie Mac, 3.3%, 10/25/2026	2,958,000	2,866,035
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	9,580,885	8,756,962
Freddie Mac, 1.09%, 7/25/2029 (i)	4,028,617	198,928
Freddie Mac, 1.142%, 8/25/2029 (i)	6,945,267	361,914
Freddie Mac, 1.868%, 4/25/2030 (i)	1,901,414	183,104
Freddie Mac, 5.5%, 5/01/2034 - 1/01/2038	148,896	153,411
Freddie Mac, 6%, 8/01/2034 - 7/01/2038	43,182	44,999
Freddie Mac, 5%, 11/01/2035 - 7/01/2041	674,806	686,425
Freddie Mac, 5.5%, 2/15/2036 (i)	66,917	11,991
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	10,791,847	10,127,369
Freddie Mac, 4.5%, 12/15/2040 (i)	38,597	3,105
Freddie Mac, 4%, 8/15/2044 (i)	69,281	7,142
Freddie Mac, 3.25%, 11/25/2061	759,340	657,944
Freddie Mac, UMBS, 2%, 4/01/2037 - 5/01/2052	38,469,268	31,907,580
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 4/01/2053	3,041,519	2,801,313
Freddie Mac, UMBS, 3%, 3/01/2047 - 6/01/2052	2,785,179	2,499,580
Freddie Mac, UMBS, 2.5%, 2/01/2051 - 9/01/2052	18,394,793	15,670,110
Freddie Mac, UMBS, 5%, 8/01/2052 - 10/01/2052	737,463	730,609
Freddie Mac, UMBS, 4%, 10/01/2052	1,340,766	1,268,065
Freddie Mac, UMBS, 4.5%, 10/01/2052	1,573,660	1,525,911
Freddie Mac, UMBS, 5.5%, 4/01/2053 - 10/01/2053	6,809,293	6,847,161
Ginnie Mae, 5.5%, 5/15/2033 - 4/20/2053	5,103,295	5,153,032
Ginnie Mae, 4.5%, 10/20/2033 - 12/20/2052	13,245,718	13,011,375
Ginnie Mae, 6%, 1/20/2036 - 1/15/2039	78,141	80,818
Ginnie Mae, 4%, 10/20/2040 - 10/20/2052	8,206,940	7,857,709
Ginnie Mae, 3.5%, 11/15/2040 - 9/20/2053	9,856,072	9,238,253
Ginnie Mae, 3%, 11/20/2044 - 10/20/2052	12,734,932	11,622,626
Ginnie Mae, 2.5%, 8/20/2051 - 4/20/2052	12,021,109	10,510,711
Ginnie Mae, 2%, 1/20/2052 - 4/20/2052	13,715,695	11,603,774
Ginnie Mae, 5%, 1/20/2053 - 5/20/2053	11,901,898	11,817,095
Ginnie Mae, TBA, 3%, 1/15/2054	1,925,000	1,742,722
Ginnie Mae, TBA, 6%, 1/15/2054	1,975,000	2,008,097
Ginnie Mae, TBA, 6.5%, 1/15/2054	2,475,000	2,533,491
UMBS, TBA, 2%, 1/18/2039	125,000	112,051
UMBS, TBA, 2.5%, 1/18/2039 - 1/16/2054	2,003,626	1,773,118
UMBS, TBA, 5%, 1/25/2039	275,000	276,633
		$336,001,341
Municipals – 1.3%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.06%, 12/01/2025	$415,000	$ 409,197
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	8,850,000	7,927,120
Escambia County, FL, Health Facilities Authority Rev., Taxable (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	1,295,000	1,041,990
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028	3,770,000	3,383,963
Philadelphia, PA, School District, Taxable, “B”, AGM, 6.615%, 6/01/2030	3,250,000	3,481,882
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	5,223,000	4,455,212
		$20,699,364
13

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Natural Gas - Distribution – 0.7%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$9,122,000	$ 8,573,693
NiSource, Inc., 3.6%, 5/01/2030	2,622,000	2,439,604
		$11,013,297
Oils – 0.2%
Marathon Petroleum Corp., 5.85%, 12/15/2045	$2,507,000	$ 2,454,874
Other Banks & Diversified Financials – 1.8%
Discover Financial Services, 6.7%, 11/29/2032	$7,435,000	$ 7,788,457
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	5,458,000	5,353,479
Macquarie Bank Ltd. of London, 6.125% to 3/08/2027, FLR (Swap Rate - 5yr. + 4.332%) to 12/31/2099 (n)	4,694,000	4,360,501
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	11,447,000	10,444,584
		$27,947,021
Real Estate - Office – 0.4%
Boston Properties LP, REIT, 2.55%, 4/01/2032	$7,238,000	$ 5,761,953
Retailers – 0.3%
Penske Automotive Group Co., 3.75%, 6/15/2029	$5,509,000	$ 4,900,448
Specialty Chemicals – 0.2%
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	$4,745,000	$ 3,923,528
Specialty Stores – 0.2%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$3,801,000	$ 3,237,978
Telecommunications - Wireless – 1.2%
Rogers Communications, Inc., 4.5%, 3/15/2042	$6,129,000	$ 5,406,468
Rogers Communications, Inc., 4.55%, 3/15/2052	6,129,000	5,345,011
SBA Communications Corp., 3.125%, 2/01/2029	4,025,000	3,616,449
T-Mobile USA, Inc., 2.55%, 2/15/2031	1,939,000	1,670,088
T-Mobile USA, Inc., 4.375%, 4/15/2040	635,000	572,949
Vodafone Group PLC, 5.625%, 2/10/2053	1,337,000	1,348,115
		$17,959,080
Tobacco – 1.1%
B.A.T. Capital Corp., 4.742%, 3/16/2032	$5,611,000	$ 5,382,685
B.A.T. International Finance PLC, 4.448%, 3/16/2028	4,936,000	4,854,370
Philip Morris International, Inc., 5.125%, 11/17/2027	2,140,000	2,178,127
Philip Morris International, Inc., 5.625%, 11/17/2029	922,000	966,815
Philip Morris International, Inc., 5.125%, 2/15/2030	3,757,000	3,818,314
		$17,200,311
Transportation - Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$1,983,000	$ 2,317,317
U.S. Government Agencies and Equivalents – 0.8%
Small Business Administration, 4.93%, 1/01/2024	$267	$ 267
Small Business Administration, 4.34%, 3/01/2024	523	522
Small Business Administration, 4.99%, 9/01/2024	791	785
Small Business Administration, 4.86%, 1/01/2025	2,840	2,815
Small Business Administration, 4.625%, 2/01/2025	3,743	3,700
Small Business Administration, 5.11%, 4/01/2025	1,602	1,584
Small Business Administration, 4.43%, 5/01/2029	68,040	66,600
Small Business Administration, 3.21%, 9/01/2030	1,216,349	1,166,934
14

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 3.25%, 11/01/2030	$116,802	$ 111,711
Small Business Administration, 2.85%, 9/01/2031	247,788	233,227
Small Business Administration, 2.37%, 8/01/2032	194,149	177,933
Small Business Administration, 2.13%, 1/01/2033	930,004	854,335
Small Business Administration, 2.21%, 2/01/2033	235,290	217,064
Small Business Administration, 2.22%, 3/01/2033	747,698	688,350
Small Business Administration, 2.08%, 4/01/2033	1,364,694	1,245,469
Small Business Administration, 2.45%, 6/01/2033	1,436,065	1,318,135
Small Business Administration, 3.15%, 7/01/2033	1,956,024	1,856,438
Small Business Administration, 3.16%, 8/01/2033	2,256,125	2,138,822
Small Business Administration, 3.62%, 9/01/2033	1,858,195	1,788,982
		$11,873,673
U.S. Treasury Obligations – 20.8%
U.S. Treasury Bonds, 1.375%, 11/15/2040 (f)	$30,300,000	$ 20,103,340
U.S. Treasury Bonds, 1.75%, 8/15/2041	9,700,000	6,746,047
U.S. Treasury Bonds, 2.375%, 2/15/2042	9,900,000	7,595,930
U.S. Treasury Bonds, 4%, 11/15/2042	17,580,000	17,084,876
U.S. Treasury Bonds, 4.375%, 8/15/2043	9,600,000	9,799,500
U.S. Treasury Bonds, 2.375%, 11/15/2049	14,700,000	10,547,250
U.S. Treasury Bonds, 1.625%, 11/15/2050	3,500,000	2,085,234
U.S. Treasury Bonds, 2.25%, 2/15/2052	12,000,000	8,318,437
U.S. Treasury Notes, 3.875%, 3/31/2025	5,600,000	5,550,781
U.S. Treasury Notes, 4.625%, 6/30/2025	46,200,000	46,310,086
U.S. Treasury Notes, 4.75%, 7/31/2025	75,300,000	75,641,203
U.S. Treasury Notes, 5%, 8/31/2025	53,400,000	53,892,281
U.S. Treasury Notes, 4.125%, 7/31/2028	51,400,000	51,930,063
U.S. Treasury Notes, 3.875%, 8/15/2033	3,500,000	3,495,625
		$319,100,653
Utilities - Electric Power – 1.3%
American Electric Power Co., Inc., 5.95%, 11/01/2032	$2,985,000	$ 3,185,981
Calpine Corp., 3.75%, 3/01/2031 (n)	3,680,000	3,227,661
Enel Finance International N.V., 7.5%, 10/14/2032 (n)	746,000	851,614
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	5,303,000	4,475,632
Pacific Gas & Electric Co., 3%, 6/15/2028	2,630,000	2,396,860
Pacific Gas & Electric Co., 3.3%, 8/01/2040	8,840,000	6,468,785
		$20,606,533
Total Bonds (Identified Cost, $1,596,428,260)		$1,504,883,559
Investment Companies (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $31,023,958)	31,022,184	$ 31,028,388
Other Assets, Less Liabilities – 0.0%		537,782
Net Assets – 100.0%		$1,536,449,729
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $31,028,388 and $1,504,883,559, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
15

MFS Total Return Bond Series
Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $360,480,321, representing 23.5% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(q)	Interest received was less than stated coupon rate.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL7, “C”, FLR, 7.67% ((SOFR - 1mo. + 0.11448%) + 2.95%), 11/25/2036	11/12/21	$1,340,000	$1,279,150
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 8.42% ((SOFR - 1mo. + 0.11448%) + 2.95%), 11/25/2036	11/12/21	1,575,000	1,438,465
Total Restricted Securities			$2,717,615
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 12/31/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	219	$45,095,180	March – 2024	$462,661
U.S. Treasury Note 5 yr	Long	USD	522	56,779,735	March – 2024	1,304,464
U.S. Treasury Ultra Bond 30 yr	Long	USD	742	99,126,562	March – 2024	9,479,712
U.S. Treasury Ultra Note 10 yr	Long	USD	32	3,776,500	March – 2024	140,526
						$11,387,363
At December 31, 2023, the fund had liquid securities with an aggregate value of $6,466,087 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
16

MFS Total Return Bond Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,596,428,260)	$1,504,883,559
Investments in affiliated issuers, at value (identified cost, $31,023,958)	31,028,388
Receivables for
Fund shares sold	146,839
Interest	15,166,774
Other assets	5,363
Total assets	$1,551,230,923
Liabilities
Payables for
Net daily variation margin on open futures contracts	$324,908
When-issued investments purchased	4,871,468
TBA purchase commitments	8,374,720
Fund shares reacquired	946,873
Payable to affiliates
Investment adviser	82,198
Administrative services fee	2,159
Shareholder servicing costs	242
Distribution and/or service fees	21,520
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	157,095
Total liabilities	$14,781,194
Net assets	$1,536,449,729
Net assets consist of
Paid-in capital	$1,702,072,103
Total distributable earnings (loss)	(165,622,374)
Net assets	$1,536,449,729
Shares of beneficial interest outstanding	132,665,098
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$752,929,074	64,367,911	$11.70
Service Class	783,520,655	68,297,187	11.47
See Notes to Financial Statements
17

MFS Total Return Bond Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$69,643,356
Dividends from affiliated issuers	1,334,552
Other	378,249
Total investment income	$71,356,157
Expenses
Management fee	$7,600,129
Distribution and/or service fees	1,972,753
Shareholder servicing costs	8,808
Administrative services fee	229,546
Independent Trustees' compensation	26,961
Custodian fee	77,198
Shareholder communications	6,671
Audit and tax fees	91,597
Legal fees	8,205
Miscellaneous	106,877
Total expenses	$10,128,745
Reduction of expenses by investment adviser	(194,398)
Net expenses	$9,934,347
Net investment income (loss)	$61,421,810
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(32,151,143)
Affiliated issuers	4,449
Futures contracts	(14,953,873)
Net realized gain (loss)	$(47,100,567)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$78,414,448
Affiliated issuers	(8,522)
Futures contracts	12,535,211
Net unrealized gain (loss)	$90,941,137
Net realized and unrealized gain (loss)	$43,840,570
Change in net assets from operations	$105,262,380
See Notes to Financial Statements
18

MFS Total Return Bond Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$61,421,810	$47,125,406
Net realized gain (loss)	(47,100,567)	(91,828,320)
Net unrealized gain (loss)	90,941,137	(225,379,690)
Change in net assets from operations	$105,262,380	$(270,082,604)
Total distributions to shareholders	$(47,036,950)	$(62,907,525)
Change in net assets from fund share transactions	$(53,888,548)	$(106,813,226)
Total change in net assets	$4,336,882	$(439,803,355)
Net assets
At beginning of period	1,532,112,847	1,971,916,202
At end of period	$1,536,449,729	$1,532,112,847
See Notes to Financial Statements
19

MFS Total Return Bond Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.26	$13.63	$14.12	$13.48	$12.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.36	$0.29	$0.37	$0.42
Net realized and unrealized gain (loss)	0.33	(2.25)	(0.40)	0.76	0.87
Total from investment operations	$0.81	$(1.89)	$(0.11)	$1.13	$1.29
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.34)	$(0.38)	$(0.49)	$(0.46)
From net realized gain	—	(0.14)	(0.00)(w)	—	—
Total distributions declared to shareholders	$(0.37)	$(0.48)	$(0.38)	$(0.49)	$(0.46)
Net asset value, end of period (x)	$11.70	$11.26	$13.63	$14.12	$13.48
Total return (%) (k)(r)(s)(x)	7.38	(13.93)	(0.81)	8.47	10.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.54	0.54	0.54	0.54	0.54
Expenses after expense reductions	0.52	0.53	0.53	0.53	0.53
Net investment income (loss)	4.17	2.94	2.10	2.71	3.14
Portfolio turnover	58	120	161	112	79
Net assets at end of period (000 omitted)	$752,929	$730,323	$928,578	$921,342	$939,179
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	39	—	—	—	—

See Notes to Financial Statements
20

MFS Total Return Bond Series
Financial Highlights - continued
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.04	$13.37	$13.86	$13.24	$12.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.32	$0.25	$0.33	$0.38
Net realized and unrealized gain (loss)	0.33	(2.21)	(0.40)	0.74	0.85
Total from investment operations	$0.77	$(1.89)	$(0.15)	$1.07	$1.23
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.30)	$(0.34)	$(0.45)	$(0.42)
From net realized gain	—	(0.14)	(0.00)(w)	—	—
Total distributions declared to shareholders	$(0.34)	$(0.44)	$(0.34)	$(0.45)	$(0.42)
Net asset value, end of period (x)	$11.47	$11.04	$13.37	$13.86	$13.24
Total return (%) (k)(r)(s)(x)	7.13	(14.18)	(1.07)	8.17	9.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.79	0.79	0.79	0.79
Expenses after expense reductions	0.77	0.78	0.78	0.78	0.78
Net investment income (loss)	3.92	2.68	1.85	2.46	2.89
Portfolio turnover	58	120	161	112	79
Net assets at end of period (000 omitted)	$783,521	$801,789	$1,043,338	$1,090,009	$1,105,005
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	39	—	—	—	—
(d)	Per share data is based on average shares outstanding.
(e)	Beginning with the period ending December 31, 2023, portfolio turnover rates excluding TBA transactions are being added as supplemental data. Refer to Note 2 for more information on TBA transactions and mortgage dollar rolls.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
21

MFS Total Return Bond Series
Notes to Financial Statements
(1)  Business and Organization
MFS Total Return Bond Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and
22

MFS Total Return Bond Series
Notes to Financial Statements  - continued
trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$330,974,326	$—	$330,974,326
Non - U.S. Sovereign Debt	—	4,409,796	—	4,409,796
Municipal Bonds	—	20,699,364	—	20,699,364
U.S. Corporate Bonds	—	396,040,871	—	396,040,871
Residential Mortgage-Backed Securities	—	336,001,442	—	336,001,442
Commercial Mortgage-Backed Securities	—	122,638,463	—	122,638,463
Asset-Backed Securities (including CDOs)	—	141,348,789	—	141,348,789
Foreign Bonds	—	152,770,508	—	152,770,508
Mutual Funds	31,028,388	—	—	31,028,388
Total	$31,028,388	$1,504,883,559	$—	$1,535,911,947
Other Financial Instruments
Futures Contracts – Assets	$11,387,363	$—	$—	$11,387,363
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were  futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Futures Contracts	$11,387,363
(a) Values presented in this table for futures contracts agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
23

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Risk	Futures Contracts
Interest Rate	$(14,953,873)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$12,535,211
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
24

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. As such, these transactions may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates including and excluding TBA transactions are presented in the Financial Highlights. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
The fund may purchase or sell securities on a when-issued or delayed delivery basis.  In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
25

MFS Total Return Bond Series
Notes to Financial Statements  - continued
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$47,036,950	$43,461,158
Long-term capital gains	—	19,446,367
Total distributions	$47,036,950	$62,907,525
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$1,642,898,449
Gross appreciation	11,950,647
Gross depreciation	(107,549,786)
Net unrealized appreciation (depreciation)	$(95,599,139)
Undistributed ordinary income	63,319,741
Capital loss carryforwards	(133,342,976)
Total distributable earnings (loss)	$(165,622,374)
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(45,153,075)
Long-Term	(88,189,901)
Total	$(133,342,976)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
26

MFS Total Return Bond Series
Notes to Financial Statements  - continued
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$23,510,514	$30,812,385
Service Class	23,526,436	32,095,140
Total	$47,036,950	$62,907,525
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion	0.40%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $194,398, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $7,345, which equated to 0.0005% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $1,463.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0151% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
27

MFS Total Return Bond Series
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$761,521,944	$660,798,133
Non-U.S. Government securities	111,630,458	251,035,541
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,642,627	$76,276,502	5,320,660	$64,038,372
Service Class	7,562,789	85,214,347	5,776,933	68,112,867
	14,205,416	$161,490,849	11,097,593	$132,151,239
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,091,130	$23,044,258	2,598,960	$30,225,899
Service Class	2,176,359	23,526,436	2,810,433	32,095,140
	4,267,489	$46,570,694	5,409,393	$62,321,039
Shares reacquired
Initial Class	(9,248,852)	$(105,025,789)	(11,162,526)	$(135,116,602)
Service Class	(14,050,307)	(156,924,302)	(13,997,512)	(166,168,902)
	(23,299,159)	$(261,950,091)	(25,160,038)	$(301,285,504)
Net change
Initial Class	(515,095)	$(5,705,029)	(3,242,906)	$(40,852,331)
Service Class	(4,311,159)	(48,183,519)	(5,410,146)	(65,960,895)
	(4,826,254)	$(53,888,548)	(8,653,052)	$(106,813,226)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the
MFS Conservative Allocation Portfolio were the owners of record of approximately 8% and 3%, respectively, of the value ofoutstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1%
of the value of the outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $7,515 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
28

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$43,144,046	$420,635,084	$432,746,669	$4,449	$(8,522)	$31,028,388
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,334,552	$—
(8)  LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
29

MFS Total Return Bond Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Bond Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
30

MFS Total Return Bond Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
31

MFS Total Return Bond Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
32

MFS Total Return Bond Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Joshua Marston
33

MFS Total Return Bond Series
Board Review of Investment Advisory Agreement
MFS Total Return Bond Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
34

MFS Total Return Bond Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $2.5 billion and $5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
35

MFS Total Return Bond Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
36

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
37

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
38

Annual Report
December 31, 2023
MFS®  Total Return Series
MFS® Variable Insurance Trust
VTR-ANN

MFS® Total Return Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series
Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Note 5 yr Future - MAR 2024	3.1%
Goldman Sachs Group, Inc.	2.3%
JPMorgan Chase & Co.	2.1%
UMBS, 2.5%, 30 year (h)	1.9%
Charles Schwab Corp.	1.9%
Comcast Corp., “A”	1.8%
Microsoft Corp.	1.8%
Cigna Group	1.5%
Eaton Corp. PLC	1.5%
U.S. Treasury Notes, 0.375%, 11/30/2025	1.4%
Composition including fixed income credit quality (a)(i)
AAA	4.4%
AA	2.0%
A	4.8%
BBB	7.8%
BB (o)	0.0%
CCC (o)	0.0%
U.S. Government	7.9%
Federal Agencies	13.0%
Not Rated	4.1%
Non-Fixed Income	59.3%
Cash & Cash Equivalents	0.8%
Other	(4.1)%
GICS equity sectors (g)
Financials	15.7%
Industrials	9.2%
Health Care	7.9%
Information Technology	6.9%
Communication Services	4.8%
Consumer Staples	3.7%
Energy	3.6%
Utilities	2.8%
Consumer Discretionary	2.4%
Materials	2.3%
Fixed income sectors (i)
Mortgage-Backed Securities	13.0%
Investment Grade Corporates	12.4%
U.S. Treasury Securities	11.9%
Collateralized Debt Obligations	3.3%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	0.8%
Municipal Bonds	0.4%
Emerging Markets Bonds	0.1%
High Yield Corporates	0.1%
Non-U.S. Government Bonds (o)	0.0%
U.S. Government Agencies (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives

MFS Total Return Series
Portfolio Composition - continued
that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(h)	UMBS may include both Fannie Mae and Freddie Mac securities.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.

MFS Total Return Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Total Return Series (fund) provided a total return of 10.44%, while Service Class shares of the fund provided a total return of 10.22%. These compare with returns of 26.29% and 5.53% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Bloomberg U.S. Aggregate Bond Index, respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of 17.67%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Within the equity portion of the fund, an underweight position and stock selection within the information technology sector detracted from performance relative to the S&P 500 Index. Within this sector, not owning shares of strong-performing computer graphics processor maker NVIDIA and computer and personal electronics maker Apple, and an underweight position in software giant Microsoft hindered relative results. The stock price of NVIDIA advanced as the company reported earnings per share results well above expectations, primarily driven by stronger-than-expected revenue growth within its data center, generative AI (artificial intelligence), and networking segments. Revenue and earnings-per-share guidance were significantly above expectations, driven by continued robust demand related to generative AI.
Stock selection and an overweight position in the financials sector also held back relative returns, led by the fund’s overweight position in financial services provider Charles Schwab.
Security selection and an underweight position in the consumer discretionary sector further dampened relative results. Here, not owning shares of strong-performing internet retailer Amazon.com and electric vehicle manufacturer Tesla detracted from relative returns. Despite operating margin pressures due to aggressive vehicle price cuts, Tesla’s share price advanced as the company delivered a record number of vehicles.
Elsewhere, not owning shares of social networking service provider Meta Platforms, and the fund’s overweight positions in global health services provider Cigna and building controls and systems supplier Johnson Controls International, detracted from relative performance. The stock price of Meta Platforms advanced as the company reported better-than-expected earnings driven by solid revenue results and strong user engagement across its applications. In addition, the company cited plans to cut costs and invest in AI, including adding generative AI to text, image, and video generators across its network of apps, including Facebook and Instagram, which further supported the stock. Additionally, the fund’s holdings of crop science and pharmaceuticals company Bayer(b) (Germany) weakened relative performance as the stock underperformed the benchmark.
Within the fixed income portion of the fund, yield curve(y) positioning detracted from performance relative to the Bloomberg U.S. Aggregate Bond Index. Bond selection within Agency Mortgage-Backed securities also weighed on the fund’s relative returns.

MFS Total Return Series
Management Review - continued
Contributors to Performance
Within the equity portion of the fund, stock selection within the industrials sector contributed to performance relative to the S&P 500 Index, led by the fund’s overweight positions in diversified industrial manufacturer Eaton and home improvement products maker Masco. The stock price of Eaton advanced as the company reported above-consensus earnings per share results and raised its organic sales guidance driven by a favorable outlook in its Electrical Americas division.
Stocks in other sectors that supported relative results included the fund’s overweight positions in semiconductor company Intel and semiconductor solutions provider NXP Semiconductors (Netherlands). An underweight position in integrated energy company Chevron also helped. Additionally, not owning shares of integrated oil and gas company ExxonMobil, health insurance and Medicare/Medicaid provider UnitedHealth Group, household products maker Procter & Gamble, electricity provider NextEra Energy, and global pharmaceutical company Bristol-Myers Squibb further benefited the fund’s relative returns. The share price of UnitedHealth Group declined as the company posted subdued medical loss ratio figures and higher-than-anticipated investment costs in its Optum Insights segment.
Within the fixed income portion of the fund, an underweight exposure to the Treasury sector, and the fund’s out-of-benchmark exposure to Collateralized Loan Obligations (CLOs), contributed to relative performance. Favorable bond selection within both the industrials and financial institutions sectors further benefited the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Steven Gorham, Alexander Mackey, Joshua Marston, and Johnathan Munko
Note to Shareholders: Effective January 20, 2023, Henry Peabody is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/1995	10.44%	8.54%	6.53%
Service Class	5/01/2000	10.22%	8.27%	6.27%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	26.29%	15.69%	12.03%
Bloomberg U.S. Aggregate Bond Index (f)	5.53%	1.10%	1.81%
MFS Total Return Blended Index (f)(w)	17.67%	9.98%	8.09%
(f)	Source: FactSet Research Systems Inc.
(w)	The MFS Total Return Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
12/31/23
Standard & Poor's 500 Stock Index	60%
Bloomberg U.S. Aggregate Bond Index	40%
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.

MFS Total Return Series
Performance Summary – continued
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.61%	$1,000.00	$1,058.32	$3.16
	Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11
Service Class	Actual	0.86%	$1,000.00	$1,057.37	$4.46
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Total Return Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 58.5%
Aerospace & Defense – 1.8%
General Dynamics Corp.	33,985	$ 8,824,885
Honeywell International, Inc.	64,148	13,452,477
Howmet Aerospace, Inc.	97,715	5,288,336
L3Harris Technologies, Inc.	60,167	12,672,373
		$40,238,071
Alcoholic Beverages – 0.8%
Constellation Brands, Inc., “A”	40,945	$ 9,898,454
Diageo PLC	217,566	7,920,274
		$17,818,728
Automotive – 1.9%
Aptiv PLC (a)	186,573	$ 16,739,330
Lear Corp.	75,511	10,662,908
LKQ Corp.	286,981	13,714,822
		$41,117,060
Broadcasting – 0.9%
Omnicom Group, Inc.	164,899	$ 14,265,413
Warner Bros. Discovery, Inc. (a)	540,869	6,155,089
		$20,420,502
Brokerage & Asset Managers – 2.9%
Cboe Global Markets, Inc.	54,185	$ 9,675,274
Charles Schwab Corp.	594,960	40,933,248
CME Group, Inc.	36,678	7,724,387
Invesco Ltd.	261,538	4,665,838
		$62,998,747
Business Services – 2.3%
Accenture PLC, “A”	36,163	$ 12,689,958
Amdocs Ltd.	91,567	8,047,824
Cognizant Technology Solutions Corp., “A”	108,548	8,198,630
Fidelity National Information Services, Inc.	143,637	8,628,275
Fiserv, Inc. (a)	92,171	12,243,996
		$49,808,683
Cable TV – 1.8%
Comcast Corp., “A”	891,309	$ 39,083,900
Chemicals – 0.7%
PPG Industries, Inc.	99,167	$ 14,830,425
Computer Software – 2.7%
Dun & Bradstreet Holdings, Inc.	1,045,151	$ 12,228,267
Microsoft Corp.	103,848	39,051,002
Oracle Corp.	70,858	7,470,559
		$58,749,828
Computer Software - Systems – 0.1%
Seagate Technology Holdings PLC	29,040	$ 2,479,145

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 1.9%
Masco Corp.	379,017	$ 25,386,559
Stanley Black & Decker, Inc.	112,723	11,058,126
Summit Materials, Inc., “A” (a)	111,362	4,282,982
		$40,727,667
Consumer Products – 0.5%
Kenvue, Inc.	514,592	$ 11,079,166
Consumer Services – 0.3%
Booking Holdings, Inc. (a)	1,675	$ 5,941,593
Electrical Equipment – 1.3%
Johnson Controls International PLC	483,454	$ 27,866,289
Electronics – 3.1%
Analog Devices, Inc.	25,977	$ 5,157,993
Applied Materials, Inc.	58,489	9,479,312
Intel Corp.	455,977	22,912,844
NXP Semiconductors N.V.	93,252	21,418,120
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	81,956	8,523,424
		$67,491,693
Energy - Independent – 2.7%
ConocoPhillips	238,506	$ 27,683,391
Hess Corp.	139,880	20,165,101
Pioneer Natural Resources Co.	52,199	11,738,511
		$59,587,003
Energy - Integrated – 0.9%
Chevron Corp.	42,122	$ 6,282,917
Suncor Energy, Inc.	381,334	12,216,617
		$18,499,534
Food & Beverages – 0.4%
Archer Daniels Midland Co.	81,917	$ 5,916,046
J.M. Smucker Co.	28,748	3,633,172
		$9,549,218
Health Maintenance Organizations – 1.6%
Cigna Group	112,688	$ 33,744,422
Insurance – 3.2%
Aon PLC	71,729	$ 20,874,573
Chubb Ltd.	95,487	21,580,062
Travelers Cos., Inc.	48,069	9,156,664
Willis Towers Watson PLC	75,793	18,281,272
		$69,892,571
Internet – 1.0%
Alphabet, Inc., “A” (a)	160,010	$ 22,351,797
Leisure & Toys – 0.2%
Electronic Arts, Inc.	33,993	$ 4,650,582

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 2.8%
Eaton Corp. PLC	136,098	$ 32,775,120
Ingersoll Rand, Inc.	172,892	13,371,467
Regal Rexnord Corp.	100,291	14,845,074
		$60,991,661
Major Banks – 7.0%
Bank of America Corp.	904,009	$ 30,437,983
Goldman Sachs Group, Inc.	132,951	51,288,507
JPMorgan Chase & Co.	265,307	45,128,721
Morgan Stanley	182,836	17,049,457
PNC Financial Services Group, Inc.	64,086	9,923,717
		$153,828,385
Medical & Health Technology & Services – 1.4%
ICON PLC (a)	38,515	$ 10,902,441
McKesson Corp.	43,177	19,990,088
		$30,892,529
Medical Equipment – 1.7%
Becton, Dickinson and Co.	45,186	$ 11,017,703
Boston Scientific Corp. (a)	125,567	7,259,028
Medtronic PLC	232,979	19,192,810
		$37,469,541
Metals & Mining – 0.2%
Glencore PLC	846,058	$ 5,091,258
Other Banks & Diversified Financials – 1.7%
Northern Trust Corp.	241,800	$ 20,403,084
Truist Financial Corp.	429,197	15,845,953
		$36,249,037
Pharmaceuticals – 3.2%
Bayer AG	277,750	$ 10,311,703
Johnson & Johnson	165,058	25,871,191
Organon & Co.	148,355	2,139,279
Pfizer, Inc.	725,057	20,874,391
Roche Holding AG	39,141	11,378,604
		$70,575,168
Railroad & Shipping – 1.1%
Union Pacific Corp.	98,852	$ 24,280,028
Restaurants – 0.2%
Wendy's Co.	220,690	$ 4,299,041
Specialty Chemicals – 1.2%
Axalta Coating Systems Ltd. (a)	407,084	$ 13,828,643
DuPont de Nemours, Inc.	161,049	12,389,500
		$26,218,143
Specialty Stores – 0.2%
Target Corp.	32,771	$ 4,667,246

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – 0.8%
T-Mobile USA, Inc.	112,268	$ 17,999,928
Tobacco – 1.2%
Altria Group, Inc.	144,591	$ 5,832,801
Philip Morris International, Inc.	214,364	20,167,365
		$26,000,166
Utilities - Electric Power – 2.8%
Dominion Energy, Inc.	106,297	$ 4,995,959
Duke Energy Corp.	152,070	14,756,873
Exelon Corp.	216,077	7,757,164
National Grid PLC	499,614	6,737,694
PG&E Corp.	793,750	14,311,313
Southern Co.	176,826	12,399,039
		$60,958,042
Total Common Stocks (Identified Cost, $760,659,446)		$1,278,446,797
Bonds – 39.6%
Aerospace & Defense – 0.1%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$1,108,000	$ 1,022,369
Asset-Backed & Securitized – 6.0%
ACRES 2021-FL2 Issuer Ltd., “AS”, FLR, 7.226% ((SOFR - 1mo. + 0.11448%) + 1.75%), 1/15/2037 (n)	$1,851,500	$ 1,818,662
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 7.205% ((SOFR - 3mo. + 0.26161%) + 1.55%), 1/15/2030 (n)	2,407,803	2,398,107
Arbor Realty Trust, Inc., CLO, 2021-FL1, “AS”, FLR, 6.676% ((SOFR - 1mo. + 0.11448%) + 1.2%), 12/15/2035 (n)	2,115,000	2,063,553
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 7.076% ((SOFR - 1mo. + 0.11448%) + 1.6%), 8/15/2034 (n)	1,807,500	1,734,210
Arbor Realty Trust, Inc., CLO, 2022-FL1, “B”, FLR, 7.446% (SOFR - 30 day + 2.1%), 1/15/2037 (n)	5,076,500	4,950,789
AREIT 2019-CRE3 Trust, “AS”, FLR, 6.776% ((SOFR - 1mo. + 0.11448%) + 1.3%), 9/14/2036 (n)	2,670,329	2,642,245
AREIT 2022-CRE6 Trust, “B”, FLR, 7.187% (SOFR - 30 day + 1.85%), 1/20/2037 (n)	3,088,500	2,992,970
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	478,070	483,381
Bain Capital Credit CLO Ltd., 2020-4A, “A1R”, 7.165% (SOFR - 3mo. + 1.75%), 10/19/2036 (n)	3,189,862	3,195,192
Bayview Financial Revolving Mortgage Loan Trust, FLR, 7.071% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)	420,682	618,526
Benchmark 2023-V3 Mortgage Trust, “A3”, 6.362%, 7/15/2056	134,138	140,526
Brazos Securitization LLC, 5.243%, 9/01/2040 (n)	1,552,000	1,603,835
BSPRT 2021-FL6 Issuer Ltd., “AS”, FLR, 6.776% ((SOFR - 1mo. + 0.11448%) + 1.3%), 3/15/2036 (n)	4,964,000	4,791,561
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 7.498% ((SOFR - 1mo. + 0.11448%) + 2.05%), 12/15/2038 (n)	849,500	831,485
BSPRT 2022-FL8 Issuer Ltd., “B”, FLR, 7.396% (SOFR - 30 day + 2.05%), 2/15/2037 (n)	1,817,000	1,769,998
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	741,142	685,578
BXMT 2021-FL4 Ltd., “AS”, FLR, 6.776% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	5,214,000	4,825,626
CHCP 2021-FL1 Ltd., “AS”, FLR, 6.773% ((SOFR - 1mo. + 0.11448%) + 1.3%), 2/15/2038 (n)	2,203,500	2,186,441
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)	1,995,328	2,000,581
Columbia Cent CLO 28 Ltd., “A-2-R”, 7.342%, 11/07/2030 (n)	3,492,733	3,467,896
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “A4”, 5.745%, 8/15/2056	1,872,416	1,968,688
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,980,975	3,861,366
Consumers 2023 Securitization Funding LLC, 5.55%, 3/01/2028	1,340,000	1,345,220
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	1,118,000	1,080,992
Credit Acceptance Auto Loan Trust, 2023-3A, “A”, 6.39%, 8/15/2033 (n)	546,000	553,680
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,316,427	2,240,776
Cutwater 2015-1A Ltd., “AR”, FLR, 6.875% ((SOFR - 3mo. + 0.26161%) + 1.22%), 1/15/2029 (n)	628,673	628,361
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 6.555% ((SOFR - 3mo. + 0.26161%) + 0.9%), 4/15/2029 (n)	1,540,583	1,538,741
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 6.675% ((SOFR - 3mo. + 0.26161%) + 1.02%), 4/15/2031 (n)	4,265,873	4,259,073
Enterprise Fleet Financing LLC, 2023-3, “A2”, 6.4%, 3/20/2030 (n)	1,326,000	1,355,335
GLS Auto Select Receivables Trust, 2023-1A, “A2”, 6.27%, 8/16/2027 (n)	1,827,588	1,834,530
GLS Auto Select Receivables Trust, 2023-2A, 6.37%, 6/15/2028 (n)	379,000	382,258
GMAC Mortgage Corp. Loan Trust, FGIC, 5.805%, 10/25/2036	84,178	83,830

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	$4,243,101	$ 4,096,678
JPMBB Commercial Mortgage Securities Trust, 2014-C26, “A4”, 3.494%, 1/15/2048	4,880,000	4,756,423
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	3,256,792	3,138,022
Kubota Credit Owner Trust, 2023-2A, “A2”, 5.61%, 7/15/2026 (n)	1,580,599	1,585,353
LCCM 2021-FL2 Trust, “B”, FLR, 7.376% ((SOFR - 1mo. + 0.11448%) + 1.9%), 12/13/2038 (n)	2,562,000	2,415,218
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 7.198% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	5,288,000	5,206,910
MF1 2020-FL4 Ltd., “A”, FLR, 7.176% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2035 (n)	869,749	869,810
MF1 2021-FL5 Ltd., “AS”, FLR, 6.676% ((SOFR - 1mo. + 0.11448%) + 1.2%), 7/15/2036 (n)	5,459,500	5,341,837
MF1 2022-FL8 Ltd., “B”, FLR, 7.305% (SOFR - 30 day + 1.95%), 2/19/2037 (n)	2,251,053	2,192,701
MidOcean Credit CLO, 2013-2A, “BR”, FLR, 7.302% ((SOFR - 3mo. + 0.26161%) + 1.65%), 1/29/2030 (n)	3,932,725	3,913,958
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	1,600,004	1,491,160
MSWF Commercial Mortgage Trust 2023-2, “A5”, 6.014%, 12/15/2056	2,080,986	2,234,854
Neuberger Berman CLO Ltd., 2013-15A, “BR2”, FLR, 7.005% ((SOFR - 3mo. + 0.26161%) + 1.35%), 10/15/2029 (n)	1,750,540	1,738,066
Neuberger Berman CLO Ltd., 2015-20A, “ARR”, FLR, 6.815% ((SOFR - 3mo. + 0.26161%) + 1.16%), 7/15/2034 (n)	1,900,000	1,896,210
Oaktree CLO 2019-1A Ltd., “BR”, FLR, 7.424% ((SOFR - 3mo. + 0.26161%) + 1.75%), 4/22/2030 (n)	5,195,227	5,125,003
OneMain Financial Issuance Trust 2022-3A, “A”, 5.94%, 5/15/2034 (n)	2,137,000	2,141,831
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 6.47% ((SOFR - 1mo. + 0.11448%) + 1%), 4/25/2038 (z)	1,052,365	1,042,303
ReadyCap Commercial Mortgage Trust, 2021-FL7, “B”, FLR, 7.27% ((SOFR - 1mo. + 0.11448%) + 1.8%), 11/25/2036 (z)	1,130,000	1,101,199
Residential Funding Mortgage Securities, Inc., FGIC, 3.889%, 12/25/2035 (d)(q)	63,221	2,152
Starwood Commercial Mortgage, 2022-FL3, “AS”, FLR, 7.146% (SOFR - 30 day + 1.8%), 11/15/2038 (n)	5,210,500	5,020,070
Toyota Lease Owner Trust, 2023-A, “A2”, 5.3%, 8/20/2025 (n)	393,236	392,627
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 6.676% ((SOFR - 1mo. + 0.11448%) + 1.2%), 3/15/2038 (n)	3,800,809	3,748,266
Voya CLO 2012-4A Ltd., “A2R3”, FLR, 7.105% ((SOFR - 3mo. + 0.26161%) + 1.45%), 10/15/2030 (n)	2,010,166	1,992,613
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	4,315,766	4,172,343
		$131,949,619
Automotive – 0.1%
Lear Corp., 4.25%, 5/15/2029	$656,000	$ 631,161
Stellantis Finance US, Inc., 2.691%, 9/15/2031 (n)	2,944,000	2,463,157
		$3,094,318
Broadcasting – 0.2%
WarnerMedia Holdings, Inc., 5.05%, 3/15/2042	$2,979,000	$ 2,626,229
WarnerMedia Holdings, Inc., 5.141%, 3/15/2052	1,692,000	1,452,338
		$4,078,567
Brokerage & Asset Managers – 0.4%
Charles Schwab Corp., 5.853% to 5/19/2033, FLR (SOFR - 1 day + 2.5%) to 5/19/2034	$3,736,000	$ 3,856,492
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	2,155,000	1,867,221
LPL Holdings, Inc., 6.75%, 11/17/2028	355,000	378,437
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	2,714,000	2,457,611
		$8,559,761
Building – 0.2%
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	$190,000	$ 167,275
Masco Corp., 2%, 2/15/2031	3,622,000	2,976,529
Vulcan Materials Co., 3.5%, 6/01/2030	380,000	353,450
		$3,497,254
Business Services – 0.6%
Equinix, Inc., 2.625%, 11/18/2024	$2,863,000	$ 2,788,555
Equinix, Inc., 1.8%, 7/15/2027	1,829,000	1,655,677
Equinix, Inc., 2.5%, 5/15/2031	2,363,000	2,005,772
Experian Finance PLC, 4.25%, 2/01/2029 (n)	1,450,000	1,435,785
Fiserv, Inc., 2.65%, 6/01/2030	730,000	641,774
Global Payments, Inc., 2.9%, 11/15/2031	1,699,000	1,453,306

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Business Services – continued
Verisk Analytics, Inc., 4.125%, 3/15/2029	$1,857,000	$ 1,811,507
Verisk Analytics, Inc., 5.75%, 4/01/2033	1,422,000	1,525,213
		$13,317,589
Cable TV – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$1,053,000	$ 1,068,894
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.5%, 6/01/2041	2,122,000	1,499,845
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	430,000	365,424
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.25%, 4/01/2053	1,734,000	1,452,302
Cox Communications, Inc., 1.8%, 10/01/2030 (n)	1,333,000	1,083,858
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	2,526,000	2,924,799
		$8,395,122
Chemicals – 0.1%
RPM International, Inc., 2.95%, 1/15/2032	$1,427,000	$ 1,202,540
Computer Software – 0.1%
Oracle Corp., 4.9%, 2/06/2033	$740,000	$ 736,633
Roper Technologies, Inc., 2%, 6/30/2030	1,302,000	1,105,253
		$1,841,886
Conglomerates – 0.1%
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	$808,000	$ 781,091
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028	2,112,000	2,088,456
		$2,869,547
Consumer Products – 0.1%
Kenvue, Inc., 4.9%, 3/22/2033	$2,970,000	$ 3,061,446
Consumer Services – 0.1%
Booking Holdings, Inc., 4.625%, 4/13/2030	$1,430,000	$ 1,440,700
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 2.95%, 2/15/2032	$2,690,000	$ 2,273,659
Electronics – 0.1%
Broadcom, Inc., 4.3%, 11/15/2032	$1,329,000	$ 1,274,995
Broadcom, Inc., 4.926%, 5/15/2037 (n)	683,000	660,960
		$1,935,955
Energy - Integrated – 0.3%
BP Capital Markets America, Inc., 2.721%, 1/12/2032	$4,182,000	$ 3,643,555
Eni S.p.A., 4.75%, 9/12/2028 (n)	3,564,000	3,562,682
		$7,206,237
Financial Institutions – 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.875%, 1/16/2024	$362,000	$ 361,769
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/2026	4,225,000	3,912,017
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	2,329,000	2,212,921
Air Lease Corp., 2.2%, 1/15/2027	1,394,000	1,276,478
Air Lease Corp., 2.875%, 1/15/2032	1,830,000	1,548,474
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	682,000	659,899
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	2,183,000	2,018,927
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	1,821,000	1,613,115

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	$639,000	$ 637,809
		$14,241,409
Food & Beverages – 0.3%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$2,950,000	$ 3,807,583
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	737,000	698,915
Diageo Capital PLC, 2.375%, 10/24/2029	2,618,000	2,356,976
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	304,000	279,476
		$7,142,950
Gaming & Lodging – 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$1,593,000	$ 1,583,789
Las Vegas Sands Corp., 3.9%, 8/08/2029	783,000	721,462
Marriott International, Inc., 4.625%, 6/15/2030	1,979,000	1,943,362
Marriott International, Inc., 2.85%, 4/15/2031	7,000	6,058
Marriott International, Inc., 2.75%, 10/15/2033	1,600,000	1,320,193
		$5,574,864
Insurance – 0.5%
AIA Group Ltd., 3.375%, 4/07/2030 (n)	$2,338,000	$ 2,154,142
Corebridge Financial, Inc., 3.9%, 4/05/2032	3,078,000	2,782,408
Corebridge Financial, Inc., 5.75%, 1/15/2034	1,237,000	1,264,418
Metropolitan Life Global Funding I, 3.3%, 3/21/2029 (n)	4,200,000	3,895,317
		$10,096,285
Insurance - Health – 0.1%
Humana, Inc., 5.875%, 3/01/2033	$1,227,000	$ 1,307,114
Insurance - Property & Casualty – 0.4%
Aon Corp., 4.5%, 12/15/2028	$1,979,000	$ 1,954,712
Aon Corp., 3.75%, 5/02/2029	1,893,000	1,810,774
Brown & Brown, Inc., 4.2%, 3/17/2032	2,124,000	1,937,190
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032	3,006,000	3,003,083
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	1,087,000	821,502
		$9,527,261
International Market Quasi-Sovereign – 0.0%
Electricite de France S.A., 6.9%, 5/23/2053 (n)	$629,000	$ 711,343
Machinery & Tools – 0.3%
Ashtead Capital, Inc., 5.5%, 8/11/2032 (n)	$3,963,000	$ 3,914,749
CNH Industrial Capital LLC, 4.2%, 1/15/2024	1,679,000	1,677,707
		$5,592,456
Major Banks – 2.3%
Bank of America Corp., 3.5%, 4/19/2026	$1,361,000	$ 1,324,347
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR - 1 day + 1.21%) to 10/20/2032	3,452,000	2,861,956
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	877,000	718,772
Barclays PLC, 7.437% to 11/02/2032, FLR (CMT - 1yr. + 3.5%) to 11/02/2033	2,666,000	2,985,184
Capital One Financial Corp., 3.75%, 3/09/2027	1,728,000	1,649,910
Capital One Financial Corp., 3.273% to 3/01/2029, FLR (SOFR - 1 day + 1.79%) to 3/01/2030	4,532,000	4,047,542
Deutsche Bank AG, 7.146% to 7/13/2026, FLR (SOFR - 1 day + 2.52%) to 7/13/2027	838,000	869,830
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	880,000	804,664
Deutsche Bank AG, 6.72% to 1/18/2028, FLR (SOFR - 1 day + 3.18%) to 1/18/2029	2,180,000	2,282,910
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	2,258,000	1,984,198

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032	$2,831,000	$ 2,326,024
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	922,000	750,918
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2170	442,000	405,547
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	476,000	418,296
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	4,631,000	3,864,006
JPMorgan Chase & Co., 2.963% to 1/25/2032, FLR (SOFR - 1 day + 1.26%) to 1/25/2033	1,781,000	1,526,027
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR ((SOFR - 3mo. + 0.26161%) + 1.22%) to 1/23/2049	938,000	777,483
Mitsubishi UFJ Financial Group, Inc., 2.852% to 1/19/2032, FLR (CMT - 1yr. + 1.1%) to 1/19/2033	2,674,000	2,290,549
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR - 1 day + 1.143%) to 1/22/2031	2,483,000	2,170,580
Morgan Stanley, 2.943% to 1/21/2032, FLR (SOFR - 1 day + 1.29%) to 1/21/2033	3,130,000	2,662,561
Sumitomo Mitsui Financial Group, Inc., 2.472%, 1/14/2029	5,230,000	4,652,702
UBS Group AG, 2.095% to 2/11/2031, FLR (CMT - 1yr. + 1.0%) to 2/11/2032 (n)	6,416,000	5,117,521
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	5,150,000	4,498,094
		$50,989,621
Medical & Health Technology & Services – 0.4%
Adventist Health System/West, 5.43%, 3/01/2032	$2,533,000	$ 2,576,415
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	302,000	261,782
Cigna Corp., 3.2%, 3/15/2040	474,000	370,532
CVS Health Corp., 5.3%, 6/01/2033	2,530,000	2,596,332
HCA, Inc., 5.125%, 6/15/2039	1,932,000	1,841,017
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	980,000	903,107
Northwell Healthcare, Inc., 3.979%, 11/01/2046	153,000	123,625
Northwell Healthcare, Inc., 4.26%, 11/01/2047	1,205,000	1,020,348
		$9,693,158
Medical Equipment – 0.1%
Boston Scientific Corp., 2.65%, 6/01/2030	$1,590,000	$ 1,419,699
Metals & Mining – 0.4%
Anglo American Capital PLC, 3.875%, 3/16/2029 (n)	$496,000	$ 465,210
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)	1,394,000	1,414,888
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	4,564,000	3,882,502
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	1,695,000	1,454,239
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	709,000	611,371
		$7,828,210
Midstream – 0.3%
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	$1,030,000	$ 1,028,417
Plains All American Pipeline LP, 3.8%, 9/15/2030	1,881,000	1,730,883
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	512,000	500,360
Spectra Energy Partners LP, 3.375%, 10/15/2026	828,000	797,138
Targa Resources Corp., 4.2%, 2/01/2033	746,000	685,897
Targa Resources Corp., 6.125%, 3/15/2033	2,281,000	2,401,524
		$7,144,219
Mortgage-Backed – 13.0%
Fannie Mae, 5%, 3/25/2025 - 3/01/2041	$1,515,482	$ 1,537,407
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	2,674,179	2,532,789
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	566,593	591,636
Fannie Mae, 2.5%, 11/01/2031	52,848	49,831
Fannie Mae, 5.5%, 2/01/2033 - 4/01/2040	3,501,302	3,599,488
Fannie Mae, 3%, 2/25/2033 (i)	250,549	20,782
Fannie Mae, 4.5%, 8/01/2033 - 6/01/2044	3,468,249	3,463,025
Fannie Mae, 6%, 1/01/2034 - 7/01/2037	2,073,231	2,154,179
Fannie Mae, 3.5%, 4/01/2038 - 7/01/2046	9,303,426	8,740,121

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 3.25%, 5/25/2040	$72,299	$ 66,950
Fannie Mae, 4%, 9/01/2040 - 6/01/2047	6,447,746	6,268,203
Fannie Mae, 2%, 5/25/2044 - 4/25/2046	191,697	175,385
Fannie Mae, 4%, 7/25/2046 (i)	276,646	51,592
Fannie Mae, UMBS, 5.5%, 10/01/2025 - 11/01/2053	8,619,529	8,662,629
Fannie Mae, UMBS, 2%, 10/01/2036 - 3/01/2052	30,827,834	26,088,549
Fannie Mae, UMBS, 2.5%, 11/01/2036 - 6/01/2052	36,516,626	31,457,003
Fannie Mae, UMBS, 5%, 10/01/2037 - 5/01/2053	3,519,707	3,485,375
Fannie Mae, UMBS, 4.5%, 4/01/2038 - 10/01/2052	3,731,508	3,641,688
Fannie Mae, UMBS, 1.5%, 2/01/2042 - 4/01/2052	2,702,713	2,115,844
Fannie Mae, UMBS, 3%, 6/01/2051 - 8/01/2052	14,888,566	13,205,484
Fannie Mae, UMBS, 3.5%, 5/01/2052 - 4/01/2053	3,352,595	3,077,597
Fannie Mae, UMBS, 6%, 12/01/2052 - 2/01/2053	881,697	912,065
Freddie Mac, 0.904%, 4/25/2024 (i)	3,071,672	3,866
Freddie Mac, 0.51%, 7/25/2024 (i)	14,179,000	40,202
Freddie Mac, 0.602%, 7/25/2024 (i)	3,476,018	6,839
Freddie Mac, 4.5%, 8/01/2024 - 5/01/2042	569,577	569,618
Freddie Mac, 0.39%, 8/25/2024 (i)	15,246,000	47,144
Freddie Mac, 0.46%, 8/25/2024 (i)	21,622,405	52,504
Freddie Mac, 3.064%, 8/25/2024	673,607	663,207
Freddie Mac, 0.339%, 10/25/2024 (i)	17,702,183	28,674
Freddie Mac, 0.275%, 11/25/2024 (i)	15,385,000	42,056
Freddie Mac, 2.67%, 12/25/2024	1,261,000	1,232,725
Freddie Mac, 0.639%, 6/25/2027 (i)	13,682,000	300,506
Freddie Mac, 0.745%, 6/25/2027 (i)	4,538,339	95,423
Freddie Mac, 0.57%, 7/25/2027 (i)	11,646,139	197,728
Freddie Mac, 0.327%, 8/25/2027 - 1/25/2031 (i)	14,966,321	210,559
Freddie Mac, 0.418%, 8/25/2027 (i)	6,384,435	84,610
Freddie Mac, 0.279%, 9/25/2027 (i)	10,419,000	107,205
Freddie Mac, 0.195%, 11/25/2027 (i)	16,290,000	127,422
Freddie Mac, 0.284%, 11/25/2027 (i)	11,356,560	104,382
Freddie Mac, 0.324%, 11/25/2027 (i)	10,105,925	109,915
Freddie Mac, 0.247%, 12/25/2027 (i)	10,109,000	96,646
Freddie Mac, 0.289%, 12/25/2027 (i)	11,210,000	126,292
Freddie Mac, 0.365%, 12/25/2027 (i)	17,242,552	223,351
Freddie Mac, 1.09%, 7/25/2029 (i)	824,628	40,719
Freddie Mac, 1.142%, 8/25/2029 (i)	5,169,489	269,379
Freddie Mac, 1.799%, 4/25/2030 (i)	900,000	86,080
Freddie Mac, 1.868%, 4/25/2030 (i)	2,701,417	260,144
Freddie Mac, 1.665%, 5/25/2030 (i)	1,301,002	115,952
Freddie Mac, 1.797%, 5/25/2030 (i)	3,334,078	315,014
Freddie Mac, 1.341%, 6/25/2030 (i)	1,327,631	96,606
Freddie Mac, 1.599%, 8/25/2030 (i)	1,191,673	105,289
Freddie Mac, 1.169%, 9/25/2030 (i)	775,587	50,715
Freddie Mac, 1.08%, 11/25/2030 (i)	1,356,411	84,507
Freddie Mac, 0.78%, 1/25/2031 (i)	2,233,850	102,705
Freddie Mac, 0.935%, 1/25/2031 (i)	1,493,151	81,445
Freddie Mac, 0.514%, 3/25/2031 (i)	4,281,755	124,614
Freddie Mac, 0.732%, 3/25/2031 (i)	1,837,683	81,981
Freddie Mac, 1.216%, 5/25/2031 (i)	822,353	60,172
Freddie Mac, 0.937%, 7/25/2031 (i)	1,237,840	72,268
Freddie Mac, 0.508%, 8/25/2031 (i)	1,664,744	52,300
Freddie Mac, 0.536%, 9/25/2031 (i)	5,442,448	182,251
Freddie Mac, 0.855%, 9/25/2031 (i)	1,567,181	83,173
Freddie Mac, 0.349%, 11/25/2031 (i)	8,030,040	187,337
Freddie Mac, 0.498%, 12/25/2031 (i)	7,179,988	231,046
Freddie Mac, 0.568%, 12/25/2031 (i)	12,162,189	438,699

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.294%, 11/25/2032 (i)	$8,299,181	$ 153,619
Freddie Mac, 5%, 9/01/2033 - 1/15/2040	817,644	830,582
Freddie Mac, 5.5%, 12/01/2033 - 2/01/2037	577,189	594,476
Freddie Mac, 6%, 4/01/2034 - 6/01/2037	745,511	777,251
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	338,903	354,587
Freddie Mac, 5.5%, 2/15/2036 (i)	50,821	9,107
Freddie Mac, 4%, 8/01/2037 - 4/01/2044	2,108,707	2,054,056
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	6,251,026	5,877,450
Freddie Mac, 3%, 1/01/2038 - 2/25/2059	8,073,683	7,389,295
Freddie Mac, 4.5%, 12/15/2040 (i)	29,305	2,357
Freddie Mac, 4%, 8/15/2044 (i)	52,616	5,424
Freddie Mac, 3.25%, 11/25/2061	589,995	511,212
Freddie Mac, UMBS, 2%, 12/01/2031 - 4/01/2052	28,665,468	23,968,274
Freddie Mac, UMBS, 6.5%, 10/01/2034	20,536	21,260
Freddie Mac, UMBS, 5%, 10/01/2035 - 8/01/2053	1,977,999	1,960,954
Freddie Mac, UMBS, 6%, 1/01/2036 - 9/01/2053	238,540	243,329
Freddie Mac, UMBS, 3%, 4/01/2037 - 2/01/2053	5,118,602	4,538,646
Freddie Mac, UMBS, 4.5%, 6/01/2038 - 10/01/2052	3,842,772	3,746,857
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 5/01/2052	2,198,810	2,035,280
Freddie Mac, UMBS, 4%, 8/01/2047 - 10/01/2052	5,798,652	5,497,735
Freddie Mac, UMBS, 2.5%, 4/01/2048 - 9/01/2052	17,034,268	14,511,748
Freddie Mac, UMBS, 1.5%, 3/01/2051 - 2/01/2052	3,388,533	2,643,405
Freddie Mac, UMBS, 5.5%, 7/01/2052 - 9/01/2053	1,686,280	1,702,212
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	877,602	911,716
Ginnie Mae, 5.5%, 5/15/2033 - 6/20/2053	6,168,123	6,216,678
Ginnie Mae, 4.5%, 7/20/2033 - 12/20/2052	8,193,538	8,021,992
Ginnie Mae, 5%, 7/20/2033 - 9/20/2053	8,686,562	8,627,260
Ginnie Mae, 4%, 1/20/2041 - 10/20/2052	5,053,381	4,853,860
Ginnie Mae, 3.5%, 12/15/2041 - 10/20/2052	6,459,276	6,061,146
Ginnie Mae, 3%, 4/20/2045 - 10/20/2052	8,243,711	7,520,270
Ginnie Mae, 2.5%, 8/20/2051 - 4/20/2052	15,163,993	13,258,012
Ginnie Mae, 2%, 1/20/2052 - 4/20/2052	10,665,800	9,023,495
Ginnie Mae, 0.584%, 2/16/2059 (i)	2,341,554	71,742
Ginnie Mae, TBA, 3%, 1/15/2054	2,025,000	1,833,253
Ginnie Mae, TBA, 6%, 1/15/2054	1,500,000	1,525,137
Ginnie Mae, TBA, 6.5%, 1/15/2054	2,000,000	2,047,266
UMBS, TBA, 2%, 1/18/2039 - 1/25/2054	1,875,000	1,603,524
UMBS, TBA, 2.5%, 1/18/2039 - 1/16/2054	2,734,977	2,472,825
UMBS, TBA, 5%, 1/25/2039	350,000	352,078
		$283,320,262
Municipals – 0.4%
New Jersey Turnpike Authority Rev., Taxable (Build America Bonds), “F”, 7.414%, 1/01/2040	$3,685,000	$ 4,591,416
Rhode Island Student Loan Authority Education Loan Rev., Taxable, 6.081%, 12/01/2042	2,820,000	2,889,420
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	1,032,000	880,295
		$8,361,131
Natural Gas - Distribution – 0.0%
NiSource, Inc., 5.65%, 2/01/2045	$414,000	$ 415,765
Natural Gas - Pipeline – 0.0%
APA Infrastructure Ltd., 4.25%, 7/15/2027 (n)	$253,000	$ 245,438

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Network & Telecom – 0.1%
Verizon Communications, Inc., 3.15%, 3/22/2030	$1,053,000	$ 962,453
Verizon Communications, Inc., 4.812%, 3/15/2039	1,877,000	1,814,720
		$2,777,173
Oils – 0.2%
Phillips 66 Co., 2.15%, 12/15/2030	$2,934,000	$ 2,470,785
Valero Energy Corp., 6.625%, 6/15/2037	2,124,000	2,328,235
		$4,799,020
Other Banks & Diversified Financials – 0.4%
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	$5,881,000	$ 5,365,999
Northern Trust Corp., 6.125%, 11/02/2032	2,959,000	3,177,475
		$8,543,474
Pollution Control – 0.3%
Republic Services, Inc., 1.45%, 2/15/2031	$851,000	$ 690,334
Waste Management, Inc., 4.875%, 2/15/2034	5,777,000	5,892,785
		$6,583,119
Real Estate - Office – 0.1%
Boston Properties LP, REIT, 2.55%, 4/01/2032	$1,316,000	$ 1,047,628
Real Estate - Other – 0.2%
Public Storage Operating, REIT, 5.1%, 8/01/2033	$4,289,000	$ 4,439,973
Real Estate - Retail – 0.1%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$172,000	$ 163,684
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	1,681,000	1,570,813
Realty Income Corp., REIT, 3.25%, 1/15/2031	485,000	440,653
		$2,175,150
Retailers – 0.1%
Alimentation Couche-Tard, Inc., 3.439%, 5/13/2041 (n)	$2,106,000	$ 1,585,454
Specialty Stores – 0.1%
Genuine Parts Co., 2.75%, 2/01/2032	$3,528,000	$ 2,947,939
Telecommunications - Wireless – 0.4%
Crown Castle, Inc., REIT, 3.65%, 9/01/2027	$2,565,000	$ 2,438,260
Rogers Communications, Inc., 3.8%, 3/15/2032	5,197,000	4,782,400
T-Mobile USA, Inc., 2.05%, 2/15/2028	1,892,000	1,707,132
Vodafone Group PLC, 5.625%, 2/10/2053	750,000	756,235
		$9,684,027
Tobacco – 0.4%
B.A.T. International Finance PLC, 4.448%, 3/16/2028	$4,780,000	$ 4,700,950
Philip Morris International, Inc., 5.125%, 11/17/2027	869,000	884,482
Philip Morris International, Inc., 5.625%, 11/17/2029	374,000	392,179
Philip Morris International, Inc., 5.125%, 2/15/2030	1,404,000	1,426,913
Philip Morris International, Inc., 5.75%, 11/17/2032	1,653,000	1,734,759
		$9,139,283
Transportation - Services – 0.0%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$757,000	$ 884,624

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.77%, 4/01/2024	$6,332	$ 6,302
Small Business Administration, 5.18%, 5/01/2024	8,356	8,314
Small Business Administration, 5.52%, 6/01/2024	402	401
Small Business Administration, 4.99%, 9/01/2024	16,776	16,654
Small Business Administration, 4.95%, 3/01/2025	1,035	1,032
Small Business Administration, 5.11%, 8/01/2025	105,019	104,052
		$136,755
U.S. Treasury Obligations – 7.8%
U.S. Treasury Bonds, 1.75%, 8/15/2041	$4,700,000	$ 3,268,703
U.S. Treasury Bonds, 2.375%, 2/15/2042	6,600,000	5,063,953
U.S. Treasury Bonds, 4%, 11/15/2042	6,000,000	5,831,016
U.S. Treasury Bonds, 2.875%, 5/15/2043	9,096,000	7,466,892
U.S. Treasury Bonds, 2.5%, 2/15/2045	9,797,000	7,418,549
U.S. Treasury Bonds, 3%, 11/15/2045	3,638,000	2,993,108
U.S. Treasury Bonds, 2.875%, 5/15/2049	900,000	715,148
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)	43,390,000	31,132,325
U.S. Treasury Bonds, 2.25%, 2/15/2052	7,800,000	5,406,984
U.S. Treasury Bonds, 4%, 11/15/2052	2,700,000	2,663,930
U.S. Treasury Bonds, 4.125%, 8/15/2053	5,100,000	5,154,984
U.S. Treasury Notes, 4.625%, 6/30/2025	10,400,000	10,424,781
U.S. Treasury Notes, 4.75%, 7/31/2025	15,900,000	15,972,047
U.S. Treasury Notes, 5%, 8/31/2025	7,200,000	7,266,375
U.S. Treasury Notes, 0.375%, 11/30/2025	33,750,000	31,341,357
U.S. Treasury Notes, 2.5%, 3/31/2027	29,500,000	28,194,395
		$170,314,547
Utilities - Electric Power – 0.9%
American Electric Power Co., Inc., 5.95%, 11/01/2032	$1,273,000	$ 1,358,711
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	250,000	211,510
Duke Energy Carolinas LLC, 4.95%, 1/15/2033	3,995,000	4,068,988
Duke Energy Corp., 4.5%, 8/15/2032	3,023,000	2,926,115
Enel Finance International N.V., 6.8%, 10/14/2025 (n)	926,000	949,281
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	392,000	341,010
Exelon Corp., 4.05%, 4/15/2030	1,632,000	1,556,873
Georgia Power Co., 3.7%, 1/30/2050	147,000	116,044
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	1,333,000	1,303,902
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	924,000	779,839
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	2,121,000	2,238,585
Pacific Gas & Electric Co., 2.1%, 8/01/2027	480,000	432,592
Pacific Gas & Electric Co., 3%, 6/15/2028	1,410,000	1,285,009
Pacific Gas & Electric Co., 2.5%, 2/01/2031	1,738,000	1,433,660
Pacific Gas & Electric Co., 3.3%, 8/01/2040	926,000	677,612
Xcel Energy, Inc., 3.4%, 6/01/2030	968,000	895,154
		$20,574,885
Utilities - Gas – 0.0%
East Ohio Gas Co., 2%, 6/15/2030 (n)	$1,135,000	$ 943,404
Total Bonds (Identified Cost, $923,533,906)		$865,934,209
Preferred Stocks – 0.8%
Computer Software - Systems – 0.3%
Samsung Electronics Co. Ltd.	114,746	$ 5,533,260

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – continued
Consumer Products – 0.5%
Henkel AG & Co. KGaA	140,252	$ 11,281,003
Total Preferred Stocks (Identified Cost, $15,975,433)		$16,814,263
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $25,145,020)	25,145,434	$ 25,150,462
Other Assets, Less Liabilities – (0.1)%		(2,269,363)
Net Assets – 100.0%		$2,184,076,368
(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $25,150,462 and $2,161,195,269, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $155,205,278, representing 7.1% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 6.47% ((SOFR - 1mo. + 0.11448%) + 1%), 4/25/2038	3/19/2021	$1,052,365	$1,042,303
ReadyCap Commercial Mortgage Trust, 2021-FL7, “B”, FLR, 7.27% ((SOFR - 1mo. + 0.11448%) + 1.8%), 11/25/2036	11/12/2021	1,130,000	1,101,199
Total Restricted Securities			$2,143,502
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security

MFS Total Return Series
Portfolio of Investments – continued
Derivative Contracts at 12/31/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	117	$24,091,945	March – 2024	$247,175
U.S. Treasury Note 5 yr	Long	USD	617	67,113,211	March – 2024	1,541,867
U.S. Treasury Ultra Bond 30 yr	Long	USD	154	20,573,438	March – 2024	1,894,008
						$3,683,050
Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	199	$23,485,109	March – 2024	$(1,051,832)
At December 31, 2023, the fund had liquid securities with an aggregate value of $1,752,135 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,700,168,785)	$2,161,195,269
Investments in affiliated issuers, at value (identified cost, $25,145,020)	25,150,462
Receivables for
Net daily variation margin on open futures contracts	4,534
Fund shares sold	299,769
Interest and dividends	8,888,543
Other assets	7,486
Total assets	$2,195,546,063
Liabilities
Payables for
TBA purchase commitments	$9,710,672
Fund shares reacquired	1,501,117
Payable to affiliates
Investment adviser	3,952
Administrative services fee	3,016
Shareholder servicing costs	379
Distribution and/or service fees	32,482
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	218,065
Total liabilities	$11,469,695
Net assets	$2,184,076,368
Net assets consist of
Paid-in capital	$1,582,411,740
Total distributable earnings (loss)	601,664,628
Net assets	$2,184,076,368
Shares of beneficial interest outstanding	95,203,092
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,000,723,151	43,020,059	$23.26
Service Class	1,183,353,217	52,183,033	22.68
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$34,538,180
Dividends	30,208,764
Dividends from affiliated issuers	1,354,085
Other	124,092
Income on securities loaned	38,881
Foreign taxes withheld	(426,016)
Total investment income	$65,837,986
Expenses
Management fee	$14,457,014
Distribution and/or service fees	2,911,505
Shareholder servicing costs	13,662
Administrative services fee	320,017
Independent Trustees' compensation	37,181
Custodian fee	111,422
Shareholder communications	43,167
Audit and tax fees	84,749
Legal fees	11,708
Miscellaneous	85,730
Total expenses	$18,076,155
Reduction of expenses by investment adviser	(2,039,935)
Net expenses	$16,036,220
Net investment income (loss)	$49,801,766
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$105,807,421
Affiliated issuers	1,000
Futures contracts	(3,365,123)
Foreign currency	2,372
Net realized gain (loss)	$102,445,670
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$54,701,320
Affiliated issuers	(2,573)
Futures contracts	3,106,931
Translation of assets and liabilities in foreign currencies	34,581
Net unrealized gain (loss)	$57,840,259
Net realized and unrealized gain (loss)	$160,285,929
Change in net assets from operations	$210,087,695
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$49,801,766	$39,724,474
Net realized gain (loss)	102,445,670	92,004,343
Net unrealized gain (loss)	57,840,259	(389,683,653)
Change in net assets from operations	$210,087,695	$(257,954,836)
Total distributions to shareholders	$(133,623,219)	$(236,287,143)
Change in net assets from fund share transactions	$(74,083,306)	$(5,860,762)
Total change in net assets	$2,381,170	$(500,102,741)
Net assets
At beginning of period	2,181,695,198	2,681,797,939
At end of period	$2,184,076,368	$2,181,695,198
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$22.49	$27.78	$26.02	$24.90	$21.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.45	$0.39	$0.47	$0.52
Net realized and unrealized gain (loss)	1.69	(3.10)	3.24	1.88	3.83
Total from investment operations	$2.24	$(2.65)	$3.63	$2.35	$4.35
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.44)	$(0.51)	$(0.57)	$(0.58)
From net realized gain	(0.99)	(2.20)	(1.36)	(0.66)	(0.65)
Total distributions declared to shareholders	$(1.47)	$(2.64)	$(1.87)	$(1.23)	$(1.23)
Net asset value, end of period (x)	$23.26	$22.49	$27.78	$26.02	$24.90
Total return (%) (k)(r)(s)(x)	10.44	(9.58)	14.12	9.81	20.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.71	0.70	0.71	0.70
Expenses after expense reductions	0.61	0.61	0.61	0.61	0.62
Net investment income (loss)	2.45	1.84	1.43	1.95	2.18
Portfolio turnover	38	67	98	84	42
Net assets at end of period (000 omitted)	$1,000,723	$1,001,860	$1,274,331	$1,219,438	$1,223,166
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$21.95	$27.18	$25.50	$24.43	$21.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.38	$0.32	$0.40	$0.45
Net realized and unrealized gain (loss)	1.65	(3.04)	3.17	1.83	3.76
Total from investment operations	$2.14	$(2.66)	$3.49	$2.23	$4.21
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.37)	$(0.45)	$(0.50)	$(0.51)
From net realized gain	(0.99)	(2.20)	(1.36)	(0.66)	(0.65)
Total distributions declared to shareholders	$(1.41)	$(2.57)	$(1.81)	$(1.16)	$(1.16)
Net asset value, end of period (x)	$22.68	$21.95	$27.18	$25.50	$24.43
Total return (%) (k)(r)(s)(x)	10.22	(9.84)	13.84	9.52	20.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.96	0.95	0.96	0.95
Expenses after expense reductions	0.86	0.86	0.86	0.86	0.87
Net investment income (loss)	2.20	1.60	1.17	1.71	1.93
Portfolio turnover	38	67	98	84	42
Net assets at end of period (000 omitted)	$1,183,353	$1,179,835	$1,407,467	$1,319,320	$1,323,813

See Notes to Financial Statements

MFS Total Return Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Total Return Series
Notes to Financial Statements
(1)  Business and Organization
MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the

MFS Total Return Series
Notes to Financial Statements  - continued
determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,216,267,223	$—	$—	$1,216,267,223
Germany	21,592,706	—	—	21,592,706
United Kingdom	19,749,226	—	—	19,749,226
Canada	12,216,617	—	—	12,216,617
Switzerland	11,378,604	—	—	11,378,604
Taiwan	8,523,424	—	—	8,523,424
South Korea	—	5,533,260	—	5,533,260
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	170,451,302	—	170,451,302
Non - U.S. Sovereign Debt	—	711,343	—	711,343
Municipal Bonds	—	8,361,131	—	8,361,131
U.S. Corporate Bonds	—	191,508,240	—	191,508,240
Residential Mortgage-Backed Securities	—	283,406,244	—	283,406,244
Commercial Mortgage-Backed Securities	—	43,768,587	—	43,768,587
Asset-Backed Securities (including CDOs)	—	88,095,050	—	88,095,050
Foreign Bonds	—	79,632,312	—	79,632,312
Mutual Funds	25,150,462	—	—	25,150,462
Total	$1,314,878,262	$871,467,469	$—	$2,186,345,731
Other Financial Instruments
Futures Contracts – Assets	$3,683,050	$—	$—	$3,683,050
Futures Contracts – Liabilities	(1,051,832)	—	—	(1,051,832)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

MFS Total Return Series
Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$3,683,050	$(1,051,832)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(3,365,123)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$3,106,931
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

MFS Total Return Series
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated.

MFS Total Return Series
Notes to Financial Statements  - continued
The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$41,248,649	$50,184,261
Long-term capital gains	92,374,570	186,102,882
Total distributions	$133,623,219	$236,287,143
The federal tax cost and the tax basis components of distributable earnings were as follows:

MFS Total Return Series
Notes to Financial Statements  - continued
As of 12/31/23
Cost of investments	$1,743,934,064
Gross appreciation	543,024,194
Gross depreciation	(97,981,309)
Net unrealized appreciation (depreciation)	$445,042,885
Undistributed ordinary income	52,307,287
Undistributed long-term capital gain	104,280,554
Other temporary differences	33,902
Total distributable earnings (loss)	$601,664,628
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$61,608,118	$109,061,121
Service Class	72,015,101	127,226,022
Total	$133,623,219	$236,287,143
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.70%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $274,619, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.66% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $1,765,316, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these

MFS Total Return Series
Notes to Financial Statements  - continued
participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $11,132, which equated to 0.0005% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $2,530.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0149% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $8,452,057.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $18,415, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$525,325,678	$504,067,133
Non-U.S. Government securities	274,703,951	457,266,244
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	950,911	$21,602,464	1,216,820	$28,906,952
Service Class	3,478,173	77,777,705	3,979,494	96,027,646
	4,429,084	$99,380,169	5,196,314	$124,934,598
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,843,014	$61,608,118	4,817,187	$109,061,121
Service Class	3,406,580	72,015,101	5,751,628	127,226,022
	6,249,594	$133,623,219	10,568,815	$236,287,143

MFS Total Return Series
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(5,328,147)	$(120,472,432)	(7,347,668)	$(180,956,671)
Service Class	(8,448,565)	(186,614,262)	(7,768,222)	(186,125,832)
	(13,776,712)	$(307,086,694)	(15,115,890)	$(367,082,503)
Net change
Initial Class	(1,534,222)	$(37,261,850)	(1,313,661)	$(42,988,598)
Service Class	(1,563,812)	(36,821,456)	1,962,900	37,127,836
	(3,098,034)	$(74,083,306)	649,239	$(5,860,762)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $11,269 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$23,640,356	$368,659,684	$367,148,005	$1,000	$(2,573)	$25,150,462
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,354,085	$—

MFS Total Return Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Total Return Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President

MFS Total Return Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

MFS Total Return Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Steven Gorham Alexander Mackey Joshua Marston Johnathan Munko

MFS Total Return Series
Board Review of Investment Advisory Agreement
MFS Total Return Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Total Return Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

MFS Total Return Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $101,613,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 59.94% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report
December 31, 2023
MFS®  Utilities Series
MFS® Variable Insurance Trust
VUF-ANN

MFS® Utilities Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series
Portfolio Composition
Portfolio structure
Top ten holdings
NextEra Energy, Inc.	10.8%
PG&E Corp.	6.6%
Dominion Energy, Inc.	5.6%
DTE Energy Co.	4.6%
Southern Co.	4.6%
Sempra Energy	4.1%
RWE AG	4.0%
Edison International	3.9%
EDP Renovaveis S.A.	3.7%
PPL Corp.	3.5%
Top five industries
Utilities-Electric Power	81.5%
Telecommunications - Wireless	7.4%
Energy - Renewables	5.3%
Natural Gas - Distribution	2.7%
Utilities - Water	1.7%
Issuer country weightings (x)
United States	73.1%
Germany	5.4%
Portugal	5.2%
United Kingdom	4.6%
Spain	3.9%
Italy	2.4%
France	1.3%
Canada	1.2%
Denmark	0.7%
Other Countries	2.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Utilities Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Utilities Series (fund) provided a total return of -2.11%, while Service Class shares of the fund provided a total return of -2.33%. These compare with a return of 26.29% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of -7.08% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the S&P Utilities Index, not owning shares of strong-performing power generation company NRG Energy, power and natural gas distributor Duke Energy, energy products and services supplier Consolidated Edison, and natural gas and electricity provider NiSource detracted from relative performance. The stock price for NRG Energy rose due to stable retail margins, strong free cash flow generation, an activist shareholder, and management's commitment to the existing strategy after the unexpected departure of the CEO. The fund’s underweight holdings of retail electric services provider Southern Company, clean and renewable energy producer Constellation Energy, and electricity and natural gas provider Public Service Enterprise Group further weakened relative results. The stock price of Constellation Energy advanced as the company reported financial results above consensus estimates, driven by higher energy prices. The fund’s holdings of renewable energy solutions provider Orsted(b) (Denmark) and integrated electric power company AES(b) also held back relative returns. The share price for Orsted fell sharply following the company's announcement of further impairments related to US projects, reflecting supply chain constraints, the rising uncertainty of its ability to receive incremental tax credits, and higher long-term sovereign rates. Additionally, the fund’s overweight position in electric and natural gas services provider Ameren further weighed on relative returns. The stock price of Ameren dropped after the final electric rate order from the Illinois Commerce Commission was materially worse than expected.
Contributors to Performance
Favorable security selection within the electric utilities industry benefited relative performance led by the fund’s holdings of electricity and gas distributor Enel(b) (Italy), electric services provider SSE(b) (United Kingdom), and electric utility company Iberdrola(b) (Spain). An underweight position in electricity provider NextEra Energy also supported relative performance. The stock price for NextEra Energy declined due to higher interest rates and due to a guidance cut at its affiliated entity NextEra Energy Partners. The fund’s overweight position in utility company PG&E, and not owning shares of natural gas and electricity distributor Eversource Energy, contributed to relative results. Although the company posted better-than-expected earnings per share figures, Eversource Energy’s stock price fell as the company posted lower-than-expected sales results and announced that the carrying value of its total offshore wind investment was impaired. Additionally, the company took a higher-than-anticipated pretax charge on the sale of undeveloped offshore acreage leases for wind farms, which further pressured the stock.
Stock selection within the multi-utilities industry strengthened relative performance. Here, the fund’s holdings of power and gas company E.ON(b) (Germany) and electricity and gas provider National Grid(b) (United Kingdom) boosted relative returns as both stocks outperformed the benchmark.
2

MFS Utilities Series
Management Review - continued
Elsewhere, the fund’s holdings of telecommunications services provider Cellnex Telecom(b) (Spain) and electricity and gas provider RWE(b) (Germany) contributed to relative performance. The stock price of RWE climbed as the company announced earnings ahead of consensus estimates, primarily driven by strong performance in its supply and trading division. Cellnex shares rose on the selection of a new CEO, an improved outlook for free cash flow generation, and continued commitment to strengthening its balance sheet.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
Claud Davis and J. Scott Walker
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Utilities Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/1995	(2.11)%	8.31%	6.39%
Service Class	5/01/2000	(2.33)%	8.05%	6.13%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	26.29%	15.69%	12.03%
Standard & Poor's 500 Utilities Index (f)	(7.08)%	7.11%	8.91%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's 500 Utilities Index(g) – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
4

MFS Utilities Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Utilities Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.77%	$1,000.00	$987.89	$3.86
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
Service Class	Actual	1.02%	$1,000.00	$986.97	$5.11
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Utilities Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Energy - Renewables – 5.3%
AES Corp.	518,396	$ 9,979,123
EDP Renovaveis S.A.	1,983,963	40,573,386
Orsted A/S	137,952	7,646,635
		$58,199,144
Natural Gas - Distribution – 2.7%
Atmos Energy Corp.	149,102	$ 17,280,922
China Resources Gas Group Ltd.	1,823,100	5,976,994
Southwest Gas Holdings, Inc.	97,071	6,149,448
		$29,407,364
Telecommunications - Wireless – 7.4%
Cellnex Telecom S.A.	870,322	$ 34,261,847
Rogers Communications, Inc., “B”	284,925	13,338,287
SBA Communications Corp., REIT	133,820	33,948,796
		$81,548,930
Telephone Services – 0.5%
Hellenic Telecommunications Organization S.A.	411,479	$ 5,859,855
Utilities - Electric Power – 81.5%
Alliant Energy Corp.	550,885	$ 28,260,400
Ameren Corp.	450,171	32,565,370
American Electric Power Co., Inc.	363,439	29,518,516
CenterPoint Energy, Inc.	310,258	8,864,071
CLP Holdings Ltd.	767,500	6,334,811
Constellation Energy	283,951	33,191,032
Dominion Energy, Inc.	1,318,418	61,965,646
DTE Energy Co.	462,085	50,949,492
E.ON SE	1,190,112	15,962,966
Edison International	596,176	42,620,622
Enel S.p.A.	3,582,989	26,620,120
Energias de Portugal S.A.	3,272,294	16,454,707
Equatorial Energia S.A.	756,300	5,561,396
Evergy, Inc.	355,935	18,579,807
Exelon Corp.	432,982	15,544,056
Iberdrola S.A.	646,576	8,472,660
National Grid PLC	1,500,466	20,234,982
NextEra Energy, Inc.	1,965,086	119,359,324
PG&E Corp.	4,024,239	72,557,029
Pinnacle West Capital Corp.	224,651	16,138,928
Portland General Electric Co.	359,129	15,564,651
PPL Corp.	1,433,202	38,839,774
Public Service Enterprise Group, Inc.	242,547	14,831,749
RWE AG	962,698	43,764,893
Sempra Energy	611,195	45,674,603
Southern Co.	720,816	50,543,618
SSE PLC	1,124,519	26,603,316
Xcel Energy, Inc.	542,345	33,576,579
		$899,155,118
7

MFS Utilities Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Water – 1.7%
United Utilities Group PLC	320,225	$ 4,324,612
Veolia Environnement S.A.	469,262	14,795,276
		$19,119,888
Total Common Stocks (Identified Cost, $872,290,192)		$1,093,290,299
Investment Companies (h) – 1.3%
Money Market Funds – 1.3%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $14,002,159)	14,001,567	$ 14,004,367
Other Assets, Less Liabilities – (0.4)%		(4,114,962)
Net Assets – 100.0%		$1,103,179,704
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $14,004,367 and $1,093,290,299, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 12/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	2,520	USD	1,883	UBS AG	1/19/2024	$19
EUR	1,629,518	USD	1,770,683	Morgan Stanley Capital Services, Inc.	1/19/2024	29,344
EUR	784	USD	858	NatWest Markets PLC	1/19/2024	8
EUR	1,834,466	USD	2,004,543	State Street Bank Corp.	1/19/2024	21,878
GBP	5,936	USD	7,548	Brown Brothers Harriman	1/19/2024	19
GBP	1,656,508	USD	2,024,973	Morgan Stanley Capital Services, Inc.	1/19/2024	86,680
						$137,948
Liability Derivatives
USD	792,888	CAD	1,087,560	Morgan Stanley Capital Services, Inc.	1/19/2024	$(28,084)
USD	7,658,960	CAD	10,434,709	State Street Bank Corp.	1/19/2024	(217,952)
USD	1,312,757	EUR	1,233,705	HSBC Bank	1/19/2024	(50,040)
USD	11,034,184	EUR	10,244,549	Morgan Stanley Capital Services, Inc.	1/19/2024	(282,335)
USD	119,286,780	EUR	112,068,036	State Street Bank Corp.	1/19/2024	(4,507,837)
USD	2,649,697	GBP	2,110,147	Brown Brothers Harriman	1/19/2024	(40,237)
USD	2,607,726	GBP	2,107,218	HSBC Bank	1/19/2024	(78,473)
USD	29,096,848	GBP	23,862,877	State Street Bank Corp.	1/19/2024	(1,322,619)
						$(6,527,577)
See Notes to Financial Statements
8

MFS Utilities Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $872,290,192)	$1,093,290,299
Investments in affiliated issuers, at value (identified cost, $14,002,159)	14,004,367
Receivables for
Forward foreign currency exchange contracts	137,948
Fund shares sold	322,801
Interest and dividends	3,815,861
Other assets	4,013
Total assets	$1,111,575,289
Liabilities
Payables for
Forward foreign currency exchange contracts	$6,527,577
Fund shares reacquired	1,561,394
Payable to affiliates
Investment adviser	88,636
Administrative services fee	1,584
Shareholder servicing costs	458
Distribution and/or service fees	16,439
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	199,486
Total liabilities	$8,395,585
Net assets	$1,103,179,704
Net assets consist of
Paid-in capital	$833,296,698
Total distributable earnings (loss)	269,883,006
Net assets	$1,103,179,704
Shares of beneficial interest outstanding	34,627,781
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$503,825,977	15,622,184	$32.25
Service Class	599,353,727	19,005,597	31.54
See Notes to Financial Statements
9

MFS Utilities Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$37,545,537
Dividends from affiliated issuers	479,977
Interest	306,119
Other	75,631
Income on securities loaned	3,995
Foreign taxes withheld	(356,955)
Total investment income	$38,054,304
Expenses
Management fee	$8,533,210
Distribution and/or service fees	1,583,003
Shareholder servicing costs	12,074
Administrative services fee	175,923
Independent Trustees' compensation	20,930
Custodian fee	117,774
Shareholder communications	17,532
Audit and tax fees	70,899
Legal fees	6,361
Miscellaneous	229,690
Total expenses	$10,767,396
Reduction of expenses by investment adviser	(146,772)
Net expenses	$10,620,624
Net investment income (loss)	$27,433,680
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$29,977,682
Affiliated issuers	1,880
Forward foreign currency exchange contracts	(9,800,468)
Foreign currency	(1,220,931)
Net realized gain (loss)	$18,958,163
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(83,754,776)
Affiliated issuers	(604)
Forward foreign currency exchange contracts	7,673,749
Translation of assets and liabilities in foreign currencies	49,490
Net unrealized gain (loss)	$(76,032,141)
Net realized and unrealized gain (loss)	$(57,073,978)
Change in net assets from operations	$(29,640,298)
See Notes to Financial Statements
10

MFS Utilities Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$27,433,680	$22,268,570
Net realized gain (loss)	18,958,163	96,439,674
Net unrealized gain (loss)	(76,032,141)	(114,645,691)
Change in net assets from operations	$(29,640,298)	$4,062,553
Total distributions to shareholders	$(101,554,945)	$(77,825,621)
Change in net assets from fund share transactions	$(16,299,587)	$28,354,613
Total change in net assets	$(147,494,830)	$(45,408,455)
Net assets
At beginning of period	1,250,674,534	1,296,082,989
At end of period	$1,103,179,704	$1,250,674,534
See Notes to Financial Statements
11

MFS Utilities Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$36.32	$38.31	$35.33	$35.18	$29.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.86	$0.71	$0.78	$0.87	$0.90
Net realized and unrealized gain (loss)	(1.75)	(0.32)	4.11	0.99	6.37
Total from investment operations	$(0.89)	$0.39	$4.89	$1.86	$7.27
Less distributions declared to shareholders
From net investment income	$(1.25)	$(0.92)	$(0.65)	$(0.84)	$(1.37)
From net realized gain	(1.93)	(1.46)	(1.26)	(0.87)	(0.10)
Total distributions declared to shareholders	$(3.18)	$(2.38)	$(1.91)	$(1.71)	$(1.47)
Net asset value, end of period (x)	$32.25	$36.32	$38.31	$35.33	$35.18
Total return (%) (k)(r)(s)(x)	(2.11)	0.76	14.09	5.90	25.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.78	0.79	0.80	0.79
Expenses after expense reductions	0.79	0.77	0.77	0.79	0.78
Net investment income (loss)	2.53	1.92	2.16	2.63	2.69
Portfolio turnover	15	29	16	32	28
Net assets at end of period (000 omitted)	$503,826	$549,238	$584,216	$537,240	$556,301
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$35.57	$37.58	$34.69	$34.56	$28.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.76	$0.60	$0.68	$0.77	$0.80
Net realized and unrealized gain (loss)	(1.71)	(0.32)	4.03	0.97	6.27
Total from investment operations	$(0.95)	$0.28	$4.71	$1.74	$7.07
Less distributions declared to shareholders
From net investment income	$(1.15)	$(0.83)	$(0.56)	$(0.74)	$(1.27)
From net realized gain	(1.93)	(1.46)	(1.26)	(0.87)	(0.10)
Total distributions declared to shareholders	$(3.08)	$(2.29)	$(1.82)	$(1.61)	$(1.37)
Net asset value, end of period (x)	$31.54	$35.57	$37.58	$34.69	$34.56
Total return (%) (k)(r)(s)(x)	(2.33)	0.48	13.82	5.62	24.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.03	1.04	1.05	1.04
Expenses after expense reductions	1.04	1.02	1.02	1.04	1.03
Net investment income (loss)	2.28	1.66	1.91	2.38	2.44
Portfolio turnover	15	29	16	32	28
Net assets at end of period (000 omitted)	$599,354	$701,436	$711,867	$679,629	$733,992

See Notes to Financial Statements
12

MFS Utilities Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
13

MFS Utilities Series
Notes to Financial Statements
(1)  Business and Organization
MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or
14

MFS Utilities Series
Notes to Financial Statements  - continued
market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,093,290,299	$—	$—	$1,093,290,299
Mutual Funds	14,004,367	—	—	14,004,367
Total	$1,107,294,666	$—	$—	$1,107,294,666
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$137,948	$—	$137,948
Forward Foreign Currency Exchange Contracts – Liabilities	—	(6,527,577)	—	(6,527,577)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
15

MFS Utilities Series
Notes to Financial Statements  - continued
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$137,948	$(6,527,577)
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(9,800,468)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$7,673,749
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
16

MFS Utilities Series
Notes to Financial Statements  - continued
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
17

MFS Utilities Series
Notes to Financial Statements  - continued
Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$38,810,049	$42,430,357
Long-term capital gains	62,744,896	35,395,264
Total distributions	$101,554,945	$77,825,621
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$886,903,652
Gross appreciation	269,798,845
Gross depreciation	(55,797,460)
Net unrealized appreciation (depreciation)	$214,001,385
Undistributed ordinary income	24,181,787
Undistributed long-term capital gain	31,718,375
Other temporary differences	(18,541)
Total distributable earnings (loss)	$269,883,006
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$46,111,772	$34,761,572
Service Class	55,443,173	43,064,049
Total	$101,554,945	$77,825,621
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $3 billion	0.70%
In excess of $3 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $146,772, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.73% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and
18

MFS Utilities Series
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $8,821, which equated to 0.0008% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $3,253.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0153% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $2,343,767. The sales transactions resulted in net realized gains (losses) of $664,389.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $74,566, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $170,896,468 and $261,619,975, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,697,934	$58,956,930	1,003,536	$37,516,319
Service Class	1,232,587	41,110,574	2,874,003	106,408,790
	2,930,521	$100,067,504	3,877,539	$143,925,109
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,483,648	$46,111,772	917,434	$34,761,572
Service Class	1,822,590	55,443,173	1,159,194	43,064,049
	3,306,238	$101,554,945	2,076,628	$77,825,621
19

MFS Utilities Series
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(2,681,537)	$(91,889,876)	(2,047,407)	$(75,308,977)
Service Class	(3,767,894)	(126,032,160)	(3,259,548)	(118,087,140)
	(6,449,431)	$(217,922,036)	(5,306,955)	$(193,396,117)
Net change
Initial Class	500,045	$13,178,826	(126,437)	$(3,031,086)
Service Class	(712,717)	(29,478,413)	773,649	31,385,699
	(212,672)	$(16,299,587)	647,212	$28,354,613
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $6,207 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$15,431,494	$176,746,218	$178,174,621	$1,880	$(604)	$14,004,367
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$479,977	$—
20

MFS Utilities Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Utilities Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
21

MFS Utilities Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
22

MFS Utilities Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
23

MFS Utilities Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Claud Davis J. Scott Walker
24

MFS Utilities Series
Board Review of Investment Advisory Agreement
MFS Utilities Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
25

MFS Utilities Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $3 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
26

MFS Utilities Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $69,020,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 58.85% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
27

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
29

Annual Report
December 31, 2023
MFS®  Value Series
MFS® Variable Insurance Trust
VLU-ANN

MFS® Value Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series
Portfolio Composition
Portfolio structure
Top ten holdings
JPMorgan Chase & Co.	4.5%
Cigna Group	2.9%
Progressive Corp.	2.8%
ConocoPhillips	2.7%
Comcast Corp., “A”	2.5%
Marsh & McLennan Cos., Inc.	2.4%
McKesson Corp.	2.3%
Johnson & Johnson	2.2%
Northrop Grumman Corp.	2.2%
Aon PLC	2.2%
GICS equity sectors (g)
Financials	25.1%
Industrials	16.6%
Health Care	14.6%
Information Technology	8.5%
Consumer Staples	7.8%
Utilities	7.6%
Energy	5.8%
Consumer Discretionary	3.5%
Materials	3.4%
Communication Services	3.3%
Real Estate	2.2%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Value Series
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Value Series (fund) provided a total return of 7.93%, while Service Class shares of the fund provided a total return of 7.63%. These compare with a return of 11.46% over the same period for the fund’s benchmark, the Russell 1000® Value Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 1000® Value Index, a combination of the fund’s underweight position and stock selection in the communications services sector detracted from performance. Within this sector, not owning shares of social networking service provider Meta Platforms and technology company Alphabet held back relative returns. The stock price of Meta Platforms advanced as the company reported better-than-expected earnings driven by solid revenue results and strong user engagement across its applications. In addition, the company cited plans to cut costs and invest in artificial intelligence, including adding generative AI to text, image, and video generators across its network of apps, including Facebook and Instagram, which further supported the stock.
Stock selection within the industrials sector also hindered relative results. Within this sector, the fund’s overweight position in global security company Northrop Grumman, and not holding shares of industrial conglomerate General Electric, hurt relative returns. The stock price of Northrop Grumman declined early in the period after it disclosed potential significant losses in its B-21 Raider program, citing inflationary and supply chain headwinds.
Stock selection and, to a lesser extent, the fund’s underweight position in the information technology sector also weakened relative performance. Within this sector, not holding shares of semiconductor company Intel and customer information software manager Salesforce.com held back relative results.
Elsewhere, the fund’s overweight positions in pharmaceutical giant Pfizer, global health services provider Cigna and energy products and services supplier Dominion Energy, and its holdings of premium drinks distributor Diageo(b) (United Kingdom), further dampened relative performance.
Contributors to Performance
A combination of the fund’s underweight position and stock selection in the energy sector contributed to relative returns, driven by an underweight position in integrated energy company Chevron and not holding shares of integrated oil and gas company ExxonMobil. The stock price of Chevron declined as the company reported revenue that missed expectations due to lower margins in its downstream operations, higher-than-forecasted capital expenditures and costs related to the acquisition of Hess. Additionally, energy stocks were broadly dragged down by weakness in crude oil prices, which suffered from both strong supply and weak demand dynamics.
Stock selection in the consumer discretionary sector also supported relative results led by the fund’s position in hotel and residential properties operator Marriott International(b).
2

MFS Value Series
Management Review - continued
Stocks in other sectors that aided relative performance included the fund’s holdings of semiconductor industry services provider KLA(b), IT servicing firm Accenture(b), and semiconductor solutions provider NXP Semiconductors(b) (Netherlands), and its overweight positions in diversified industrial manufacturer Eaton and global financial services firm JPMorgan Chase. The stock price of KLA appreciated as the company reported earnings per share results that beat market expectations, driven by strength in its trailing node business as demand in China increased significantly. In addition, not holding shares of electricity provider NextEra Energy and pharmaceutical company Bristol-Myers Squibb further supported the fund’s relative returns.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
Katherine Cannan and Nevin Chitkara
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Value Series
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/02/2002	7.93%	11.34%	8.52%
Service Class	1/02/2002	7.63%	11.07%	8.25%
Comparative benchmark(s)
Russell 1000® Value Index (f)	11.46%	10.91%	8.40%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 1000® Value Index(h) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Value Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Value Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.69%	$1,000.00	$1,058.68	$3.58
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
Service Class	Actual	0.94%	$1,000.00	$1,057.23	$4.87
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Value Series
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.4%
Aerospace & Defense – 7.4%
General Dynamics Corp.	178,373	$ 46,318,117
Honeywell International, Inc.	206,499	43,304,905
Northrop Grumman Corp.	115,531	54,084,683
RTX Corp.	450,458	37,901,536
		$181,609,241
Alcoholic Beverages – 1.3%
Diageo PLC	886,106	$ 32,257,810
Brokerage & Asset Managers – 4.8%
BlackRock, Inc.	34,895	$ 28,327,761
Citigroup, Inc.	618,819	31,832,049
KKR & Co., Inc.	254,740	21,105,209
NASDAQ, Inc.	627,989	36,511,281
		$117,776,300
Business Services – 3.1%
Accenture PLC, “A”	145,205	$ 50,953,887
Equifax, Inc.	101,038	24,985,687
		$75,939,574
Cable TV – 3.3%
Charter Communications, Inc., “A” (a)	48,366	$ 18,798,897
Comcast Corp., “A”	1,411,695	61,902,826
		$80,701,723
Chemicals – 0.7%
PPG Industries, Inc.	113,760	$ 17,012,808
Construction – 1.1%
Otis Worldwide Corp.	92,110	$ 8,241,082
Sherwin-Williams Co.	58,334	18,194,374
		$26,435,456
Consumer Products – 2.1%
Kenvue, Inc.	1,210,017	$ 26,051,666
Kimberly-Clark Corp.	143,903	17,485,654
Reckitt Benckiser Group PLC	114,858	7,935,084
		$51,472,404
Electrical Equipment – 0.7%
Johnson Controls International PLC	279,123	$ 16,088,650
Electronics – 6.4%
Analog Devices, Inc.	247,099	$ 49,063,978
KLA Corp.	73,091	42,487,798
NXP Semiconductors N.V.	127,748	29,341,161
Texas Instruments, Inc.	215,564	36,745,039
		$157,637,976
7

MFS Value Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 5.1%
ConocoPhillips	574,004	$ 66,624,644
EOG Resources, Inc.	181,671	21,973,107
Pioneer Natural Resources Co.	161,744	36,372,991
		$124,970,742
Energy - Integrated – 0.7%
Chevron Corp.	123,239	$ 18,382,329
Food & Beverages – 3.0%
Archer Daniels Midland Co.	90,155	$ 6,510,994
Nestle S.A.	325,041	37,684,737
PepsiCo, Inc.	180,548	30,664,272
		$74,860,003
Gaming & Lodging – 1.5%
Marriott International, Inc., “A”	158,849	$ 35,822,038
Health Maintenance Organizations – 3.4%
Cigna Group	233,864	$ 70,030,575
Elevance Health, Inc.	30,187	14,234,981
		$84,265,556
Insurance – 10.9%
Aon PLC	181,604	$ 52,850,396
Chubb Ltd.	203,535	45,998,910
Marsh & McLennan Cos., Inc.	314,390	59,567,473
Progressive Corp.	430,489	68,568,288
Travelers Cos., Inc.	209,085	39,828,602
		$266,813,669
Machinery & Tools – 4.4%
Eaton Corp. PLC	146,805	$ 35,353,580
Illinois Tool Works, Inc.	132,612	34,736,387
PACCAR, Inc.	167,489	16,355,301
Trane Technologies PLC	83,141	20,278,090
Veralto Corp.	15,282	1,257,097
		$107,980,455
Major Banks – 7.6%
JPMorgan Chase & Co.	644,386	$ 109,610,059
Morgan Stanley	518,756	48,373,997
PNC Financial Services Group, Inc.	177,843	27,538,988
		$185,523,044
Medical & Health Technology & Services – 2.3%
McKesson Corp.	120,119	$ 55,612,695
Medical Equipment – 2.3%
Abbott Laboratories	230,956	$ 25,421,327
Boston Scientific Corp. (a)	293,669	16,977,005
Medtronic PLC	161,942	13,340,782
		$55,739,114
8

MFS Value Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 1.9%
American Express Co.	243,981	$ 45,707,400
Pharmaceuticals – 6.6%
AbbVie, Inc.	186,214	$ 28,857,584
Johnson & Johnson	350,185	54,887,997
Merck & Co., Inc.	295,552	32,221,079
Pfizer, Inc.	1,380,602	39,747,531
Roche Holding AG	26,196	7,615,388
		$163,329,579
Railroad & Shipping – 2.7%
Canadian National Railway Co.	116,238	$ 14,602,980
Union Pacific Corp.	214,694	52,733,140
		$67,336,120
Real Estate – 2.2%
Prologis, Inc., REIT	345,084	$ 45,999,697
Public Storage, Inc., REIT	29,973	9,141,765
		$55,141,462
Specialty Chemicals – 1.9%
Corteva, Inc.	256,145	$ 12,274,468
DuPont de Nemours, Inc.	461,459	35,500,041
		$47,774,509
Specialty Stores – 3.4%
Lowe's Cos., Inc.	228,795	$ 50,918,327
Target Corp.	233,170	33,208,072
		$84,126,399
Utilities - Electric Power – 7.6%
American Electric Power Co., Inc.	142,262	$ 11,554,520
Dominion Energy, Inc.	620,893	29,181,971
Duke Energy Corp.	454,375	44,092,550
Exelon Corp.	497,392	17,856,373
PG&E Corp.	1,045,883	18,857,271
Southern Co.	622,087	43,620,740
Xcel Energy, Inc.	330,807	20,480,261
		$185,643,686
Total Common Stocks (Identified Cost, $1,320,399,349)		$2,415,960,742
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $8,423,770)	8,423,433	$ 8,425,117
Other Assets, Less Liabilities – 1.2%		29,826,917
Net Assets – 100.0%		$2,454,212,776
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,425,117 and $2,415,960,742, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
9

MFS Value Series
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS Value Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,320,399,349)	$2,415,960,742
Investments in affiliated issuers, at value (identified cost, $8,423,770)	8,425,117
Cash	132,108
Receivables for
Investments sold	23,475,002
Fund shares sold	5,909,225
Interest and dividends	2,720,740
Other assets	8,160
Total assets	$2,456,631,094
Liabilities
Payables for
Fund shares reacquired	$2,044,127
Payable to affiliates
Investment adviser	160,989
Administrative services fee	3,366
Shareholder servicing costs	337
Distribution and/or service fees	33,117
Payable for independent Trustees' compensation	13
Accrued expenses and other liabilities	176,369
Total liabilities	$2,418,318
Net assets	$2,454,212,776
Net assets consist of
Paid-in capital	$1,141,152,166
Total distributable earnings (loss)	1,313,060,610
Net assets	$2,454,212,776
Shares of beneficial interest outstanding	116,904,443
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,246,269,332	58,592,120	$21.27
Service Class	1,207,943,444	58,312,323	20.72
See Notes to Financial Statements
11

MFS Value Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$57,443,041
Dividends from affiliated issuers	1,006,489
Income on securities loaned	84,510
Other	22,583
Foreign taxes withheld	(328,374)
Total investment income	$58,228,249
Expenses
Management fee	$16,623,624
Distribution and/or service fees	2,975,794
Shareholder servicing costs	13,495
Administrative services fee	356,959
Independent Trustees' compensation	41,330
Custodian fee	84,891
Shareholder communications	28,730
Audit and tax fees	69,098
Legal fees	13,250
Miscellaneous	51,876
Total expenses	$20,259,047
Reduction of expenses by investment adviser	(672,280)
Net expenses	$19,586,767
Net investment income (loss)	$38,641,482
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$185,225,580
Affiliated issuers	(11,246)
Foreign currency	47,201
Net realized gain (loss)	$185,261,535
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(45,384,172)
Affiliated issuers	(1,718)
Translation of assets and liabilities in foreign currencies	27,546
Net unrealized gain (loss)	$(45,358,344)
Net realized and unrealized gain (loss)	$139,903,191
Change in net assets from operations	$178,544,673
See Notes to Financial Statements
12

MFS Value Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$38,641,482	$37,120,192
Net realized gain (loss)	185,261,535	168,424,957
Net unrealized gain (loss)	(45,358,344)	(384,367,410)
Change in net assets from operations	$178,544,673	$(178,822,261)
Total distributions to shareholders	$(206,485,454)	$(183,745,122)
Change in net assets from fund share transactions	$35,588,362	$(23,553,592)
Total change in net assets	$7,647,581	$(386,120,975)
Net assets
At beginning of period	2,446,565,195	2,832,686,170
At end of period	$2,454,212,776	$2,446,565,195
See Notes to Financial Statements
13

MFS Value Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$21.55	$24.72	$20.40	$20.95	$17.30
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.35	$0.31	$0.31	$0.33
Net realized and unrealized gain (loss)	1.22	(1.83)	4.84	0.29	4.68
Total from investment operations	$1.58	$(1.48)	$5.15	$0.60	$5.01
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.32)	$(0.31)	$(0.30)	$(0.44)
From net realized gain	(1.50)	(1.37)	(0.52)	(0.85)	(0.92)
Total distributions declared to shareholders	$(1.86)	$(1.69)	$(0.83)	$(1.15)	$(1.36)
Net asset value, end of period (x)	$21.27	$21.55	$24.72	$20.40	$20.95
Total return (%) (k)(r)(s)(x)	7.93	(5.91)	25.45	3.48	29.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.72	0.72	0.72	0.73	0.73
Expenses after expense reductions	0.69	0.70	0.70	0.71	0.72
Net investment income (loss)	1.73	1.60	1.33	1.64	1.67
Portfolio turnover	16	13	9	17	13
Net assets at end of period (000 omitted)	$1,246,269	$1,207,158	$1,363,583	$1,183,318	$945,183
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$21.03	$24.16	$19.96	$20.52	$16.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.29	$0.24	$0.25	$0.27
Net realized and unrealized gain (loss)	1.19	(1.79)	4.75	0.29	4.59
Total from investment operations	$1.49	$(1.50)	$4.99	$0.54	$4.86
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.27)	$(0.25)	$(0.38)
From net realized gain	(1.50)	(1.37)	(0.52)	(0.85)	(0.92)
Total distributions declared to shareholders	$(1.80)	$(1.63)	$(0.79)	$(1.10)	$(1.30)
Net asset value, end of period (x)	$20.72	$21.03	$24.16	$19.96	$20.52
Total return (%) (k)(r)(s)(x)	7.69	(6.14)	25.16	3.22	29.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.97	0.97	0.97	0.98	0.98
Expenses after expense reductions	0.94	0.95	0.95	0.96	0.97
Net investment income (loss)	1.48	1.35	1.08	1.38	1.42
Portfolio turnover	16	13	9	17	13
Net assets at end of period (000 omitted)	$1,207,943	$1,239,407	$1,469,104	$1,267,251	$1,279,123

See Notes to Financial Statements
14

MFS Value Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Value Series
Notes to Financial Statements
(1)  Business and Organization
MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment
16

MFS Value Series
Notes to Financial Statements  - continued
for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,415,960,742	$—	$—	$2,415,960,742
Mutual Funds	8,425,117	—	—	8,425,117
Total	$2,424,385,859	$—	$—	$2,424,385,859
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
17

MFS Value Series
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$37,786,809	$43,571,664
Long-term capital gains	168,698,645	140,173,458
Total distributions	$206,485,454	$183,745,122
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$1,338,717,702
Gross appreciation	1,124,833,688
Gross depreciation	(39,165,531)
Net unrealized appreciation (depreciation)	$1,085,668,157
Undistributed ordinary income	39,125,440
Undistributed long-term capital gain	188,223,272
Other temporary differences	43,741
Total distributable earnings (loss)	$1,313,060,610
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$105,947,750	$91,353,058
Service Class	100,537,704	92,392,064
Total	$206,485,454	$183,745,122
18

MFS Value Series
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $307,369, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.68% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.69% of average daily net assets for the Initial Class shares and 0.94% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $364,911, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $11,274, which equated to 0.0005% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $2,221.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0148% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
19

MFS Value Series
Notes to Financial Statements  - continued
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $1,721,101 and $71,113, respectively. The sales transactions resulted in net realized gains (losses) of $27,233.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $21,896, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $380,588,453 and $533,336,801, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,468,912	$159,547,620	6,563,655	$146,371,031
Service Class	5,808,561	120,426,998	24,366,893	539,149,730
	13,277,473	$279,974,618	30,930,548	$685,520,761
Shares issued to shareholders in reinvestment of distributions
Initial Class	5,329,364	$105,947,750	4,288,876	$91,353,058
Service Class	5,187,704	100,537,704	4,439,792	92,392,064
	10,517,068	$206,485,454	8,728,668	$183,745,122
Shares reacquired
Initial Class	(10,223,245)	$(211,616,295)	(9,999,661)	$(220,090,375)
Service Class	(11,621,721)	(239,255,415)	(30,676,378)	(672,729,100)
	(21,844,966)	$(450,871,710)	(40,676,039)	$(892,819,475)
Net change
Initial Class	2,575,031	$53,879,075	852,870	$17,633,714
Service Class	(625,456)	(18,290,713)	(1,869,693)	(41,187,306)
	1,949,575	$35,588,362	(1,016,823)	$(23,553,592)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 4% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured
20

MFS Value Series
Notes to Financial Statements  - continued
uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $12,957 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$29,657,201	$334,673,070	$355,892,190	$(11,246)	$(1,718)	$8,425,117
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,006,489	$—
21

MFS Value Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Value Series (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Value Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS Value Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS Value Series
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Katherine Cannan Nevin Chitkara
25

MFS Value Series
Board Review of Investment Advisory Agreement
MFS Value Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
26

MFS Value Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
27

MFS Value Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $185,569,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr., members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended December 31, 2023 and 2022, audit fees billed to the Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022
MFS Global Equity Series	55,676	51,335
MFS Growth Series	56,668	52,252
MFS Investors Trust Series	55,676	51,335
MFS Mid Cap Growth Series	55,676	51,335
MFS New Discovery Series	55,676	51,335
MFS Research Series	56,793	52,368
MFS Total Return Bond Series	79,577	73,425
MFS Total Return Series	72,327	72,327
MFS Utilities Series	55,802	51,452
MFS Value Series	56,668	52,252
Total	600,539	559,416

For the fiscal years ended December 31, 2023 and 2022, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Global Equity Series	2,400	2,400	0	0	0	0

To MFS Growth Series	2,400	2,400	0	0	0	0

To MFS Investors Trust Series	2,400	2,400	0	0	0	0

To MFS Mid Cap Growth	2,400	2,400	0	0	0	0
Series
To MFS New Discovery Series	2,400	2,400	0	0	0	0

To MFS Research Series	2,400	2,400	0	0	0	0

To MFS Total Return Bond	2,400	2,400	0	0	0	0
Series
To MFS Total Return Series	2,400	2,400	0	0	0	0

To MFS Utilities Series	2,400	2,400	0	0	0	0

To MFS Value Series	2,400	2,400	0	0	0	0

Total fees billed by
Deloitte to above Funds:	24,000	24,000	0	0	0	0

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Global Equity
Series*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Growth Series*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Investors Trust
Series*

To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Mid Cap
Growth Series*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS New Discovery
Series*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Research
Series*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Total Return
Bond Series*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Total Return
Series*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Utilities
Series*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Value
Series*

Fees billed by Deloitte:			Aggregate fees for non-audit services:
			2023			2022
To MFS Global Equity Series, MFS and MFS Related
Entities#			2,400			6,190
To MFS Growth Series, MFS and MFS Related Entities#			2,400			6,190
To MFS Investors Trust Series, MFS and MFS Related
Entities#			2,400			6,190
To MFS Mid Cap Growth Series, MFS and MFS Related
Entities#			2,400			6,190
To MFS New Discovery Series, MFS and MFS Related
Entities#			2,400			6,190
To MFS Research Series, MFS and MFS Related Entities#			2,400			6,190
To MFS Total Return Bond Series, MFS and MFS Related
Entities#			2,400			6,190
To MFS Total Return Series, MFS and MFS Related
Entities#			2,400			6,190
To MFS Utilities Series, MFS and MFS Related Entities#			2,400			6,190
To MFS Value Series, MFS and MFS Related Entities#			2,400			6,190

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: February 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: February 14, 2024

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: February 14, 2024

* Print name and title of each signing officer under his or her signature.